As filed with the Securities and Exchange Commission on April 30, 1997.
                                              Registration No. 33-95354

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                       POST-EFFECTIVE AMENDMENT NO. 3 TO


                                   FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


                Kansas City Life Variable Life Separate Account
                             (Exact name of trust)

                      KANSAS CITY LIFE INSURANCE COMPANY
                              (Name of depositor)
                                 3520 Broadway
                       Kansas City, Missouri  64141-6139
         (Complete address of depositor's principal executive offices)

                               C. John Malacarne
                      Kansas City Life Insurance Company
                                 3520 Broadway
                       Kansas City, Missouri  64141-6139
               (Name and complete address of agent for service)

                                   Copy to:
                             Stephen E. Roth, Esq.
                         Sutherland, Asbill & Brennan
                        1275 Pennsylvania Avenue, N.W.
                         Washington, D.C.  20004-2404


It is proposed that this filing will become effective:



___ immediately upon filing pursuant to paragraph (b) of Rule 485 _X_ On May 1, 1998 pursuant to paragraph (b) of Rule 485 ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485 ___ on (date) pursuant to paragraph (a)(1) of Rule 485

Title of securities being registered:  Individual Flexible Premium Variable Life
                                       Insurance Contracts



                KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                      KANSAS CITY LIFE INSURANCE COMPANY

               Cross Reference to Items Required by Form N-8B-2

N-8B-2 Item    Caption in Prospectus

1         Cover Page
2         Cover Page
3         Not applicable
4         Sale of the Contracts
5         Kansas City Life Variable Life Separate Account
6         Kansas City Life Variable Life Variable Account
7         Not applicable
8         Not applicable
9         Legal Matters
10        Summary and Diagram of the Contract; Premium Payments and
Allocations; Addition, Deletion or Substitution of Investments; Voting Rights 11 The Funds
12 The  Funds
13  Charges  and  Deductions
14  Premium  Payments  and Allocations
15  Premium  Payments  and  Allocations
16 The Funds
17  Surrender Privilege;  Withdrawal of Cash Surrender Value
18 Kansas City Life Variable Life Separate  Account
19 Reports to Contract  Owners
20 Not  Applicable
21 Contract Loans
22 Not applicable
23 Not applicable
24 Not applicable
25 Kansas City Life Insurance  Company
26 Not applicable
27 Kansas City Life  Insurance  Company
28 Kansas City Life  Directors  and  Executive  Officers
29 Not  applicable
30 Not applicable
31 Not  applicable
32 Not  applicable
33 Not  applicable
34 Not applicable
35 Not  applicable
36 Not  applicable
37 Not  applicable
38 Sale of Contracts
39 Sale of Contracts
40 Sale of Contracts
41 Not applicable
42 Not applicable
43 Not applicable
44 Determining the Contract Value
45 Not applicable
46 Not applicable
47 General  Information  About Kansas City Life, the Variable Account and
     the Funds
48 Not applicable
49 Not applicable
50 The Variable Account
51 Premium Payments and Allocations; Death Benefit and Changes in
   Specified Amount; Sale of the Contracts
52  Addition, Deletion or Substitution of Investments
53  Not applicable
54        Not applicable
55 Illustration of Contract Values, Cash Surrender Value, Death Benefits and Accumulated Premium Payments
56 Illustration of Contract Values, Cash Surrender Value, Death Benefits and Accumulated Premium Payments
57 Illustration of Contract Values, Cash Surrender Value, Death Benefits and Accumulated Premium Payments
58        Not applicable
59        Financial Statements



Prospectus
Individual Flexible Premium Variable Life Insurance Contracts
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
Kansas City Life Insurance Company

         Home Office:      Correspondence to:
         3520 Broadway     Variable Administration
         Kansas City, Missouri  64111-2565  P.O. Box 419364
         Telephone (816) 753-7000   Kansas City, Missouri  64141-6364
                  Telephone (800) 616-3670

This Prospectus describes an individual flexible premium variable life insurance contract (the "Contract") offered by Kansas City Life Insurance Company ("Kansas City Life," "we," "us" or "our"). The Contract is designed to provide insurance protection on the Insured named in the Contract, and at the same time provide you with the flexibility to vary the amount and timing of premium payments and to change the amount of death benefits payable under the Contract. This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You also have the opportunity to allocate Net Premium payments and Contract Value to one or more Subaccounts of the Kansas City Life Variable Life Separate Account (the "Variable Account") and to Kansas City Life's general account (the "Fixed Account"), within limits. This Prospectus generally describes only that portion of the Contract Value allocated to the Variable Account. For a brief summary of the Fixed Account, see "Fixed Account," page 23. The assets of each Subaccount are invested in a corresponding portfolio (each, a "Portfolio") of MFS( Variable Insurance TrustSM ("MFS Trust"), of American Century Variable Portfolios, Inc. ("American Century Variable Portfolios"), of Federated Insurance Series, of Dreyfus Variable Investment Fund and of Dreyfus Stock Index Fund. (MFS Trust, American Century Variable Portfolios, Federated Insurance Series, Dreyfus Variable Investment Fund and Dreyfus Stock Index Fund are each referred to as a "Fund"). Each Fund is managed by the investment adviser shown below:


MFS(R)Variable Insurance TrustSM       Manager
  MFS Emerging Growth Series           Massachusetts Financial
  MFS Research Series                  Services Company
  MFS Total Return Series
  MFS Utilities Series
  MFS World Governments Series
  MFS Bond Series

American Century Variable Portfolios         Manager
  American Century VP Capital Appreciation   American Century Investment
  American Century VP International          Management, Inc.

Federated Insurance Series                   Manager
  Federated American Leaders Fund II         Federated Advisers
  Federated High Income Bond Fund II
  Federated Prime Money Fund II

Dreyfus Variable Investment Fund             Manager
  Capital Appreciation Portfolio             The Dreyfus Corporation
  Small Cap Portfolio

Dreyfus Stock Index Fund                     Manager
                                             The Dreyfus Corporation

The accompanying prospectuses for MFS Trust, American Century Variable Portfolios, Federated Insurance Series, Dreyfus Variable Investment Fund and Dreyfus Stock Index Fund describe their respective Portfolios, including the risks of investing in the Portfolios, and provide other information on MFS Trust, American Century Variable Portfolios, Federated Insurance Series, Dreyfus Variable Investment Fund and Dreyfus Stock Index Fund.

You can select from two Coverage Options available under the Contract: a level death benefit ("Option A") and a death benefit that fluctuates with the Contract Value ("Option B"). Kansas City Life guarantees that the Death Benefit proceeds will never be less than the Specified Amount of insurance (less any Indebtedness and past due charges) so long as sufficient premiums are paid to keep the Contract in force.

The Contract provides for a Cash Surrender Value that can be obtained by surrendering the Contract. Because this value is based on the performance of the Portfolios of the Funds, to the extent of allocations to the Variable Account, there is no guaranteed minimum Cash Surrender Value.

If the Cash Surrender Value is insufficient to cover the charges due under the Contract, the Contract will lapse without value. However, Kansas City Life guarantees to keep the Contract in force during the Guaranteed Payment Period, so long as the Guaranteed Monthly Premium requirement and other conditions have been met. The Contract also permits loans and partial surrenders, within limits.

It may not be advantageous to replace existing insurance with this Contract. Within certain limits, you may return the Contract, or convert it to a contract that provides benefits that do not vary with the investment results of a separate account by exercising the Special Transfer Right.


THIS PROSPECTUS PRESENTS CONCISELY THE INFORMATION YOU SHOULD KNOW BEFORE DECIDING TO PURCHASE A CONTRACT. IT SHOULD BE RETAINED FOR FUTURE REFERENCE. PROSPECTUSES FOR MFS VARIABLE INSURANCE TRUST, AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., FEDERATED INSURANCE SERIES, DREYFUS VARIABLE INVESTMENT FUND AND DREYFUS STOCK INDEX FUND MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.

AN INVESTMENT IN THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE CONTRACT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE CONTRACT INVOLVES CERTAIN RISKS, INCLUDING THE LOSS OF PREMIUM PAYMENTS (PRINCIPAL).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.










                 The Date of this Prospectus is May 1, 1998.


PROSPECTUS CONTENTS
                                                           Page
DEFINITIONS OF TERMS                                        5

SUMMARY AND DIAGRAM OF THE CONTRACT                         8

GENERAL INFORMATION ABOUT KANSAS CITY LIFE,
THE VARIABLE ACCOUNT AND THE FUNDS                         14
Kansas City Life Insurance Company                         14
Kansas City Life Variable Life Separate Account
The Funds           14
Resolving Material Conflicts 17
Addition, Deletion or Substitution of Investments 17
Voting Rights 18

PREMIUM  PAYMENTS AND  ALLOCATIONS 18
Applying for a Contract 18
Free Look Right to Cancel  Contract 20
Premiums 20
Premium  Payments to Prevent Lapse 21
Premium Allocations and Crediting 22
Transfer Privilege 22
Dollar Cost Averaging Plan 23
Portfolio Rebalancing Plan 23

FIXED ACCOUNT  24
Minimum Guaranteed and Current Interest Rates          24
Calculation of Fixed Account Value    24
Transfers from Fixed Account          25
Payment Deferral    25

CHARGES AND DEDUCTIONS       25
Premium Expense Charge       25
Monthly Deduction   25
Monthly Expense Charge  27
Daily Mortality and Expense Risk Charge       27
Transfer Processing Fee      27
Surrender Charge    27
Partial Surrender Fee  29
Fund Expenses       29
Cost of Additional Benefits Provided by Riders 29
Bonus on Contract Value in the Variable Account 30
Reduced Charges for Eligible Groups   30
Other Tax Charge    30

HOW YOUR CONTRACT VALUES VARY      30
Determining the Contract Value     30
Cash Surrender Value       31

DEATH  BENEFIT  AND  CHANGES  IN  SPECIFIED  AMOUNT 31
Amount of Death  Benefit Proceeds 31
Coverage Options 32
Initial  Specified Amount and Coverage Option 32
Changes in  Coverage  Option 32
Changes in  Specified  Amount 32
Selecting  and Changing the Beneficiary 34

CASH BENEFITS       34
Contract Loans      34
Surrendering the Contract for Cash Surrender Value    35
Partial Surrenders           35
Maturity Benefit   36
Payment Options   36
Specialized Uses of the Contract      37

ILLUSTRATIONS OF CONTRACT VALUES, CASH SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS 37

OTHER CONTRACT BENEFITS AND PROVISIONS 47
Limits on Rights to Contest  the  Contract  47
Changes in the  Contract  or Benefits 47
Payment of Proceeds 47
Reports to Contract Owners 48
Assignment 48
Reinstatement 48
Supplemental and/or Rider Benefits 48

TAX CONSIDERATIONS       50
Tax Status of the Contract  50
Tax Treatment of Contract Benefits   51
Possible Charge for Kansas City Life's Taxes 53

OTHER INFORMATION ABOUT THE CONTRACTS AND
KANSAS CITY LIFE   53
Sale of the Contracts  53
Telephone Transfer, Premium Allocation and Loan Privileges   54
Kansas City Life Directors and Executive Officers      54
State Regulation    56
Additional Information 56
Experts  57
Litigation   57
Preparing for Year 2000    56
Legal Matters     57
Financial Statements     57


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUSES OF THE FUNDS, OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

DEFINITIONS OF TERMS

Accumulation Unit An accounting unit used to calculate Variable Account Value. It is a measure of the net investment results of each of the Subaccounts.

Age Age means the age on the Insured's last birthday as of each Contract Anniversary. The Contract is issued at the Age shown in the Contract, which is the Insured's Age on the Contract Date. If the Contract Date falls on the birthday of the Insured, the Age will be the age attained by the Insured on the Contract Date.

Allocation Date The date on which the initial Net Premium is allocated to the Federated Prime Money Fund II Subaccount. The Allocation Date is the later of the date when all underwriting and other requirements have been met and your application has been approved, or the date the initial premium is received at the Home Office.

Beneficiary The Beneficiary is the person you have designated in the application or in the last beneficiary designation filed with us to receive any proceeds payable under the Contract at the death of the Insured.

Cash Surrender Value The Contract Value at the time of surrender less any applicable Surrender Charge and any Contract Indebtedness.

Contract Anniversary The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date The date on which coverage under the Contract takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date. The incontestability and suicide periods for the Initial Specified Amount are measured from this date.

Contract Value The sum of the Variable Account Value and the Fixed Account Value (including the Loan Account Value). Calculation of the Contract Value is described on page 29.

Contract Year Any period of twelve months starting with the Contract Date and each Contract Anniversary thereafter.

Coverage Options Option A provides a Death Benefit at least equal to the Specified Amount at the time of death. Option B provides a Death Benefit at least equal to the Specified Amount plus the Contract Value, both at the time of death.

Death Benefit Proceeds The amount of Proceeds payable upon the Insured's death. The Death Benefit is determined according to the Coverage Option that has been elected. Any Indebtedness is deducted from the amount payable.

Fixed Account An account that is part of our General Account, and is not part of or dependent on the investment performance of the Variable Account.

Fixed Account Value The Contract Value in the Fixed Account.

Guaranteed Monthly Premium An amount used to measure premium payments paid for purposes of determining whether the guarantee that your Contract will not lapse during the Guaranteed Payment Period is in effect. See page 20.

Guaranteed Payment Period The period of time during which we guarantee that your Contract will not lapse if the Guaranteed Monthly Premiums are paid. See page 20.

Home Office 3520 Broadway, P.O. Box 419364, Kansas City, Missouri 64141-6364.

Indebtedness The sum of all outstanding Contract loans plus accrued interest.

Initial Specified Amount The Specified Amount on the Contract Date.

Insured The person whose life is insured under the Contract.

Lapse Termination of the Contract at the expiration of the Grace Period while the Insured is still living. See page 21.

Loan Account The Loan Account is part of the Fixed Account, which is part of the General Account.

Loan Account Value The Contract Value in the Loan Account.

Maturity Date The date when coverage terminates and the Cash Surrender Value, if any, is paid.

Monthly Anniversary Day The day of each month as of which we make the Monthly Deduction. It is the same day of each month as the Contract Date or the last day of the month for those months not having such a day.

Monthly Deduction The amount we deduct as of each Monthly Anniversary Day from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits for the month beginning on that Monthly Anniversary Day.

Net Investment Factor An index used to measure Subaccount performance of the current Valuation Period. Subaccount performance includes gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and mortality and expense risk charges. The calculation of the Net Investment Factor is described on page 30.

Net Premium A premium payment minus the applicable Premium Expense Charge. See page 24.

Owner, You The person entitled to exercise all rights and privileges provided in the Contract.

Planned Premium Payments The amount and frequency of premium payments you elected to pay in your last application. This is the amount we will bill you and is only an indication of your preferences of future premium payments. You may change the amount and frequency of premium payments at any time. The actual amount and frequency of premium payments will affect the Contract Value and the amount and duration of insurance.

Premium Payment(s) The amount(s) paid by the Owner to purchase the Contract; either a Planned Premium Payment or unscheduled premium.

Proceeds The total amount we are obligated to pay under the terms of the Contract.

Reallocation Date The date as of which Contract Value in the Federated Prime Money Fund II Subaccount is allocated to the Subaccounts and to the Fixed Account based on the Net Premium allocation percentages specified in the application. The Reallocation Date is 30 days after the Allocation Date.

Specified Amount The amount of insurance coverage on the Insured. The actual Death Benefit will depend upon whether Option A or Option B is in effect at the time of death.

Subaccounts The division of accounts making up the Variable Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Subaccount Value  The Contract Value in a Subaccount.

Unscheduled Premium        Any premium other than a Planned Premium Payment.

Valuation Day Each day on which both the New York Stock Exchange and Kansas City Life are open for business.


Valuation Period The interval of time commencing at the close of business on one Valuation Day and ending at the close of business on the next succeeding Valuation Day.


Variable Account The Kansas City Life Variable Life Separate Account. This is not part of our General Account. The Variable Account has Subaccounts.

Variable Account Value The total value of a Contract allocated to Subaccounts of the Variable Account.

Written Notice A written notice in a form satisfactory to Kansas City Life that is signed by the Owner and received at the Home Office.

SUMMARY AND DIAGRAM OF THE CONTRACT

The following summary of Prospectus information and diagram of the Contract should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Contract in this Prospectus assumes that the Contract is in force and there is no outstanding Contract Indebtedness.

The Contract, for as long as it remains in force, provides lifetime insurance protection on the Insured named in the Contract through the Maturity Date.

The Contract is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, the Owner of a Contract pays premium payments for insurance coverage on the person insured. Also like fixed-benefit life insurance, the Contract provides for accumulation of Net Premiums and a Cash Surrender Value that is payable if the Contract is surrendered during the Insured's lifetime. As with fixed-benefit life insurance, the Cash Surrender Value during the early Contract Years is likely to be substantially lower than the premium payments paid.

However, the Contract differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may and the Contract Value will increase or decrease to reflect the investment performance of the Subaccounts to which Contract Value is allocated. Also, there is no guaranteed minimum Cash Surrender Value. Nonetheless, Kansas City Life guarantees to keep the Contract in force during the first five Contract Years and during the five years following the effective date of an increase in the Specified Amount as long as the Guaranteed Monthly Premium requirement has been met. See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 20. Otherwise, if the Cash Surrender Value is insufficient to pay charges due, the Contract will lapse without value after a grace period. See "Premium Payments to Prevent Lapse," page 21. If a Contract lapses while loans are outstanding, adverse tax consequences may result. See "Tax Considerations," page 49.

The most important features of the Contract, such as charges, cash surrender benefits, death benefits, and calculation of Contract values, are summarized in the diagram on the following pages.

         Purpose of the Contract. The Contract is designed to provide long-term insurance benefits, and may also provide long-term accumulation of Contract Value. The Contract should be evaluated in conjunction with other insurance policies that you own, as well as the need for insurance and the Contract's long-term investment potential. It may not be advantageous to replace existing insurance coverage with this Contract. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Contract illustrations. See "Illustrations" below and "Specialized Uses of the Contract" on page 36.

         Illustrations. Illustrations in this Prospectus or used in connection with the purchase of a Contract are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be deemed a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Contract illustrations, and therefore, actual Contract values will be different from those illustrated.

The illustrations show Contract values based on current charges and, alternatively, based on guaranteed charges. See "Illustrations of Contract Values, Cash Surrender Values, Death Benefits and Accumulated Premium Payments," page 36. Contract values in the illustrations based on current charges reflect a bonus that may be credited to the Contract beginning in the eleventh Contract Year.
The bonus is not guaranteed and will be paid in Kansas City Life's sole discretion.

         Contract Tax Compliance. Kansas City Life intends for the Contract to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code. Under certain circumstances, a Contract will be treated as a "modified endowment contract" under federal tax law. Kansas City Life will monitor Contracts and will notify you on a timely basis if your Contract is in jeopardy of violating the definition of life insurance or becoming a modified endowment contract. For further discussion of the tax status of a Contract and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations," page 49.

         Free Look Right to Cancel and Special Transfer Right. For a limited time, you have the right to cancel your Contract and receive a refund. See "Free Look Right to Cancel Contract," page 19. During this "free-look" period, Net Premiums will be allocated to the Federated Prime Money Fund II Subaccount until the Reallocation Date. See "Premium Allocations and Crediting," page 21. In addition, for a limited time after requesting an increase in the Contract's
Specified Amount, you may cancel the increase and you may be entitled to a refund of certain charges.

Once within the first 24 Contract Months or within 24 Contract Months following the effective date of an increase in Specified Amount, you may transfer all or a portion of the Variable Account Value to the Fixed Account without payment of any transfer fee. This transfer effectively "converts" the Contract into a contract that provides fixed (non-variable) benefits. See "Special Transfer Right," page 22.

Owner Inquiries. If you have any questions, you may write or call Kansas City Life's Home Office at 3520 Broadway, P.O. Box 419364, Kansas City, Missouri 64141-6364, 1-800-616-3670.

         DIAGRAM OF CONTRACT

PREMIUM PAYMENTS

You select a payment plan but are not required to pay premium payments according to the plan. You can vary the amount and frequency and can skip planned premium payments. See page 18 for rules and limits.

The Contract's minimum initial premium payment and planned premium payment depend on the Insured's age, sex and risk class, Initial Specified Amount selected, any supplemental and/or rider benefits, and any planned periodic premiums you plan to make.

Unplanned premium payments may be made, within limits. See page 20.

Under certain circumstances, which include taking excessive Contract loans, extra premium payments may be required to prevent lapse. See page 21.


DEDUCTIONS FROM PREMIUM PAYMENTS

For state and local premium taxes (2.25 % of premium payments).  See page 24.

         NET PREMIUM PAYMENTS

You direct the allocation of Net Premium payments among 14 Subaccounts of the Variable Account and the Fixed Account. See page 21 for rules and limits on Net Premium payment allocations.

Each Subaccount invests in a corresponding portfolio of a mutual fund:

Mutual Fund                                          Portfolio

MFS(R)Variable Insurance TrustSM              MFS Emerging Growth Series
Manager:  Massachusetts Financial
  Services Company                            MFS Research Series
                                              MFS Total Return Series
                                              MFS Utilities Series
                                              MFS World Governments Series
                                              MFS Bond Series

American Century Variable Portfolios          American Century VP
Manager:  American Century Investment            Capital Appreciation
  Management, Inc.
                                              American Century VP International

Federated Insurance Series                    Federated American Leaders Fund II
Manager:  Federated Advisers                  Federated High Income Bond Fund II
                                              Federated Prime Money Fund II

Dreyfus Variable Investment Fund              Capital Appreciation Portfolio
Manager:  The Dreyfus Corporation             Small Cap Portfolio

Dreyfus Stock Index Fund                      Dreyfus Stock Index Fund
Manager:  The Dreyfus Corporation

Interest is credited on amounts allocated to the Fixed Account at a minimum guaranteed rate of 4%. See page 24 for rules and limits on transfers from the Fixed Account allocations.

 DEDUCTIONS FROM CONTRACT VALUE

Monthly deduction for cost of insurance, administration fees, and charges for any supplemental and/or rider benefits. Administration fees are currently $26.00 per month for the first Contract Year and $6.00 per month thereafter, plus $20.00 per month for the 12 Contract Months following an increase in Specified Amount. See page 24.


DEDUCTIONS FROM ASSETS

Daily charge at a guaranteed annual rate of 0.90% from the Subaccounts for mortality and expense risks. See page 27. This charge is not deducted from the Fixed Account Value.

Investment advisory fees and operating expenses are deducted from the assets of each Portfolio. See page 28.

Annual Fund Expenses -- (See below)

                                                                                     MFS
                                            MFS                  MFS                World
                                            Emerging  MFS       Total    MFS       Govern- MFS
                                            Growth    Research  Return   Utilities  ments  Bond
                                            Series    Series    Series   Series    Series  Series
MFSR Variable Insurance TrustSM
Annual Expenses
 (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)   0.75%    0.75%     0.75%    0.75%    0.75%   0.60%
Other Expenses (after any expense
                reimbursement)1/ 2/          0.12%    0.13%     0.25%    0.25%    0.25%   0.40%

Total Fund Annual Expenses 1/                0.87%    0.88%     1.00%    1.00%    1.00%   1.00%





                                           AM Cent
                                           VP Capital     Am Cent VP
                                           Appreciation   International

American Century Variable Portfolios
Annual Expenses
(as a percentage of average net assets)
Management Fees(Investment Advisory Fees)      1.00%        1.50%
Other Expenses                                 0.00%        0.00%

Total Fund Annual Expenses3/                   1.00%        1.50%




                                               Federated   Federated   Federated
                                                American   High Income   Prime
                                               Leaders       Bond        Money
                                               Fund II      Fund II     Fund II

Federated Insurance Series Annual Expenses
(as a percentage of average net assets)
Management  Fees  (Investment Advisory Fees)   0.66%        0.51%      0.30%
Other Expenses (after any expense
                reimbursement)                 0.19%        0.29%      0.50%

Total Fund Annual Expenses4/                   0.85%        0.80%      0.80%


                                              Dreyfus
                                              Capital       Dreyfus
                                             Appreciation   Small Cap
Dreyfus Variable Investment Fund Annual
Expenses (as a percentage of average
          net assets)
Management Fees (Investment Advisory Fees)     0.75%        0.75%
Other Expenses (after any expense
               reimbursement)                  0.05%        0.03%

Total Fund Annual Expenses                     0.80%        0.78%


                                                Dreyfus
                                              Stock Index
                                                 Fund
Dreyfus  Stock Index Fund Annual Expenses
  (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)     0.25%
Other Expenses (after any expense
               reimbursement)                  0.03%


Total Fund Annual Expenses                     0.28%



Premium taxes, currently ranging up to 3.5%, may be applicable, depending on various states' laws.

The above tables are intended to assist you in understanding the fund expenses that you will bear, directly or indirectly. The tables reflect expenses of the Funds. The Annual Expenses for the Funds are expenses for the most recent fiscal year, except as noted below. For a more complete description of the various expenses see the Prospectuses for the underlying Funds that accompany this Prospectus.
--------------------------


1/ The investment adviser to MFS Variable Insurance Trust has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed the following percentages of the average daily net assets of the Series during the current fiscal year: .40% for the Bond Series, and .25% for each remaining Series. Absent this expense arrangement, "Other Expenses" for the Total Return Series, Utilities Series, World Governments Series and Bond Series would be .27%, .45%, .40% and 2.98%, respectively, and Total Annual Fund Expenses would be 1.02%, 1.20%, 1.15% and 3.58%, respectively, for these Series.


2/ Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."

3/ The investment adviser to American Century Variable Portfolios pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For its services, the adviser is paid a fee of 1.50% and 1.00% of the average net assets of the Am Cent VP International and Am Cent VP Capital Appreciation, respectively.


4/ The adviser to Federated Insurance Series has agreed to waive all or a portion of its fee or reimburse the Fund for certain operating expenses so that the Total Fund Annual Expenses would not exceed .85%, .80%, and .80% respectively, of average net assets of those Portfolios. The adviser can terminate this voluntary waiver at any time at its sole discretion. Without this waiver, the Management Fees would be .75%, .60% and .50% of the average net assets of Federated American Leaders Fund II, Federated High Income Bond Fund II and the Federated Prime Money Fund II, respectively, and the Total Fund Annual Expenses for these Portfolios would be .94%, .89%, and 1.00%, respectively, of average net assets.

CONTRACT VALUE

Contract Value is equal to Net Premiums, as adjusted each Valuation Day to reflect Subaccount investment experience, interest credited on Fixed Account Value, charges deducted and other Contract transactions (such as transfers and surrenders). See page 29.

Varies from day to day. There is no minimum guaranteed Contract Value. The Contract may lapse if the Contract Value is insufficient to cover a Monthly Deduction due. See page 29.

Can be transferred among the Subaccounts and Fixed Account. A transfer fee of $25.00 will apply if more than 6 transfers are made in a Contract Year. See page 22 for rules and limits.

Is the starting point for calculating certain values under a Contract, such as the Cash Surrender Value and the Death Benefit used to determine Death Benefit proceeds.

Also, a "bonus" may be credited to the Contract Value on each Monthly Anniversary Day beginning in the eleventh Contract Year. The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Variable Account Value. This bonus is not guaranteed.


CASH BENEFITS

Loans may be taken for amounts up to Cash Surrender Value less loan interest to the next Contract Anniversary, at an annual effective interest rate of 6.0%. Currently, a preferred loan is available beginning in the eleventh Contract Year. See page 33 for rules and limits.

Partial surrenders generally can be made provided there is sufficient remaining Cash Surrender Value. A partial surrender fee will apply and a surrender charge will be assessed for any resulting reduction in the Specified Amount. See page 34 for limits and a description of the charges. Partial surrenders may be subject to adverse tax consequences.

The Contract may be surrendered in full at any time for its Cash Surrender Value. A sales load charge of up to 30% of actual premiums paid up to a maximum premium amount shown in the Contract, as well as a declining administrative charge, will apply during the first 15 Contract Years and during the 15 years following the effective date of an increase in the Specified Amount. See page
34. Surrenders may be subject to adverse tax consequences.

Payment options are available.  See page 35. DEATH BENEFITS

Income tax free to Beneficiary.

Available as lump sum or under a variety of payment options.

For all Contracts, a minimum Specified Amount of $100,000 for Issue Ages 0-49 and $50,000 for Issue Ages 50-80. We may allow these minimum limits to be reduced. See page 18.

Two Coverage Options available:
Option A, at least equal to the Specified Amount, and Option B, at least equal to the Specified Amount plus Contract Value. See page 31.

Flexibility to change the Coverage Option and Specified Amount. See page 31 for rules and limits.

Supplemental and/or rider benefits may be available. See page 47.

Any Indebtedness is deducted from the amount payable.

GENERAL INFORMATION ABOUT KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS

Kansas City Life Insurance Company


The Contracts are issued by Kansas City Life Insurance Company, which is a stock life insurance company organized under the laws of the State of Missouri in 1895. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.


Kansas City Life is subject to regulation by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which it does business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. The forms for the Contract described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold.


Kansas City Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA") and, as such, may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


Kansas City Life Variable Life Separate Account

Kansas City Life Variable Life Separate Account was established as a separate investment account under Missouri law on April 24, 1995. It is used to support the Contracts and may be used to support other variable life insurance contracts, and for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. Kansas City Life has established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contracts invest in shares of Portfolios of the Funds. The Variable Account may include other Subaccounts that are not available under the Contracts and are not otherwise discussed in this Prospectus. The assets in the Variable Account are owned by Kansas City Life.

Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against the Subaccount without regard to any other income, gains or losses of Kansas City Life. Applicable insurance law provides that assets equal to the reserves and other contract liabilities of the Variable Account are not chargeable with liabilities arising out of any other business of Kansas City Life. Kansas City Life is obligated to pay all benefits provided under the Contracts.

The Funds

MFS(R) Trust, American Century Variable Portfolios, Federated Insurance Series, Dreyfus Variable Investment Fund and Dreyfus Stock Index Fund are each registered with the SEC as a diversified open-end management investment company under the 1940 Act, although the SEC does not supervise their management or investment practices and policies. Each of the Funds is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objectives of each of the Portfolios is described below.


The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of mutual fund portfolios other than the Portfolios that may be managed by the same investment advisor or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.


MFS(R) Variable Insurance TrustSM
(Manager:  Massachusetts Financial Services Company)

         MFS Emerging Growth Series. The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).
         MFS Research Series. The Research Series' investment objective is to provide long-term growth of capital and future income. The Series' assets are allocated to selected economic sectors and then to industry groups within those sectors.

         MFS Total Return Series. The Total Return Series' primary investment objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and its secondary objective is to provide a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential.

         MFS Utilities Series. The Utilities Series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Series' adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

         MFS World Governments Series. The World Governments Series' investment objective is to seek not only preservation, but also growth of capital, together with moderate current income. The Series seeks to achieve its investment objective through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities.

         MFS Bond Series. The Bond Series' primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Series' secondary objective is to protect shareholders' capital. Up to 20% of the Series' total assets may be invested in lower-rated or non-rated debt securities commonly known as "junk bonds." The risks of investing in junk bonds are described in the prospectus for the MFS(R) Variable Insurance TrustSM, which should be read carefully before investing.

American Century Variable Portfolios, Inc. (formerly TCI Portfolios, Inc.) (Manager: American Century Investment Management, Inc. (formerly Investors Research Corporation))

         American Century VP Capital Appreciation Portfolio (formerly TCI Growth Portfolio). The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

         American Century VP International Portfolio (formerly TCI International Portfolio). The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and that have, in the opinion of the investment manager, potential for appreciation.

Federated Insurance Series
(Manager:  Federated Advisers)

         Federated American Leaders Fund II. The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

         Federated High Income Bond Fund II. The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds." The risks of investing in junk bonds is described in the prospectus for Federated Insurance Series, which should be read carefully before investing.

         Federated Prime Money Fund II. The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

Dreyfus Variable Investment Fund
(Manager:  The Dreyfus Corporation)

     Capital Appreciation Portfolio. The primary investment objective of the Capital Appreciation Portfolio is to provide long-term capital growth consistent with the preservation of capital. Current income is a secondary investment objective. This series invests primarily in the common stocks of domestic and foreign issuers.

         Small Cap Portfolio. The investment objective of the Small Cap Portfolio is to maximize capital appreciation. This series invests primarily in common stocks of domestic and foreign issuers. This series will be particularly alert to companies that it considers to be emerging smaller-sized companies which are believed to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings.

Dreyfus Stock Index Fund
(Manager:  The Dreyfus Corporation)

The primary investment objective of the Stock Index Fund is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. In anticipation of taking a market position, the Fund is permitted to purchase and sell stock index futures. The Fund is neither sponsored by nor affiliated with Standard & Poor's.

THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES AND POLICIES OF ANY OF THE FUNDS WILL BE ACHIEVED.

More detailed information concerning the investment objectives, policies, and restrictions pertaining to the Funds and Portfolios and their expenses, investment advisory services and charges and the risks involved with investing in the Portfolios and other aspects of their operations can be found in the current prospectus for each Fund or Portfolio that accompanies this Prospectus and the current Statement of Additional Information for each Fund or Portfolio. The prospectuses for the Funds or Portfolios should be read carefully before any decision is made concerning the allocation of Net Premium payments or transfers among the Subaccounts.

Kansas City Life has entered into agreements with either the investment adviser or distributor for each of the Funds pursuant to which the adviser or distributor pays Kansas City Life a fee based upon an annual percentage of the average aggregate net amount invested by Kansas City Life on behalf of the Variable Account and other separate accounts of Kansas City Life. These percentages differ, and Kansas City Life is paid a greater percentage by some investment advisers or distributors than other advisers or distributors. These agreements reflect administrative services provided by Kansas City Life.

Kansas City Life cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the unlikely event that a Fund or Portfolio is not available, Kansas City Life will take reasonable steps to secure the availability of a comparable fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

Resolving Material Conflicts

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of insurance companies, other than Kansas City Life, offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Owners whose Contract Values are allocated to the Variable Account and the owners of variable life insurance policies and variable annuity contracts issued by other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Funds and Portfolios for more information.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio of a Fund are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a Portfolio of a Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by Kansas City Life.

If any of these substitutions or changes are made, we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we deem it to be in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Kansas City Life separate accounts.

Voting Rights

Kansas City Life is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, Kansas City Life will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Contract Value in the Subaccounts. Should the applicable federal securities laws, regulations or interpretations thereof change, Kansas City Life may be permitted to vote shares of the Funds in its own right, and if so, Kansas City Life may elect to do so.

To obtain voting instructions from Owners, before a meeting Owners will be sent voting instruction material, a voting instruction form and any other related material. The number of votes that are available to an Owner will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. The number of votes attributable to a Subaccount will be determined by applying an Owner's percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which an Owner may give instructions will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund. Shares held by a Subaccount for which no timely instructions are received will be voted by Kansas City Life in the same proportion as those shares for which voting instructions are received.

Kansas City Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Portfolios, or to approve or disapprove an investment advisory agreement. In addition, Kansas City Life may under certain circumstances disregard voting instructions that would require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, provided that Kansas City Life reasonably disapproves of such changes in accordance with applicable federal regulations. If Kansas City Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report. Finally, Kansas City Life reserves the right to modify the manner in which the weight to be given to pass-through voting instructions is calculated when such a change is necessary to comply with current federal regulations or the current interpretation thereof.

PREMIUM PAYMENTS AND ALLOCATIONS

Applying for a Contract

To purchase a Contract, you must complete an application and submit it through an authorized Kansas City Life agent. If you are eligible for temporary insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application. The TIA provides temporary insurance coverage prior to the date when all underwriting and other requirements have been met and your application has been approved, with certain limitations, as long as an initial premium payment accompanies the TIA. In accordance with Kansas City Life's underwriting rules, temporary life insurance coverage may not exceed $250,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and the initial premium will be returned to the applicant.

With the TIA, you must pay an initial premium payment at the time of application that is at least equal to two Guaranteed Monthly Premiums (one Guaranteed Monthly Premium is required for Contracts when premium payments will be made under a pre-authorized payment arrangement). See "Premiums," page 20. In general, policies that are submitted with the required premium payment will have a Contract Date which will be the date of the TIA. However, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the date will be set to the 1st of the next following month. For Contracts where premium is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to two days, unless the approval is the 27th, 28th or 29th of the month in which case the Contract Date would be the first of the next month. There are several exceptions to these rules, based on the type of billing, whether the contract involves a conversion and/or whether the specified amount exceeds $250,000.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)--Premium With Application If PAC or CB is requested and the initial premium is taken with the application, the Contract Date will be the later of the TIA date or the first of the month of approval. Combined Billing is a billing where more than one Kansas City Life contract is billed together.

Combined Billing (CB)--No Premium With Application
If CB is requested and the initial premium is not taken with the application, the Contract Date will be the earlier of the 1st of the month after the Contract is approved or the date the initial premium is received. However, if approval occurs on the 1st, 2nd, 3rd, 4th or 5th of the month the Contract Date will be the first of the same month that the Contract is approved. In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the date will be set to the 1st of the following month.

Government Allotment (GA) and Federal Allotment (FA)
If GA or FA is requested on the application and an initial premium is taken with the application, the Contract Date will be the 1st of the month of approval. If GA or FA is requested and no initial premium is received the Contract Date will be the first of the month for which a full monthly allotment is received.

Conversions
If a Kansas City Life term insurance product is converted to a new Contract, the Contract Date will be the date that the previous contract was paid to. If there is more than one term policy being converted, the Contract Date will be determined by the contract with the earliest date that premiums were paid to.

Specified Amount Exceeds $250,000
If the specified amount requested exceeds $250,000 and an initial premium is taken with the application, the Contract Date will be the later of the TIA date or the 1st of the month of approval.

The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance age. In no case may the Contract Date be more than six months prior to the date the application was completed. Monthly Deductions will be charged from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when all underwriting and other requirements have been met and your application has been approved. Kansas City Life will deduct Contract charges as of the Contract Date.

Kansas City Life requires satisfactory evidence of the proposed Insured's insurability, which may include a medical examination of the proposed Insured. The available issue ages are 0 through 80 on a nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis. Age is determined on the Insured's age last birthday on the Contract Date. The minimum Specified Amount is $100,000 for issue ages 0 through 49. The minimum Specified Amount is $50,000 for issue ages 50 through 80. Acceptance of an application depends on Kansas City Life's underwriting rules, and Kansas City Life reserves the right to reject an application.

As the Owner of the Contract, you may exercise all rights provided under the Contract. The Insured is the Owner, unless a different Owner is named in the application. The Owner may by Written Notice name a contingent Owner or a new Owner while the Insured is living. Unless a contingent Owner has been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last surviving Owner, who will become the Owner if the Owner dies. The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us. A change in Owner may have tax consequences. See "Tax Considerations," page 49.

Free Look Right to Cancel Contract

You may cancel your Contract for a refund during your "free-look" period. This period expires 10 days after you receive your Contract, 45 days after your application is signed, or 10 days after Kansas City Life mails or delivers a cancellation notice, whichever is latest. If you decide to cancel the Contract, you must return it by mail or other delivery method to the Home Office or to the authorized Kansas City Life agent who sold it. Immediately after mailing or delivery, the Contract will be deemed void from the beginning. Within seven calendar days after Kansas City Life receives the returned Contract, Kansas City Life will refund premiums paid.

In addition, you may cancel an increase in Specified Amount that you have requested within 10 days after you receive the adjusted Contract, within 45 days after the date the application for the increased coverage is signed, or within 10 days after Kansas City Life mails or delivers the cancellation notice for the Specified Amount increase, whichever is latest. If you decide to cancel the increase in Specified Amount, you must return the adjusted Contract by mail or other delivery method to the Home Office or to the authorized Kansas City Life agent who sold it. Immediately after mailing or delivery, the increase will be deemed void from the beginning. Within seven calendar days after Kansas City Life receives the adjusted contract, any charges attributable to the increase will be returned to your Contract Value.

Premiums

The minimum initial premium payment required depends on a number of factors, such as the Age, sex and risk class of the proposed Insured, the Initial Specified Amount, any supplemental and/or rider benefits and the Planned Periodic Premium payments you propose to make. See "Planned Periodic Premiums," below. Consult your Kansas City Life agent for information about the initial premium required for the coverage you desire.

Additional unscheduled premium payments can be made at any time while the Contract is in force. Kansas City Life has the right to limit the number (except in Texas) and amount of such premium payments.

In addition, total premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. Kansas City Life will monitor Contracts and will notify you if a premium payment exceeds this limit and will cause the Contract to violate the definition of insurance. You may choose to take a refund of the portion of the premium payment that is determined to be in excess of the guideline premium limit or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance. Modifying the Contract may require evidence of insurability. See "Tax Considerations," page 49.

Your Contract may become a modified endowment contract if premiums paid exceed the "7-Pay Test" as set forth in the Internal Revenue Code. Kansas City Life will monitor Contracts and will attempt to notify you on a timely basis if, based on Kansas City Life's interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract. See "Tax Considerations," page 49.

Also, Kansas City Life reserves the right to require satisfactory evidence of insurability prior to accepting unscheduled premiums. See "Premium Allocations and Crediting," page 21.

Lastly, no premium payment will be accepted after the Maturity Date.

Premium payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. A loan repayment must be clearly marked as such or it will be credited as a premium. See "Loan Repayment," page 33.


     Planned Periodic Premiums. When applying for a Contract, you select a plan for paying level premium payments quarterly, semi-annually or annually. If you elect, Kansas City Life will also arrange for payment of Planned Periodic Premiums on a special monthly, quarterly, semi-annual or annual basis under a pre-authorized payment arrangement. You are not required to pay premium payments in accordance with these plans; rather, you can pay more or less than planned or skip a Planned Periodic Premium entirely. (See, however, "Premium Payments to Prevent Lapse," page 21, and "Guaranteed Payment Period and Guaranteed Monthly Premium," below.) Each premium after the initial premium must be at least $25. Subject to the limits described above, you can change the amount and frequency of Planned Periodic Premiums at any time. However, Kansas City Life reserves the right to limit the amount of a premium payment or the total premium payments paid, as discussed above.


         Guaranteed Payment Period and Guaranteed Monthly Premium. A Guaranteed Payment Period is the period during which Kansas City Life guarantees that the Contract will not lapse if the amount of total premiums paid is greater than or equal to the sum of: (1) the accumulated Guaranteed Monthly Premiums in effect on each prior Monthly Anniversary Day, and (2) an amount equal to the sum of any partial surrenders taken and Indebtedness under the Contract. The Guaranteed Payment Periods are five years following the Contract Date and five years following the effective date of an increase in the Specified Amount. The Guaranteed Monthly Premium is shown in the Contract. The per $1,000 Guaranteed Monthly Premium factors for the Specified Amount vary by risk class, issue Age, and sex. Additional premiums for substandard ratings and supplemental and/or rider benefits are included in the Guaranteed Monthly Premium. However, upon a change to the Contract, Kansas City Life will recalculate the Guaranteed Monthly Premium and will notify you of the new Guaranteed Monthly Premium and amend your Contract to reflect the change.

         Premium Payments Upon Increase in Specified Amount. A new Guaranteed Payment Period begins on the effective date of an increase in Specified Amount. You will be notified of the new Guaranteed Monthly Premium for this period. Depending on the Contract Value at the time of an increase in the Specified Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of Planned Periodic Premiums may be advisable. See "Changes in Specified Amount," page 31.

Premium Payments to Prevent Lapse

Failure to pay Planned Periodic Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Periodic Premiums will not guarantee that a Contract will not lapse. The conditions that will result in your Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

         During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period. See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 20.

The premium required to keep the Contract in force will be an amount equal to the lesser of: (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated premiums paid; and (2) an amount sufficient to provide a Cash Surrender Value equal to three Monthly Deductions.

         After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A premium sufficient to provide a Cash Surrender Value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.


         Grace Period. The grace period is a 61-day period to make a premium payment sufficient to prevent lapse. Kansas City Life will send notice of the amount required to be paid during the grace period to your last known address and the address of any assignee of record. The grace period will begin when the notice is sent. Your Contract will remain in force during the grace period. If the Insured should die during the grace period, the Death Benefit proceeds will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death (and for any Indebtedness). See "Amount of Death Benefit Proceeds," page
30. If the grace period premium payment has not been paid before the grace period ends, your Contract will lapse. It will have no value and no benefits will be payable. See "Reinstatement," page 47.


A grace period also may begin if Indebtedness becomes excessive. See "Loan Repayment," page 33.

Premium Allocations and Crediting


In the Contract application, you specify the percentage of a Net Premium to be allocated to each Subaccount and to the Fixed Account. The sum of your allocations must equal 100%. Kansas City Life reserves the right to limit the number of Subaccounts to which premiums may be allocated (not applicable to Texas Contracts). In any case, we will never limit the number to less than 12. You can change the allocation percentages at any time, subject to these rules, by sending Written Notice to the Home Office. Changes in your allocation may also be made by telephone if a proper authorization has been provided. See "Telephone Transfer, Premium Allocation and Loan Privileges," page 53. The change will apply to the premium payments received with or after receipt of your notice.


On the Allocation Date, the initial Net Premium will be allocated to the Federated Prime Money Fund II Subaccount. If any additional premiums are received before the Reallocation Date, the corresponding Net Premiums also will be allocated to the Federated Prime Money Fund II Subaccount. On the
Reallocation Date the Contract Value in the Federated Prime Money Fund II Subaccount will be allocated to the Subaccounts and to the Fixed Account as requested. See "Determining the Contract Value," page 29.

Premiums received on or after the Reallocation Date will be credited to the Contract and the Net Premiums will be invested as requested on the Valuation Period they are received at our Home Office, except if additional underwriting is required. Premium payments requiring additional underwriting will not be credited to the Contract until underwriting has been completed and the premium payment has been accepted. If the additional premium payment is rejected, Kansas City Life will return the premium payment immediately, without any adjustment for investment experience.

Transfer Privilege

After the Reallocation Date and prior to the Maturity Date, you may transfer all or part of an amount in the Subaccount(s) to another Subaccount(s) or to the Fixed Account, or transfer a part of the amount in the Fixed Account to the Subaccount(s), subject to the following restrictions. The minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account. A transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 will be treated as a transfer request for the entire amount in that Subaccount or the Fixed Account.


We will make the transfer on the Valuation Day that we receive Written Notice requesting such transfer. Transfers may also be made by telephone if the appropriate election has been made at the time of application or proper authorization has been provided to us. See "Telephone Transfer, Premium Allocation and Loan Privileges," page 53. There is no limit on the number of transfers that can be made between Subaccounts or to the Fixed Account. However, only one transfer may be made from the Fixed Account each Contract Year. See "Transfers from Fixed Account," page 24, for restrictions. The first six transfers during each Contract Year are free. Any unused free transfers do not carry over to the next Contract Year. We will assess a $25 Transfer Processing Fee for the seventh and each subsequent transfer during a Contract Year. For the purpose of assessing the fee, each Written Notice or telephone request is considered to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by the transfer. The processing fee will be deducted from the remaining Contract Value.


         Special Transfer Right. During the first 24 Contract Months following the Contract Date and during the first 24 Contract Months following the effective date of an increase to the Specified Amount, the Owner may exercise a one-time Special Transfer Right by requesting that all or a portion of the Variable Account Value be transferred to the Fixed Account. Exercise of the Special Transfer Right does not count toward the six transfers that are permitted each Contract Year without imposing the Transfer Processing Fee, and is not subject to a Transfer Processing Fee.

Dollar Cost Averaging Plan

The Dollar Cost Averaging Plan, if elected, enables you to transfer systematically and automatically, on a monthly basis for a period of 3 to 36 months, specified dollar amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. By allocating on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, we make no guarantee that the Dollar Cost Averaging Plan will result in a gain.

At least $250 must be transferred from the Federated Prime Money Fund II Subaccount each month. The required amounts may be allocated to the Federated Prime Money Fund II Subaccount through initial or subsequent premium payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account (which may be subject to certain restrictions).

You may elect this plan at the time of application by completing the authorization on the application or at any time after the Contract is issued by properly completing the election form and returning it to us. The election form allows you to specify the number of months for the Dollar Cost Averaging Plan to be in effect. Dollar cost averaging transfers will commence on the next Monthly Anniversary Day on or next following the Reallocation Date or the date you request. Dollar cost averaging will terminate at the completion of the designated number of months, or when the value of the Federated Prime Money Fund II Subaccount is completely depleted, or the day we receive Written Notice instructing us to cancel the Dollar Cost Averaging Plan.

Transfers made from the Federated Prime Money Fund II Subaccount for the Dollar Cost Averaging Plan will not count toward the six transfers permitted each Contract Year without imposing the Transfer Processing Fee.

Portfolio Rebalancing Plan

You may elect to have the accumulated balance of each Subaccount redistributed to equal a specified percentage of the Variable Account Value. This will be done on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan commences. If elected, this plan automatically adjusts your Portfolio mix to be consistent with the allocation most recently requested. The redistribution will not count toward the six transfers permitted each Contract Year without imposing the Transfer Processing Fee. If the Dollar Cost Averaging Plan has been elected and has not been completed, the Portfolio Rebalancing Plan will commence on the Monthly Anniversary Day following the termination of the Dollar Cost Averaging Plan.

You may elect this plan at the time of application by completing the authorization on the application or at any time after the Contract is issued by properly completing the election form and returning it to us. Portfolio rebalancing will terminate when you request any transfer or the day we receive Written Notice instructing us to cancel the Portfolio Rebalancing Plan. If the Contract Value is negative at the time portfolio rebalancing is scheduled, the re-distribution will not be completed.

FIXED ACCOUNT

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company
Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

You may allocate some or all of the Net Premiums and transfer some or all of the Variable Account Value to the Fixed Account, which is part of our General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum interest rate we guarantee to be 4%). Our General Account supports our insurance and annuity obligations.

The portion of the Contract Value allocated to the Fixed Account will be credited with rates of interest, as described below. Since the Fixed Account is part of our General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

Fixed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. We intend to credit Fixed Account Value with current rates in excess of the minimum guarantee but we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations to and from the Fixed Account Value will be credited with different interest rates, based upon the date amounts are allocated into the Fixed Account. While we may change the interest rate credited to allocations from Net Premiums or transfers at any time, the interest rate credited to amounts allocated to the Fixed Account and accrued interest thereon will not change more often than once per year. Any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate of 4% per year will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed rate.

Amounts deducted from the Fixed Account for the Monthly Deduction, surrenders, transfers to the Subaccounts, or charges are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") method. We reserve the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a year (except for the year in which such amount is received or transferred).

Calculation of Fixed Account Value

Fixed Account Value at any time is equal to amounts allocated or transferred to it, plus interest credited to it, minus amounts deducted, transferred, or surrendered from it.

Transfers from Fixed Account

One transfer each Contract Year is allowed from the Fixed Account to any or all of the Subaccounts. The amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer, unless the balance after the transfer is less than $250, in which case we will transfer the entire amount.

Payment Deferral

We reserve the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date of receipt of the Written Notice for the partial or full surrender or transfer.

CHARGES AND DEDUCTIONS


We may realize a profit on any charges and deductions under the Contract. We may use any such profit for any purpose, including payment of distribution charges.


Premium Expense Charge

A 2.25% charge for state and local premium taxes and administrative expenses is deducted from each premium payment. The state and local premium tax charge reimburses Kansas City Life for premium taxes and related administrative expenses associated with the Contracts.

Monthly Deduction

On the Allocation Date, Kansas City Life will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that have occurred prior to the Allocation Date. See "Applying for Contract," page 18. Subsequent Monthly Deductions will be made as of each Monthly Anniversary Day thereafter. Your Contract Date is the date used to determine your Monthly Anniversary Day. The Monthly Deduction consists of (1) cost of insurance charges, (2) administration fees (the "Monthly Expense Charge"), and (3) any charges for supplemental and/or rider benefits, as described below. The Monthly Deduction is deducted from the Variable Accounts and Fixed Account pro rata on the basis of the portion of Contract Value in each account on the Monthly Anniversary Day.

         Cost of Insurance Charge. This charge compensates Kansas City Life for the expense of providing insurance coverage. The charge depends on a number of variables and therefore will vary from Contract to Contract and from Monthly Anniversary Day to Monthly Anniversary Day. For any Contract, the cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (see "Coverage Options," page 31), discounted with one month of interest and the Contract Value, as calculated on that Monthly Anniversary Day before the cost of insurance charge is taken. The interest rate used to discount the Death Benefit is the monthly equivalent of 4% per year.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's Age, sex, number of completed Contract Years, Specified Amount and risk class, and therefore varies from time to time. Kansas City Life currently places Insureds in the following classes, based on underwriting:
Standard Smoker, Standard Nonsmoker, or Preferred Nonsmoker. An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes. Standard Nonsmoker rates are available for Issue Ages 0-80. Standard Smoker and Preferred Nonsmoker rates are available for Issue Ages 15-80.

The cost of insurance rate for an increase in Specified Amount will be determined on each Monthly Anniversary Day and is based on the Insured's Age, sex, number of completed Contract Years, and risk class.

Kansas City Life places the Insured in a risk class when the Contract is given underwriting approval, based on Kansas City Life's underwriting of the application. When an increase in Specified Amount is requested, Kansas City Life conducts underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, the lower rates will apply to the entire Specified Amount. If the risk class for the increase has higher cost of insurance rates than the existing class, the higher rates will apply only to the increase in Specified Amount, and the existing risk class will continue to apply to the existing Specified Amount.

Kansas City Life does not conduct underwriting for an increase in Specified Amount if the increase is requested as part of a conversion from a term contract or on exercise of the Option to Increase Specified Amount Rider. See "Supplemental and/or Rider Benefits," page 47. In the case of a term conversion, the risk class that applies to the increase will be based on the provisions of the term contract. In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase will be the class in effect on the initial Specified Amount at the time that the increase is elected.

The net amount at risk associated with a Specified Amount increase is determined by the percentage that the Specified Amount increase bears to the Contract's total Specified Amount immediately following the increase. The resulting percentage is the part of the Contract's total net amount at risk that is attributed to the Specified Amount increase. The remaining percentage of the Contract's total net amount at risk is attributed to the existing Specified Amount. (For example, if the Contract's Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then 40% of the total net amount at risk is attributed to the Specified Amount increase.) On each Monthly Anniversary Day, the net amount at risk used to determine the cost of insurance charge associated with the Specified Amount increase is the Contract's total net amount of risk at that time, multiplied by the percentage calculated as described above. This percentage remains fixed until the Specified Amount is changed.

Kansas City Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Contracts. The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Kansas City Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. Current cost of insurance rates will be determined based on Kansas City Life's expectations as to future mortality experience. These rates may change from time to time.

Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard class are lower than rates for an Insured of the same age and sex in a smoker standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are lower than guaranteed rates for an Insured of the same age, sex and smoking class in a substandard class.

         Legal Considerations Relating to Sex-Distinct Premium Payments and Benefits. Cost of insurance rates for Contracts generally distinguish between males and females. Thus, premium payments and benefits under Contracts covering males and females of the same age will generally differ. (In some states, the cost of insurance rates do not vary by sex.)

Kansas City Life does, however, also offer Contracts that do not distinguish between males and females if required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisors to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Kansas City Life will offer to such prospective purchasers Contracts with cost of insurance rates that do not distinguish between males and females.

Monthly Expense Charge

Kansas City Life will begin deducting the Monthly Expense Charge from the Contract Value as of the Contract Date. See "Applying for a Contract," page 18. Thereafter, Kansas City Life will deduct a Monthly Expense Charge from the Contract Value as of each Monthly Anniversary Day. The Monthly Expense Charge is made up of two parts:

         (1) a maintenance charge which is a level monthly charge which applies in all years. The maintenance charge is guaranteed not to exceed $6.00.
         (2) an acquisition charge which is a charge of $20 per Contract Month for the first Contract Year and $20 per Contract Month for 12 months following the effective date of an increase in Specified Amount.

The Monthly Expense Charge reimburses Kansas City Life for expenses incurred in the administration of the Contracts and the Variable Account. Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements. Should the guaranteed charges prove to be insufficient, the Company will not increase the charges above such guaranteed levels and will incur the loss.

Supplemental and/or Rider Benefit Charges. See "Supplemental and/or Rider Benefits," page 47.

Daily Mortality and Expense Risk Charge

Kansas City Life deducts a daily charge from assets in the Subaccounts attributable to the Contracts. This charge does not apply to Fixed Account assets attributable to the Contracts. The current charge is at an annual rate of 0.90% of net assets, and is guaranteed not to increase for the duration of a Contract.

The mortality risk Kansas City Life assumes is that the Insureds under the Contracts may die sooner than anticipated and therefore Kansas City Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk Kansas City Life assumes is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Contracts.

Transfer Processing Fee

The first six transfers during each Contract Year are free. We will assess a $25 Transfer Processing Fee for each additional transfer during such Contract Year. For the purpose of assessing the fee, we will consider each written or telephone request seeking a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the Transfer Processing Fee from the amount being transferred or from the remaining Contract Value, according to your instructions. We do not expect a profit from this fee.

Surrender Charge

During the first fifteen Contract Years, a Surrender Charge will be deducted from the Contract Value if the Contract is completely surrendered or lapses or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount). The Surrender Charge is the sum of two parts, the Deferred Sales Load and the Deferred Administrative Expense. The total Surrender Charge will not exceed the maximum Surrender Charge set forth in your Contract. An additional Surrender Charge and Surrender Charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.

Any Surrender Charge deducted upon lapse is credited back to the Contract Value upon reinstatement. The Surrender Charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the Surrender Charge on any date after reinstatement, the period the Contract was lapsed will not count.

         Deferred Sales Load. The Deferred Sales Load is 30% of actual premiums paid up to a maximum premium amount shown in the Contract. The maximum premium amount shown in the Contract is based on the issue Age, sex, Specified Amount, and smoking class applicable to the Insured. If you increase the Contract's
Specified Amount, a separate Deferred Sales Load will apply to the Specified Amount increase, based on the Insured's Age, sex, and smoking class at the time of the increase.

The Deferred Sales Load in the first nine years of the Surrender Charge period is 30% of actual premiums paid up to the maximum premium amount shown in the Contract. After the ninth year of the Surrender Charge Period, the Deferred Sales Load declines until it reaches 0% in the fifteenth year of the Surrender Charge period.

Notwithstanding the sales load applicable during a Surrender Charge period, the Deferred Sales Load that applies during the first two years of a Surrender Charge period may not exceed 30% of premiums paid up to the first "SEC guideline annual premium," 10% of premiums paid in excess of the first guideline annual premium and up to the second SEC guideline annual premium, and 9% of premium payments made in excess of two guideline annual premiums. An "SEC guideline annual premium" is a hypothetical level amount that would be payable through the Maturity Date for the benefits provided under the Contract, assuming cost of insurance rates based on the 1980 Commissioners Standard Ordinary Mortality Tables, net investment earnings under the Contract at an effective annual rate of 5%, and sales and other charges imposed under the Contract.

The purpose of the Deferred Sales Load is to reimburse Kansas City Life for some of the expenses incurred in the distribution of the Contracts.

         Deferred Administrative Expense. The Table below shows the Deferred Administrative Expense deducted if the Contract is completely surrendered or lapses or if the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount) during the first fifteen Contract Years or during the fifteen years following an increase in Specified Amount. The Deferred Administrative Expense is an amount per $1,000 of Specified Amount and will grade down to zero at the end of fifteen years.

Table of Deferred Administrative Expenses per $1,000 of Specified Amount

                 End of Year*     Deferred Administrative Expense

                    1-5                           $5.00
                      6                            4.50
                      7                            4.00
                      8                            3.50
                      9                            3.00
                     10                            2.50
                     11                            2.00
                     12                            1.50
                     13                            1.00
                     14                            0.50
                     15                            0.00

* End of year means number of completed Contract Years or number of completed years following an increase in Specified Amount.

After the fifth year, the Deferred Administrative Expense between years will be pro-rated monthly. The charge for the first five years will be level.

The Deferred Administrative Expense partially covers the administrative costs of underwriting and issuing the Contracts, processing surrenders, lapses, and reductions in Specified Amount, as well as legal, actuarial, systems, mailing, and other overhead costs connected with Kansas City Life's variable life insurance operations.

Partial Surrender Fee

Kansas City Life will deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. This charge will be deducted from the Contract Value in addition to the amount requested to be surrendered and will be considered to be part of the partial surrender amount. Kansas City Life does not anticipate making a profit on this charge.

Fund Expenses

The value of the net assets of each Subaccount reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. See the prospectuses for the Funds or Portfolios.

Cost of Additional Benefits Provided by Riders

The cost of additional benefits provided by riders is part of the Monthly Deduction and is charged to the Contract Value on the Monthly Anniversary Day.

Bonus on Contract Value in the Variable Account

A bonus may be credited to the Contract on each Monthly Anniversary Day beginning in the eleventh Contract Year. The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Contract Value in each Subaccount of the Variable Account at the end of each Contract Month. The bonus is not guaranteed and will be paid in Kansas City Life's sole discretion.

Reduced Charges for Eligible Groups

The sales charge and administration charges otherwise applicable may be reduced with respect to Contracts issued to a class of associated individuals or to a trustee, employer or similar entity where Kansas City Life anticipates that the sales to the members of the class will result in lower than normal sales or administrative expenses. These reductions will be made in accordance with our rules in effect at the time of the application for a Contract. The factors we will consider in determining the eligibility of a particular group for reduced charges and the level of the reduction are as follows: the nature of the association and its organizational framework, the method by which sales will be made to the members of the class, the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks, the anticipated persistency of the Contract, the size of the class of associated individuals and the number of years it has been in existence and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

Other Tax Charge

Kansas City Life does not currently assess a charge for any taxes other than state premium taxes incurred as a result of the operations of the Subaccounts of the Variable Account. We reserve the right, however, to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.

HOW YOUR CONTRACT VALUES VARY

There is no minimum guaranteed Contract Value or Cash Surrender Value. These values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value. If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date (see "Premium Payments To Prevent Lapse," page 21) and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a grace period will begin. See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 20, and "Grace Period," page 21.

Determining the Contract Value

On the Allocation Date, the Contract Value is equal to the initial Net Premium less the Monthly Deductions deducted from the Contract Date. On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value). The Contract Value will vary to reflect the performance of the Subaccounts to which amounts have been allocated, interest credited on amounts allocated to the Fixed Account, interest credited on amounts in the Loan Account, charges, transfers, partial surrenders, loans and loan repayments.

         Subaccount Values. When you allocate an amount to a Subaccount, either by Net Premium payment allocation or transfer, your Contract is credited with accumulation units in that Subaccount. The number of accumulation units is determined by dividing the amount allocated to the Subaccount by the Subaccount's accumulation unit value for the Valuation Day when the allocation is effected.

The number of Subaccount accumulation units credited to your Contract will increase when Net Premium payments are allocated to the Subaccount and when amounts are transferred to the Subaccount. The number of Subaccount accumulation units credited to a Contract will decrease when the allocated portion of the Monthly Deduction is taken from the Subaccount, a loan is made, an amount is transferred from the Subaccount, or a partial surrender, including the Partial Surrender Fee, is taken from the Subaccount.

         Accumulation Unit Values. A Subaccount's accumulation unit value varies to reflect the investment experience of the underlying Portfolio, and may increase or decrease from one Valuation Day to the next. The accumulation unit value for each Subaccount was arbitrarily set at $10 when the Subaccount was established. For each Valuation Period after the date of establishment, the accumulation unit value is determined by multiplying the value of an accumulation unit for a Subaccount for the prior valuation period by the net investment factor for the Subaccount for the current valuation period.

         Net Investment Factor. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.

         Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract is the total of all Net Premium payments allocated to the Fixed Account, plus any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans), plus interest credited on such Net Premium payments and amounts transferred, less the amount of any transfers from the Fixed Account, less the amount of any partial surrenders, including the Partial Surrender Fee, taken from the Fixed Account, and less the pro-rata portion of the Monthly Deduction deducted from the Fixed Account.

         Loan Account Value. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest, less amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as Indebtedness is repaid.

Cash Surrender Value

The Cash Surrender Value on a Valuation Day is the Contract Value reduced by any applicable Surrender Charges and any Indebtedness. Cash Surrender Value is used to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a grace period starts. See "Premium Payments to Prevent Lapse," page 20. It is also the amount that is available upon full surrender of the Contract. See "Surrendering the Contract for Cash Surrender Value," page 34.

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as the Contract remains in force, Kansas City Life will pay the Death Benefit proceeds upon receipt at the Home Office of proof of the Insured's death that Kansas City Life deems satisfactory. Kansas City Life may require return of the Contract. The Death Benefit proceeds will be paid in a lump sum generally within seven calendar days of receipt of satisfactory proof (see "Payment of Proceeds," page 46) or, if elected, under a payment option (see "Payment Options," page 35). The Death Benefit proceeds will be paid to the Beneficiary. See "Selecting and Changing the Beneficiary," page 32.

Amount of Death Benefit Proceeds


The Death Benefit proceeds are equal to the sum of the Death Benefit under the Coverage Option selected calculated on the date of the Insured's death, plus any supplemental and/or rider benefits, minus any Indebtedness on that date and, if the date of death occurred during a grace period, minus any past due Monthly Deductions. Under certain circumstances, the amount of the Death Benefit may be further adjusted or the Death Benefit may not be payable. See "Limits on Rights to Contest the Contract" and "Misstatement of Age or Sex," page 46.


If part or all of the Death Benefit is paid in one sum, Kansas City Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

Coverage Options

The Contract Owner may choose one of two Coverage Options, which will be used to determine the Death Benefit. Under Option A, the Death Benefit is the greater of the Specified Amount or the Applicable Percentage (as described below) of Contract Value on the date of the Insured's death. Under Option B, the Death Benefit is the greater of the Specified Amount plus the Contract Value on the date of death, or the Applicable Percentage of the Contract Value on the date of the Insured's death.

If investment performance is favorable, the amount of the Death Benefit may increase. However, under Option A, the Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all. Under Option B, the Death Benefit will vary directly with the investment performance of the Contract Value. To see how and when investment performance may begin to affect the Death Benefit, see the illustrations beginning on page 38.

The "Applicable Percentage" is 250% when the Insured has attained Age 40 or less, and decreases each year thereafter to 100% when the Insured has attained Age 95.

Initial Specified Amount and Coverage Option

The Initial Specified Amount is set at the time the Contract is issued. You may change the Specified Amount from time to time, as discussed below. You select the Coverage Option when you apply for the Contract. You also may change the Coverage Option, as discussed below.

Changes in Coverage Option

We reserve the right to require that no change in Coverage Option occur during the first Contract Year and that no more than one change in Coverage Option be made in any 12-month period. After any change, the Specified Amount must be at least $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Kansas City Life receives and accepts the request. Kansas City Life may require satisfactory evidence of insurability.

When a change from Option A to Option B is made, the Specified Amount after the change is effective will be equal to the Specified Amount before the change. The Death Benefit will increase by the Contract Value on the effective date of the change. When a change from Option B to Option A is made, the Specified Amount after the change will be equal to the Specified Amount before the change is effected plus the Contract Value on the effective date of the change. Kansas City Life may require satisfactory evidence of insurability.

Changes in Specified Amount

You may request a change in the Specified Amount. We reserve the right to require that the Contract be in force for one Contract Year before a change in Specified Amount; and, we reserve the right to only allow one change in Specified Amount every twelve Contract Months. If a change in the Specified Amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify your Contract as a life insurance contract, Kansas City Life will refund, after the next Monthly Anniversary, to the Owner the amount of such excess above the premium limitations.

Kansas City Life reserves the right to decline a requested decrease in the Specified Amount if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract, or if to effect the requested decrease, payments to the Owner would have to be made from the Contract Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Cash Surrender Value under the Contract.

The Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at issue Ages 0-49 and $50,000 for Contracts that were issued at issue Ages 50-80. A decrease in Specified Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

Decreasing the Specified Amount of the Contract may have the effect of decreasing monthly Cost of Insurance Charges. However, if the Specified Amount is decreased, a Surrender Charge will apply. See "Surrender Charge," page 27.

Any increase in the Specified Amount must be at least $25,000 and an application must be submitted. (In Pennsylvania and Texas an increase in the Specified Amount must be at least $100,000 for ages 0-49 and $50,000 for ages 50-80 and an application must be submitted.) Kansas City Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's attained Age must be less than the current maximum issue Age for the Contracts, as determined by Kansas City Life from time to time. A change in Planned Periodic Premiums may be advisable. See "Premium Payments Upon Increase in Specified Amount," page 21.

The increase in Specified Amount will become effective on the Monthly Anniversary Day on or next following the date the request for the increase is received and approved. A new Guaranteed Payment Period will begin on the effective date of the increase and will continue for five years. The Contract's Guaranteed Monthly Premium will be recalculated to reflect the increase. If a Guaranteed Payment Period is in effect, the Contract's Guaranteed Monthly Premium amount will also generally be increased. See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 20 and "Premium Payments Upon Increase in Specified Amount," page 21.

An increase in Specified Amount may be canceled by the Owner in accordance with the Contract's "free look" provisions. In such case, the amount refunded will be limited to those charges that are attributable to the increase. See "Free Look Right to Cancel Contract," page 19.

A new Surrender Charge and Surrender Charge period will apply to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase. (See "Surrender Charge," page 27). After an increase, Kansas City Life will, for purposes of calculating Surrender Charges, attribute a portion of each premium payment you make to the Specified Amount increase, even if you do not increase the amount or frequency of your premiums. Net premiums are allocated based upon the proportion that the SEC guideline annual premium for the Initial Specified Amount and each increase bears to the total SEC guideline annual premium for the Contract.

For purposes of calculating Surrender Charges and cost of insurance charges, any Specified Amount decrease will be used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Specified Amount increases have been reduced, it will be used to reduce the Initial Specified Amount.

Selecting and Changing the Beneficiary

You  select  the  Beneficiary  in your  application.  You may later  change  the
Beneficiary  in  accordance  with  the  terms  of  the  Contract.   The  Primary
Beneficiary, or, if the Primary Beneficiary is not living, the Contingent Beneficiary, is the person entitled to receive the Death Benefit proceeds under the Contract. If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary. If a Beneficiary is designated as irrevocable, then the Beneficiary's consent must be obtained to change the Beneficiary.

CASH BENEFITS

Contract Loans

Prior to the death of the Insured, you may borrow against your Contract at any time by submitting a Written Request to the Home Office, provided that the Cash Surrender Value of the Contract is greater than zero. Loans may also be made by telephone if the appropriate election has been made at the time of application or proper authorization has been provided to us. See "Telephone Transfer, Premium Allocation and Loan Privileges," page 53. The maximum loan amount is equal to the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. Outstanding loans reduce the amount available for new loans. Contract loans will be processed as of the date your written request is received and approved. Loan proceeds generally will be sent to you within seven calendar days. See "Payment of Proceeds," page 46.

         Interest. Kansas City Life will charge interest on any Indebtedness at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Indebtedness.

         Loan Collateral. When a Contract loan is made, an amount sufficient to secure the loan is transferred out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. Thus, a loan will have no immediate effect on the Contract Value, but the Cash Surrender Value will be reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Variable Accounts and/or Fixed Account from which collateral will be transferred. If no allocation is specified, collateral will be transferred from each Subaccount and from the unloaned value in the Fixed Account in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date that the loan is made. An amount of Cash Surrender Value equal to any due and unpaid loan interest will also be transferred to the Loan Account on each Contract Anniversary. Due and unpaid interest will be transferred from each Subaccount and the unloaned value in the Fixed Account in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

The Loan Account will be credited with interest at an effective annual rate of not less than 4.0%. Thus, the maximum net cost of a loan is 2.0% per year (the net cost of a loan is the difference between the rate of interest charged on Indebtedness and the amount credited to the Loan Account). Interest earned on the Loan Account will be added to the Fixed Account.

         Preferred Loan Provision. Beginning in the eleventh Contract Year, a preferred loan may be made. The maximum amount available for a preferred loan is the Contract Value less premiums paid and may not exceed the maximum loan amount. The amount in the Loan Account securing the preferred loan will be credited with interest at an effective annual rate of 6.0%. Thus, the net cost of the preferred loan is 0.0% per year. The preferred loan provision is not guaranteed.


         Loan Repayment. You may repay all or part of your Indebtedness at any time while the Insured is living and the Contract is in force. Each loan repayment must be at least $10.00. Loan repayments must be sent to the Home Office and will be credited as of the date received. A loan repayment must be clearly marked as "loan repayment" or it will be credited as a premium. (Loan repayments, unlike unscheduled premium payments, are not subject to Premium Expense Charges.) When a loan repayment is made, Contract Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Thus, a loan repayment will have no immediate effect on the Contract Value, but the Cash Surrender Value will be increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner, loan repayment amounts will be transferred to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.


         Effect of Contract Loan. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Contract values because the investment results of the Subaccounts of the Variable Account and current interest rates credited on Contract Value in the Fixed Account will apply only to the non-loaned portion of the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Contract loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Also, loans could, particularly if not repaid, make it more likely than otherwise for a Contract to terminate. See "Tax Considerations," page 49, for a discussion of the tax treatment of policy loans, and the adverse tax consequences if a Contract lapses with loans outstanding. In particular, if your Contract is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. In addition, interest paid on Contract Loans generally is not tax deductible.

If the Death Benefit becomes payable while a loan is outstanding, the Indebtedness will be deducted in calculating the Death Benefit proceeds. See "Amount of Death Benefit Proceeds," page 30.

If the Loan Account Value exceeds the Contract Value less any applicable Surrender Charge on any Valuation Day, the Contract will be in default. You, and any assignee of record, will be sent notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under the Contract. The notice will specify the amount that must be repaid to prevent termination. See "Premium Payments to Prevent Lapse," page 21.

Surrendering the Contract for Cash Surrender Value

You may surrender your Contract at any time for its Cash Surrender Value by submitting a written request to the Home Office. Kansas City Life may require return of the Contract. A Surrender Charge may apply. See "Surrender Charge," page 27. A surrender request will be processed as of the date your written request and all required documents are received. Payment will generally be made within seven calendar days. See "Payment of Proceeds," page 46. The Cash Surrender Value may be taken in one lump sum or it may be applied to a payment option. See "Payment Options," page 35. Your Contract will terminate and cease to be in force if it is surrendered for one lump sum. It cannot later be reinstated. Surrenders may have adverse tax consequences. See "Tax Considerations," page 49.

(In Texas, if a surrender is requested within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any policy loans or partial surrenders made on or after such Anniversary.)

Partial Surrenders

You may make partial surrenders under your Contract at any time subject to the conditions below. You must submit a written request to the Home Office. Each partial surrender must be at least $500. The partial surrender amount may not exceed the Cash Surrender Value, less $300. A Partial Surrender Fee will be assessed on a partial surrender. See "Partial Surrender Fee," page 28. This charge will be deducted from your Contract Value along with the amount requested to be surrendered and will be considered part of the surrender (together, "partial surrender amount"). As of the date Kansas City Life receives a written request for a partial surrender, the Contract Value will be reduced by the partial surrender amount.

When you request a partial surrender, you can direct how the partial surrender amount will be deducted from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, the partial surrender amount will be deducted from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis. See "Minimum Guaranteed and Current Interest Rates," page 24. Partial surrenders may have adverse tax consequences. See "Tax Considerations," page 49.

If Coverage Option A is in effect, Kansas City Life will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess, if any, of the Death Benefit over the Specified Amount at the time the partial surrender is made. If the partial surrender amount is less than the excess of the Death Benefit over the Specified Amount, the Specified Amount will not be reduced. Kansas City Life reserves the right to reject a partial surrender request if the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under Kansas City Life's then-current rules, or if the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Kansas City Life. If a partial surrender does result in a reduction of the Specified Amount, a Surrender Charge will apply as described in "Changes in Specified Amount," page 31.

Partial surrender requests will be processed as of the date your written request is received, and generally will be paid within seven calendar days. See "Payment of Proceeds," page 46.

Maturity Benefit

The Maturity Date is the Contract Anniversary next following the Insured's 95th birthday. If the Contract is still in force on the Maturity Date, the Maturity Benefit will be paid to you. The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.

Payment Options

The Contract offers a variety of ways of receiving proceeds payable under the Contract, such as on surrender, death or maturity, other than in a lump sum. These payment options are summarized below. All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account. Any agent authorized to sell this Contract can further explain these options upon request.

You may apply proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

         Option 1 - Interest Payments. We will make interest payments to the payee annually or monthly as elected. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest paid annually. The proceeds and any unpaid interest may be withdrawn in full at any time.

         Option 2 - Installments of a Specified Amount. We will make annual or monthly payments until the proceeds plus interest are fully paid. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest. The present value of any unpaid installments may be withdrawn at any time.

         Option 3 - Installments For a Specified Period. Payment of the proceeds may be made in equal annual or monthly payments for a specified number of years. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest. The present value of any unpaid installments may be withdrawn at any time.

         Option 4 - Life Income. We will pay an income during the payee's lifetime. A minimum guaranteed payment period may be chosen. Payments received under the Installment Refund Option will continue until the total income payments received equal the proceeds applied.

         Option 5 - Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

         Minimum Amounts. Kansas City Life reserves the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments are less than $50, payments may be made less frequently at Kansas City Life's option.

If Kansas City Life has available at the time a payment option is elected options or rates on a more favorable basis than those guaranteed, the more favorable benefits will apply.

Specialized Uses of the Contract

Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient premiums are not paid, the Contract may lapse or may not accumulate sufficient Variable Account Value to fund the purpose for which the Contract was purchased. Partial surrenders and Contract loans may significantly affect current and future Contract Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Subaccount investment performance and the amount of a Contract loan, the loan may cause a Contract to lapse. Because the Contract is designed to provide benefits on a long-term basis, before purchasing a Contract for a specialized purpose a purchaser should consider whether the long-term nature of the Contract is consistent with the purpose for which it is being considered. Using a Contract for a specialized purpose may have tax consequences.
See "Tax Considerations" on page 49.

ILLUSTRATIONS OF CONTRACT VALUES, CASH SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS

The following tables have been prepared to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time. The tables illustrate how Contract Values, Cash Surrender Values and Death Benefits under a Contract covering an Insured of a given age on the Contract Date, would vary over time if planned premium payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show Planned Periodic Premiums accumulated at 5% interest compounded annually. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Contract may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner and prevailing interest rates and rates of inflation. These illustrations assume that Net Premiums are allocated equally among the 14 Subaccounts available under the Contract, and that no amounts are allocated to the Fixed Account. These illustrations also assume that no Contract loans have been made and that the premium is paid at the beginning of each Contract Year. Values would be different if the premiums are paid with a different frequency or in different amounts.


The illustrations reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross after tax return of the selected Portfolios. The tables assume an average annual expense ratio of .90% of the average daily net assets of the Portfolios available under the Contracts. This average annual expense ratio is based on the expense ratios of each of the Portfolios for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Portfolio. For information on the Portfolios' expenses, see the prospectuses for the Funds and Portfolios accompanying this Prospectus.

In addition, the illustrations reflect the daily charge to the Variable Account for assuming mortality and expense risks, which is equivalent to an annual charge of 0.90%. After deduction of Portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.79%, 4.16% and 10.10%, respectively.


The illustrations also reflect the deduction of the Premium Expense Charge and the Monthly Deduction. The Monthly Deduction includes the cost of insurance charge. Kansas City Life has the contractual right to charge higher guaranteed maximum charges than its current cost of insurance charges. In addition, the bonus, which, if paid, would partially offset the Monthly Deduction beginning in the eleventh Contract Year, is not guaranteed and will be paid in Kansas City Life's sole discretion. The current cost of insurance charges and payment of the bonus beginning in the eleventh Contract Year and, alternatively, the guaranteed cost of insurance charges and nonpayment of the bonus, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume no Indebtedness or charges for supplemental and/or rider benefits.

The illustrations are based on Kansas City Life's sex distinct rates for nonsmokers. Upon request, an Owner will be furnished with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.


$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION A
USING CURRENT COST OF INSURANCE RATES
Male, Standard Nonsmoker, Age 35


                  0% Hypothetical Gross  6% Hypothetical Gross   12% Hypothetical Gross
                      Investment Return   Investment Return          Investment Return

End of    Premiums     Contract   Cash     Death   Contract  Cash  Death Contract  Cash      Death
Contract Accum at 5%   Value     Surrender Benefit Value  Surrender Benefit Value  Surrender Benefit
Year   Interest per year          Value                     Value                  Value


1           1,050       482         0       100,000     524      0  100,000     567       0   100,000
2           2,153     1,184       265       100,000   1,308    388  100,000   1,436     517   100,000
3           3,310     1,864       464       100,000   2,113    713  100,000   2,383     983   100,000
4           4,526     2,521       821       100,000   2,941  1,241  100,000   3,414   1,714   100,000
5           5,802     3,154     1,154       100,000   3,791  1,791  100,000   4,538   2,538   100,000
6           7,142     3,760     1,798       100,000   4,662  2,700  100,000   5,761   3,799   100,000
7           8,549     4,341     2,429       100,000   5,555  3,643  100,000   7,093   5,181   100,000
8          10,027     4,894     3,032       100,000   6,468  4,606  100,000   8,545   6,683   100,000
9          11,578     5,420     3,608       100,000   7,402  5,590  100,000  10,128   8,316   100,000
10         13,207     5,916     4,406       100,000   8,357  6,847  100,000  11,855  10,345   100,000
15         22,657     8,208     8,208       100,000  13,840 13,840  100,000  23,852  23,852   100,000
20         34,719     9,693     9,693       100,000  20,113 20,113  100,000  43,402  43,402   100,000
25         50,113     9,880     9,880       100,000  26,987 26,987  100,000  75,877  75,877   101,000
30         69,761     7,883     7,883       100,000  34,061 34,061  100,000 129,636 129,636   155,563


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION A
USING GUARANTEED COST OF INSURANCE RATES
Male, Standard Nonsmoker, Age 35

                  0% Hypothetical Gross  6% Hypothetical Gross   12% Hypothetical Gross
                      Investment Return   Investment Return          Investment Return

End of    Premiums     Contract   Cash     Death   Contract  Cash  Death Contract  Cash      Death
Contract Accum at 5%   Value     Surrender Benefit Value  Surrender Benefit Value  Surrender Benefit
Year   Interest per year          Value                     Value                   Value


1           1,050       482         0       100,000     524      0  100,000     567       0   100,000
2           2,153     1,184       265       100,000   1,308    388  100,000   1,436     517   100,000
3           3,310     1,864       464       100,000   2,113    713  100,000   2,383     983   100,000
4           4,526     2,521       821       100,000   2,941  1,241  100,000   3,414   1,714   100,000
5           5,802     3,154     1,154       100,000   3,791  1,791  100,000   4,538   2,538   100,000
6           7,142     3,760     1,798       100,000   4,662  2,700  100,000   5,761   3,799   100,000
7           8,549     4,341     2,429       100,000   5,555  3,643  100,000   7,093   5,181   100,000
8          10,027     4,894     3,032       100,000   6,468  4,606  100,000   8,545   6,683   100,000
9          11,578     5,420     3,608       100,000   7,402  5,590  100,000  10,128   8,316   100,000
10         13,207     5,916     4,406       100,000   8,357  6,847  100,000  11,855  10,345   100,000
15         22,657     7,902     7,902       100,000  13,399 13,399  100,000  23,185  23,185   100,000
20         34,719     8,805     8,805       100,000  18,712 18,712  100,000  40,962  40,962   100,000
25         50,113     7,966     7,966       100,000  23,761 23,761  100,000  69,518  69,518   100,000
30         69,761     4,220     4,220       100,000  27,609 27,609  100,000 116,093 116,093   139,311


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION B
USING CURRENT COST OF INSURANCE RATES
Male, Standard Nonsmoker, Age 35

                  0% Hypothetical Gross  6% Hypothetical Gross   12% Hypothetical Gross
                      Investment Return   Investment Return          Investment Return

End of    Premiums     Contract   Cash     Death   Contract  Cash  Death Contract  Cash   Death
Contract Accum at 5%   Value     Surrender Benefit Value  Surrender Benefit Value  Surrender Benefit
Year   Interest per year          Value                     Value Value


1           1,050       480         0       100,480     523      0  100,523     566       0   100,566
2           2,153     1,181        81       101,181   1,304    204  101,304   1,432     332   101,432
3           3,310     1,857       457       101,857   2,105    705  102,105   2,373     973   102,373
4           4,526     2,508       808       102,508   2,926  1,226  102,926   3,396   1,696   103,396
5           5,802     3,134     1,134       103,134   3,767  1,767  103,767   4,508   2,508   104,508
6           7,142     3,732     1,770       103,732   4,626  2,664  104,626   5,713   3,751   105,713
7           8,549     4,301     2,389       104,301   5,502  3,590  105,502   7,022   5,110   107,022
8          10,027     4,841     2,979       104,841   6,395  4,533  106,395   8,443   6,581   108,443
9          11,578     5,351     3,539       105,351   7,303  5,491  107,303   9,986   8,174   109,986
10         13,207     5,829     4,319       105,829   8,227  6,717  108,227  11,660  10,150   111,660
15         22,657     7,989     7,989       107,989  13,435 13,435  113,435  23,105  23,105   123,105
20         34,719     9,242     9,242       109,242  19,088 19,088  119,088  41,038  41,038   141,038
25         50,113     9,048     9,048       109,048  24,609 24,609  124,609  68,921  68,921   168,921
30         69,761     6,508     6,508       106,508  28,823 28,823  128,823 111,961 111,961   211,961

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION B
USING GUARANTEED COST OF INSURANCE RATES
Male, Standard Nonsmoker, Age 35

                  0% Hypothetical Gross  6% Hypothetical Gross   12% Hypothetical Gross
                      Investment Return   Investment Return          Investment Return

End of    Premiums     Contract   Cash     Death   Contract  Cash  Death Contract  Cash   Death
Contract Accum at 5%   Value     Surrender Benefit Value  Surrender Benefit Value  Surrender Benefit
Year   Interest per year          Value                     Value Value


1           1,050       480         0       100,480     523      0  100,523     566       0   100,566
2           2,153     1,181        81       101,181   1,304    204  101,304   1,432     332   101,432
3           3,310     1,857       457       101,857   2,105    705  102,105   2,373     973   102,373
4           4,526     2,508       808       102,508   2,926  1,226  102,926   3,396   1,696   103,396
5           5,802     3,134     1,134       103,134   3,767  1,767  103,767   4,508   2,508   104,508
6           7,142     3,732     1,770       103,732   4,626  2,664  104,626   5,713   3,751   105,713
7           8,549     4,301     2,389       104,301   5,502  3,590  105,502   7,022   5,110   107,022
8          10,027     4,841     2,979       104,841   6,395  4,533  106,395   8,443   6,581   108,443
9          11,578     5,351     3,539       105,351   7,303  5,491  107,303   9,986   8,174   109,986
10         13,207     5,829     4,319       105,829   8,227  6,717  108,227  11,660  10,150   111,660
15         22,657     7,676     7,676       107,676  12,985 12,985  112,985  22,420  22,420   122,420
20         34,719     8,332     8,332       108,332  17,636 17,636  117,636  38,477  38,477   138,477
25         50,113     7,101     7,101       107,101  21,234 21,234  121,234  62,045  62,045   162,045
30         69,761     2,905     2,905       102,905  22,122 22,122  122,122  96,146  96,146   196,146

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.





$1,000 ANNUAL  PREMIUM
$100,000  SPECIFIED  AMOUNT
COVERAGE  OPTION  A
USING  CURRENT  COST OF  INSURANCE  RATES
Female,  Standard Nonsmoker, Age 35


                  0% Hypothetical Gross  6% Hypothetical Gross   12% Hypothetical Gross
                      Investment Return   Investment Return          Investment Return

End of    Premiums     Contract   Cash     Death   Contract  Cash  Death Contract  Cash   Death
Contract Accum at 5%   Value     Surrender Benefit Value  Surrender Benefit Value  Surrender Benefit
Year   Interest per year          Value                     Value Value


1           1,050       503         0       100,000     546      0  100,000     590       0   100,000
2           2,153     1,226       337       100,000   1,352    463  100,000   1,483     595   100,000
3           3,310     1,926       526       100,000   2,180    780  100,000   2,456   1,056   100,000
4           4,526     2,601       901       100,000   3,032  1,332  100,000   3,516   1,816   100,000
5           5,802     3,253     1,457       100,000   3,907  2,111  100,000   4,672   2,876   100,000
6           7,142     3,878     2,132       100,000   4,803  3,057  100,000   5,929   4,183   100,000
7           8,549     4,476     2,780       100,000   5,722  4,026  100,000   7,299   5,603   100,000
8          10,027     5,048     3,402       100,000   6,664  5,018  100,000   8,794   7,148   100,000
9          11,578     5,595     3,999       100,000   7,630  6,034  100,000  10,427   8,831   100,000
10         13,207     6,116     4,786       100,000   8,623  7,293  100,000  12,214  10,884   100,000
15         22,657     8,713     8,713       100,000  14,523 14,523  100,000  24,819  24,819   100,000
20         34,719    10,825    10,825       100,000  21,664 21,664  100,000  45,658  45,658   100,000
25         50,113    12,316    12,316       100,000  30,291 30,291  100,000  80,501  80,501   104,651
30         69,761    12,786    12,786       100,000  40,580 40,580  100,000 138,153 138,153   165,784

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION A
USING GUARANTEED COST OF INSURANCE RATES
Female, Standard Nonsmoker, Age 35

                  0% Hypothetical Gross  6% Hypothetical Gross   12% Hypothetical Gross
                      Investment Return   Investment Return          Investment Return

End of    Premiums     Contract   Cash     Death   Contract  Cash  Death Contract  Cash   Death
Contract Accum at 5%   Value     Surrender Benefit Value  Surrender Benefit Value  Surrender Benefit
Year   Interest per year          Value                     Value Value


1           1,050       503         0       100,000     546      0  100,000     590       0   100,000
2           2,153     1,226       337       100,000   1,352    463  100,000   1,483     595   100,000
3           3,310     1,926       526       100,000   2,180    780  100,000   2,456   1,056   100,000
4           4,526     2,601       901       100,000   3,032  1,332  100,000   3,516   1,816   100,000
5           5,802     3,253     1,457       100,000   3,907  2,111  100,000   4,672   2,876   100,000
6           7,142     3,878     2,132       100,000   4,803  3,057  100,000   5,929   4,183   100,000
7           8,549     4,476     2,780       100,000   5,722  4,026  100,000   7,299   5,603   100,000
8          10,027     5,048     3,402       100,000   6,664  5,018  100,000   8,794   7,148   100,000
9          11,578     5,595     3,999       100,000   7,630  6,034  100,000  10,427   8,831   100,000
10         13,207     6,116     4,786       100,000   8,623  7,293  100,000  12,214  10,884   100,000
15         22,657     8,317     8,317       100,000  13,981 13,981  100,000  24,039  24,039   100,000
20         34,719     9,692     9,692       100,000  19,964 19,964  100,000  42,863  42,863   100,000
25         50,113    10,032    10,032       100,000  26,550 26,550  100,000  73,489  73,489   100,000
30         69,761     8,864     8,864       100,000  33,616 33,616  100,000 123,357 123,357   148,029

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION B
USING CURRENT COST OF INSURANCE RATES
Female, Standard Nonsmoker, Age 35

                  0% Hypothetical Gross  6% Hypothetical Gross   12% Hypothetical Gross
                      Investment Return   Investment Return          Investment Return

End of    Premiums     Contract   Cash     Death   Contract  Cash  Death Contract  Cash   Death
Contract Accum at 5%   Value     Surrender Benefit Value  Surrender Benefit Value  Surrender Benefit
Year   Interest per year          Value                     Value Value


1           1,050       502         0       100,502     545      0  100,545     589       0   100,589
2           2,153     1,223       137       101,223   1,348    263  101,348   1,480     394   101,480
3           3,310     1,919       519       101,919   2,173    773  102,173   2,448   1,048   102,448
4           4,526     2,590       890       102,590   3,018  1,318  103,018   3,500   1,800   103,500
5           5,802     3,235     1,439       103,235   3,884  2,088  103,884   4,644   2,848   104,644
6           7,142     3,852     2,106       103,852   4,769  3,023  104,769   5,886   4,140   105,886
7           8,549     4,439     2,743       104,439   5,673  3,977  105,673   7,234   5,538   107,234
8          10,027     4,999     3,353       104,999   6,595  4,949  106,595   8,700   7,054   108,700
9          11,578     5,531     3,935       105,531   7,538  5,942  107,538  10,295   8,699   110,295
10         13,207     6,036     4,706       106,036   8,502  7,172  108,502  12,032  10,702   112,032
15         22,657     8,520     8,520       108,520  14,168 14,168  114,168  24,162  24,162   124,162
20         34,719    10,452    10,452       110,452  20,821 20,821  120,821  43,718  43,718   143,718
25         50,113    11,670    11,670       111,670  28,489 28,489  128,489  75,308  75,308   175,308
30         69,761    11,715    11,715       111,715  36,855 36,855  136,855 126,167 126,167   226,167

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

$1,000 ANNUAL  PREMIUM
$100,000  SPECIFIED  AMOUNT
COVERAGE  OPTION B
USING  GUARANTEED  COST OF INSURANCE  RATES
Female,  Standard Nonsmoker, Age 35

                  0% Hypothetical Gross  6% Hypothetical Gross   12% Hypothetical Gross
                      Investment Return   Investment Return          Investment Return

End of    Premiums     Contract   Cash     Death   Contract  Cash  Death Contract  Cash   Death
Contract Accum at 5%   Value     Surrender Benefit Value  Surrender Benefit Value  Surrender Benefit
Year   Interest per year          Value                     Value Value


1           1,050       502         0       100,502     545      0  100,545     589       0   100,589
2           2,153     1,223       137       101,223   1,348    263  101,348   1,480     394   101,480
3           3,310     1,919       519       101,919   2,173    773  102,173   2,448   1,048   102,448
4           4,526     2,590       890       102,590   3,018  1,318  103,018   3,500   1,800   103,500
5           5,802     3,235     1,439       103,235   3,884  2,088  103,884   4,644   2,848   104,644
6           7,142     3,852     2,106       103,852   4,769  3,023  104,769   5,886   4,140   105,886
7           8,549     4,439     2,743       104,439   5,673  3,977  105,673   7,234   5,538   107,234
8          10,027     4,999     3,353       104,999   6,595  4,949  106,595   8,700   7,054   108,700
9          11,578     5,531     3,935       105,531   7,538  5,942  107,538  10,295   8,699   110,295
10         13,207     6,036     4,706       106,036   8,502  7,172  108,502  12,032  10,702   112,032
15         22,657     8,110     8,110       108,110  13,602 13,602  113,602  23,340  23,340   123,340
20         34,719     9,269     9,269       109,269  19,009 19,009  119,009  40,669  40,669   140,669
25         50,113     9,282     9,282       109,282  24,426 24,426  124,426  67,309  67,309   167,309
30         69,761     7,666     7,666       107,666  29,209 29,209  129,209 108,300 108,300   208,300

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

OTHER CONTRACT BENEFITS AND PROVISIONS

Limits on Rights to Contest the Contract

         Incontestability. After the Contract has been in force during the Insured's lifetime for two years from the Contract Date (or less if required by state law), Kansas City Life may not contest the Contract, except if the Contract lapses after the end of a grace period.

Any increase in the Specified Amount will not be contested after the increase has been in force during the Insured's lifetime for two years following the effective date of the increase (or less if required by state law).

If a Contract lapses and it is reinstated, we cannot contest the reinstated Contract after the Contract has been in force during the Insured's lifetime for two years from the date of the reinstatement application (or less if required by state law).

         Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the amount payable by Kansas City Life will be equal to the Contract Value less any Indebtedness.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (or less if required by state law), the amount payable by Kansas City Life associated with such increase will be limited to the cost of insurance charges associated with the increase.

Changes in the Contract or Benefits

         Misstatement of Age or Sex. If, while the Contract is in force and the Insured is alive, it is determined that the Age or sex of the Insured as stated in the Contract is not correct, Kansas City Life will adjust the Contract Value under the Contract. The adjustment to the Contract Value will be the difference between the following amounts accumulated at 4% interest annually. The two amounts are: (1) the cost of insurance deductions that have been made; and (2) the cost of insurance deductions that should have been made. If, after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the Death Benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

         Other Changes. Upon notice, Kansas City Life may modify the Contract, but only if such modification is necessary to: (1) make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which Kansas City Life is subject; (2) assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts; (3) reflect a change in the operation of the Variable Account; or (4) provide additional Variable Account and/or fixed accumulation options. Kansas City Life reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Variable Account. In the event of any such modification, Kansas City Life will issue an appropriate endorsement to the Contract, if required. Kansas City Life will exercise these rights in accordance with applicable law, including approval of Contract Owners if required.

Payment of Proceeds

Kansas City Life will ordinarily pay any Death Benefit proceeds, maturity proceeds, loan proceeds, partial surrender proceeds, or full surrender proceeds within seven calendar days after receipt at the Home Office of all the documents required for such a payment.

Under certain circumstances and in accordance with established administrative procedures, we will pay death benefit proceeds through Kansas City Life's Personal Growth Account, an interest bearing account. Proceeds paid through the Personal Growth Account are placed in our general account. Check-writing privileges are provided in the Personal Growth Account under which the bank that pays the check will be reimbursed by Kansas City Life out of the proceeds held in our general account. The Personal Growth Account is not a bank account and is not insured nor guaranteed by the FDIC or any other government agency. A Contract Owner or beneficiary (whichever applicable) will have immediate access to the proceeds by writing a check on the account. We pay interest from the date of death to the date the Personal Growth Account is closed.


Other than the Death Benefit, which is determined as of the date of death, the amount of a Contract transaction will be determined as of the date of receipt of required documents. However, Kansas City Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Kansas City Life's Contract Owners.


Reports to Contract Owners

At least once each Contract Year, you will be sent a report at your last known address showing, as of the end of the current report period providing updated information about the Contract since the last report, including any information required by law. You will also be sent an annual and a semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value, including a list of the securities held in each Fund, as required by the 1940 Act. In addition, when you pay premium payments , or if you take out a loan, transfer amounts among the Variable Accounts and Fixed Account or take surrenders, you will receive a written confirmation of these transactions.

Assignment

The Contract may be assigned in accordance with its terms. In order for any assignment to be binding upon Kansas City Life, it must be in writing and filed at the Home Office. Once Kansas City Life has received a signed copy of the assignment, the Owner's rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. Kansas City Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness.

Reinstatement

The Contract may be reinstated within two years (or such longer period if required by state law) after lapse and before the Maturity Date, subject to compliance with certain conditions, including the payment of a necessary premium payment and submission of satisfactory evidence of insurability. See your Contract for further information.

Supplemental and/or Rider Benefits

The following supplemental and/or rider benefits are available and may be added to your Contract. Monthly charges for these benefits and/or riders will be deducted from your Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

         Disability Continuance of Insurance (DCOI)
         Issue Ages:  15-55, renewal through age 59
         This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60.
Benefits under this rider continue until the Insured is no longer totally disabled.

         Disability Premium Benefit Rider (DPB)
         Issue Ages:  15-55, renewal through 59
         This rider provides for the payment of the disability premium benefit amount as premium to the Contract during a period of total disability of the Insured. The DPB benefit amount is a monthly amount that is requested by the Owner. DPB benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

         Accidental Death Benefit (ADB)
         Issue Ages:  5-60
         This rider provides for the payment of an additional amount of insurance in the event of accidental death. The rider terminates when the Insured attains age 70.

         Option to Increase Specified Amount (Assured Insurability - AI)
         Issue Ages:  0-38
         This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider contract for the specific dates.

         Spouse's Term insurance (STI)
         Issue Ages:  15-50 (Spouse's age)
         This rider provides decreasing term insurance on the Insured's spouse. The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased. The amount of insurance per unit of coverage is based on the Insured Spouse's attained age. A table specifying the amount of insurance per unit of coverage is in the rider contract.

         Children's Term Insurance (CTI)
         Issue Ages:  14 Days - 17 Years (Children's ages)
         This rider provides level term insurance on each Insured Child. This term insurance continues until the Contract anniversary on which the Insured Child's attained age is 25. The rider expires on the Contract Anniversary on which the Insured is age 65.

         Other Insured Term Insurance (OI)
         Issue Ages:  0-65 (Other Insured's age)
         This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children. The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is age 95 unless an earlier date is requested. The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

         Extra Protection (EXP)
         Issue Ages:  0-80
         This rider provides level yearly renewable term coverage on the Insured. The coverage expires at the Contract Anniversary on which the Insured is age 95 unless an earlier date is requested.


         Maturity Extension Rider (MER)
         Issue Ages:  No restrictions
         This rider provides the Contract owner with the option to delay the Maturity Date of the Contract by 20 years.


The Other Insured Term Insurance and Extra Protection riders permit an Owner, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount. However, you should be aware that the cost of insurance charges and Surrender Charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.

The Other Insured rider has one risk class for nonsmokers and one risk class for smokers. The nonsmoker cost of insurance rates for this rider are generally between the Contract's preferred and standard nonsmoker rates. The smoker cost of insurance rates are near the Contract's smoker rates. The cost of insurance rates for the Extra Protection Rider are generally lower than the Contract's rates. In addition, since the term insurance riders do not have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum Surrender Charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount. In addition, sales representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract's Specified Amount.

Your  determination as to how to purchase a desired level of insurance  coverage
should  be  based  on  your  specific   insurance  needs.   Consult  your  sales
representative for further information.

Additional rules and limits apply to these supplemental and/or rider benefits. Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available. Please ask your Kansas City Life agent for further information, or contact the Home Office.

TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon Kansas City Life's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Service.

Tax Status of the Contract

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal income tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. If a Contract were determined not to be a life insurance contract for purposes of
Section 7702, such Contract would not provide the tax advantages normally provided by a life insurance contract.

With respect to a Contract issued on a standard basis, Kansas City Life believes that such a Contract should meet the Section 7702 definition of a life insurance contract. With respect to a Contract that is issued on a substandard basis (i.e., a premium class with extra rating involving higher than standard mortality risk), there is less guidance, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Contract meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not a Contract issued on a substandard basis would satisfy Section 7702, particularly if the owner pays the full amount of premiums permitted under the Contract.

If it is subsequently determined that a Contract does not satisfy Section 7702, Kansas City Life may take whatever steps are appropriate and reasonable to attempt to cause such a Contract to comply with Section 7702. For these reasons, Kansas City Life reserves the right to restrict Contract transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Subaccounts, through the Portfolios, intend to comply with the diversification requirements prescribed in Treas. Reg. ss. 1.817-5, which affect how the Portfolio's assets are to be invested. Kansas City Life believes that the Subaccounts will, thus, meet the diversification requirements, and Kansas City Life will monitor continued compliance with this requirement.

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the subaccounts used to support their contracts. In those circumstances, income and gains from the subaccount assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of subaccount assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Contract Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which Contract holders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Contract owners were not owners of subaccount assets. For example, an Owner has additional flexibility in allocating Net Premium payments and Contract Value. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Subaccounts. In addition, Kansas City Life does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Kansas City Life therefore reserves the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the Owner of a pro rata share of the assets of the Subaccounts.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Contract Benefits

         In General. Kansas City Life believes that the proceeds and Contract Value increases of a Contract should be treated in a manner consistent with a fixed-benefit life insurance Contract for Federal income tax purposes. Thus, the death benefit under the Contract should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Depending on the circumstances, the exchange of a Contract, a change in the Contract's Coverage Option, a Contract loan, a partial surrender, a surrender, a change in ownership, or an assignment of the Contract may have Federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Contract proceeds depends on the circumstances of each Owner or beneficiary.

The Contract may also be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.


In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax advisor.


Generally, the Owner will not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Contract depend on whether the Contract is classified as a "Modified Endowment Contract." Whether a Contract is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Contract or when benefits are paid at a Contract's Maturity Date, if the amount received plus the amount of Indebtedness exceeds the total investment in the Contract, the excess will generally be treated as ordinary income subject to tax.

         Modified Endowment Contracts. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts." The rules relating to whether a Contract will be treated as a Modified Endowment Contract are extremely complex and cannot be adequately described in the limited confines of this summary. In general, a Contract will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Contract Years exceed the sum of the net level premiums which would have been paid on or before such time if the Contract provided for paid-up future benefits after the payment of seven level annual premiums. A Contract may also become a Modified Endowment Contract after a material change. The determination of whether a Contract will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Contract Value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the Contract's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Contract. In view of the foregoing, a current or prospective Owner should consult with a tax adviser to determine whether a Contract transaction will cause the Contract to be treated as a Modified Endowment Contract. However, at the time a premium is credited which in Kansas City Life's view would cause the Contract to become a Modified Endowment Contract, Kansas City Life will notify the Owner that unless a refund of the excess premium (with any appropriate interest) is requested by the Owner, the Contract will become a Modified Endowment Contract. The Owner will have 30 days after receiving such notification to request the refund.

         Distributions from Contracts Classified as Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and partial surrender from such a Contract are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Contract Value immediately before the distribution over the investment in the Contract (described below) at such time. Second, loans taken from or secured by such a Contract, are treated as distributions from the Contract and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Contract that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

If a Contract becomes a modified endowment contract after it is issued, distributions made during the Contract Year in which it becomes a modified endowment contract, distributions in any subsequent Contract Year and distributions within two years before the Contract becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

         Distributions From Contracts Not Classified as Modified Endowment Contracts. Distributions from a Contract that is not a Modified Endowment Contract are generally treated as first, recovering the investment in the Contract (described below) and then, only after the return of all such investment in the Contract, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Contract's death benefit or any other change that reduces benefits under the Contract in the first 15 years after the Contract is issued and that results in a cash distribution to the Owner in order for the Contract to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Contract) under rules prescribed in Section 7702.

Loans from, or secured by, a Contract that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as Indebtedness of the Owner. A preferred loan may not, however, be treated as Indebtedness; instead, it may be treated as a distribution.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax rule.

     Contract Loan Interest. Interest paid on a loan under a Contract generally is not deductible. A qualified tax adviser should be consulted before deducting any Contract loan interest.

         Investment in the Contract. Investment in the Contract means: (i) the aggregate amount of any premiums or other consideration paid for a Contract, minus (ii) the aggregate amount received under the Contract which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the owner.

         Multiple Contracts. All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in an Owner's gross income under Section 72(e) of the Code.

Possible Charge for Kansas City Life's Taxes

At the present time, Kansas City Life makes no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that it incurs that may be attributable to the Subaccounts or to the Contracts. Kansas City Life, however, reserves the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Contracts.

Possible Tax Law Changes


Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Contract. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.


OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

Sale of the Contracts

The Contracts will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the Contracts. However, we reserve the right to discontinue the offering. Applications for Contracts are solicited by agents who are licensed by applicable state insurance authorities to sell our variable life contracts and who are also registered representatives of Sunset Financial Services, Inc. ("Sunset Financial"), one of our wholly-owned subsidiaries or of broker-dealers who have entered into written sales agreements with Sunset Financial. Sunset Financial is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Sunset Financial acts as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Variable Account pursuant to an Underwriting Agreement between Kansas City Life and Sunset Financial. Sunset Financial is not obligated to sell any specific number of Contracts. Sunset Financial's principal business address is P.O. Box 419365, Kansas City, Missouri 64141-6365. Registered representatives may be paid commissions on a Contract they sell based on premiums paid in amounts up to 50% of premiums paid during the first Contract Year and up to 3% on premiums paid after the first Contract Year. Additional commissions may be paid in certain circumstances. Other allowances and overrides also may be paid.

When policies are sold through other broker-dealers that have entered into selling agreements with Sunset Financial Services, the commission which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Kansas City Life's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. The broker-dealers will be compensated as provided in the selling agreements, and Sunset Financial Services, Inc. will reimburse Kansas City Life for such amounts and for certain other direct expenses in connection with marketing the Contracts through other broker-dealers.

Telephone Transfer, Premium Allocation and Loan Privileges

         A transfer of Contract Value, change in premium allocation or Contract loan may be made by telephone, provided the appropriate election has been made at the time of application or proper authorization has been provided to us. We reserve the right to suspend telephone transfer, change in premium allocation, and loan privileges at any time, for any reason, if we deem such suspension to be in the best interests of Contract Owners.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if we follow those procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transfers and loans include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

Kansas City Life Directors and Executive Officers

The following table sets forth the name, address and principal occupations during the past five years of each of Kansas City Life's directors and executive officers.

Name and  Principal  Business  Address * Principal  Occupation  During Past Five
Years


Joseph R. Bixby                 Director,  Kansas City Life; Chairman of the
                                Board since 1972; President from 1964 until he retired in April, 1990. Director of Sunset
                                Life and Old American Insurance Company, subsidiaries of Kansas City Life.

Walter E. Bixby                 Director,  Kansas City Life; Vice Chairman of
                                the Board since 1974; President and CEO from 1990 until he retired in April, 1998. Chairman of the Board of Sunset Life and Chairman of the Board of Old American Insurance Company, subsidiaries of Kansas City Life.

R. Philip Bixby                 Director, Kansas City Life; Elected Assistant
                                Secretary in 1979; Assistant  Vice  President in
                                1982,  Vice  President in 1984 and Senior Vice
                                President, Operations in 1990;  Executive  Vice
                                President in 1996 and President and CEO in April, 1998; primarily responsible for the operation of the Company.

W. E. Bixby, III                Director, Kansas City Life; Director and
                                President of Old American Insurance Company, a subsidiary of Kansas City Life. Director of
                                Sunset Life, a subsidiary of Kansas City Life.

Charles R. Duffy Jr.            Elected Vice President,Insurance Administration
                                in November, 1989; Senior Account Executive,
                                Cybertek Corporation, January, 1989 to
                                November,1989; Senior Vice President, Operations in 1996; responsible for Computer Information
                                Systems, Customer Services, Claims, Premium
                                Collection and Agency Administration. Director of Sunset Life and Old American, subsidiaries of Kansas City Life.

Richard L. Finn                 Director, Kansas City Life; Elected Vice
                                President in 1976; Financial Vice President in
                                1983 and Senior Vice President,Finance, in 1984;
                                Chief Financial Officer and responsible for investment of Kansas City Life's funds, accounting and taxes. Director, Vice President and Chief Financial Officer of Old American and
                                Director and Treasurer of Sunset Life,
                                subsidiaries of Kansas City Life.


Jack D. Hayes                   Director, Kansas City Life; Elected Senior Vice
                                President, Marketing in February, 1994,
                                responsible for Marketing, Marketing
                                Administration, Communications and Public
                                Relations. Served as Executive Vice President and Chief Marketing Officer of Fidelity Union
                                Life, Dallas, Texas, from June, 1981 to
                                January, 1994.

Francis P. Lemery               Director, Kansas City Life; Elected Vice
                                President in 1979; Vice President and Actuary in
                                1980, and Senior Vice  President and Actuary in
                                1984; responsible for Group Insurance
                                Department, Actuarial, State Compliance and New
                                Business Issue and Underwriting.  Director  of
                                Sunset Life and Old American, subsidiaries of
                                Kansas City Life.

C. John Malacarne               Director, Kansas City Life; Elected Associate
                                General Counsel in 1976;  General  Counsel in
                                1980;  Vice President and General Counsel in
                                1981; and Vice President, General Counsel and
                                Secretary in 1991. Responsible for Legal department, Office of the Secretary, Stock
                                Transfer Department and Market Compliance.
                                Director and Secretary of Sunset Life and Old
                                American, subsidiaries of Kansas City Life.

Robert C. Miller                Elected Assistant Auditor in 1972; Auditor in
                                1973; Vice President and Auditor in 1987, and
                                Senior Vice President, Administrative Services, in 1991. Responsible for Human Resources and
                                Home Office building and maintenance.

Webb R. Gilmore                 Director, Kansas City Life since 1990; Partner-
                                Gilmore and Bell.

Nancy Bixby Hudson              Director, Kansas City Life since 1996; Investor.

Warren J. Hunzicker, M.D.       Director, Kansas City Life since 1989.

Daryl D. Jensen                 Director, Kansas City Life; Elected Vice
                                Chairman of the Board and President, Sunset Life
                                Insurance Company of America, a subsidiary of Kansas City Life, in 1975.

Michael J. Ross                 Director, Kansas City Life since 1972; President
                                and Chairman of the Board, Jefferson Bank and Trust Company, St. Louis, Missouri, since 1971.


Elizabeth  T.  Solberg          Director, Kansas City Life since 1997; Executive
                                Vice President and Senior Partner,
                                Fleishman-Hilliard, Inc., a position she has held since 1984.


Larry Winn Jr.                  Director, Kansas City Life since 1985; Retired
                                as the Kansas Third District Representative to the U.S. Congress.

John K. Koetting                Elected Assistant Controller in 1975 and Vice
                                President and Controller in 1980; chief
                                accounting officer; responsible for all
                                corporate accounting reports. Director of Old
                                American, a subsidiary of Kansas City Life.

*The  principal  business  address  of all  the  persons  listed  above  is 3520
 Broadway, Kansas City, Missouri 64111.

State Regulation

Kansas City Life is subject to regulation by the Department of Insurance of the State of Missouri, which periodically examines the financial condition and operations of Kansas City Life. Kansas City Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Contract described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Kansas City Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Experts


The consolidated balance sheets for Kansas City Life at December 31, 1997 and 1996, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997, and the statement of net assets of the Variable Account at December 31, 1997, and the related statements of operations and changes in net assets for the year ended December 31, 1997, and for the period from January 29, 1996 (inception), to December 31, 1996, appearing herein have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


Actuarial matters included in this prospectus have been examined by Mark A. Milton, Vice President and Associate Actuary of Kansas City Life.

Litigation

Kansas City Life and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Kansas City Life believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or Kansas City Life.

Preparing for Year 2000


Like all financial services providers, Kansas City Life utilizes systems that may be affected by Year 2000 transition issues, and it relies on service providers, including the Funds, that also may be affected. Kansas City Life has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on Kansas City Life. However, as of the date of this prospectus, it is not anticipated that Contract Owners will experience negative effects of their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. Kansas City Life currently anticipates that its systems will be Year 2000 compliant on or about January 1, 1999, but there can be no assurance that we will be successful, or that interaction with other service providers will not impair our services at that time.


Legal Matters

Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. Matters of Missouri law pertaining to the Contracts, including Kansas City Life's right to issue the Contracts and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by C. John Malacarne, General Counsel of Kansas City Life.

Financial Statements


Kansas City Life's consolidated balance sheet as of December 31, 1997 and 1996, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1997 appearing herein should be distinguished from financial statements of the Variable Account and should be considered only as bearing upon Kansas City Life's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account. The statement of net assets of the Variable Account at December 31, 1997, and the related statement of operations and changes in net assets for the period ended December 31, 1997, and for the period from January 29, 1996 (inception), to December 31, 1996, are also included herein.




CONSOLIDATED INCOME STATEMENT
                                                  1997     1996    1995
REVENUE
Insurance revenues:
  Premiums:
    Life insurance                             $106 051  103 263  101 341
    Accident and health                          44 931   37 575   29 475
  Contract charges                               93 713   78 755   74 642
Investment revenues:
  Investment income, net                        193 696  186 743  188 087
  Realized investment gains, net                 14 505    3 013    4 950
  Other                                           9 998    9 768   10 290

    TOTAL REVENUES                              462 894  419 117  408 785

BENEFITS AND EXPENSES
Policy benefits:
  Death benefits                                100 037   87 940   85 388
  Surrenders of life insurance                   14 999   15 488   16 345
  Other benefits                                 71 338   65 437   53 441
  Increase in benefit and contract reserves      86 804   85 614   89 139
Amortization of policy acquisition costs         35 712   30 086   27 992
Insurance operating expenses                     91 381   75 227   76 557

    TOTAL BENEFITS AND EXPENSES                 400 271  359 792  348 862

Income before Federal income taxes               62 623   59 325   59 923

Federal income taxes:
  Current                                        15 073   26 073   22 038
  Deferred                                        2 689   (9 063)  (3 853)

                                                 17 762   17 010   18 185

NET INCOME                                     $ 44 861   42 315   41 738

Basic and diluted earnings per share              $7.25     6.84     6.76

See accompanying Notes to Consolidated Financial Statements.


CONSOLIDATED BALANCE SHEET
                                                  1997        1996
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at fair value
     (amortized cost $1,952,741,000;
        $1,762,091,000 - 1996)                $2 004 516      1 759 153
    Held to maturity, at amortized cost
     (fair value $151,495,000;
        $256,042,000 - 1996)                     145 661        248 433
  Equity securities available for sale,
     at fair value (cost $107,034,000;
        $71,522,000 - 1996)                      114 986         79 018
  Mortgage loans on real estate, net             270 054        246 493
  Real estate, net                                36 764         43 750
  Real estate joint ventures                      43 347         28 356
  Policy loans                                   123 186         94 412
  Short-term                                      74 341         19 642
  Other                                            7 500              -

        TOTAL INVESTMENTS                      2 820 355      2 519 257

Cash                                              50 927          4 577
Accrued investment income                         42 385         41 847
Receivables, net                                  10 204          6 854
Property and equipment, net                       23 628         24 791
Deferred acquisition costs                       209 826        207 020
Value of purchased insurance in force            108 458         38 031
Reinsurance assets                                99 593         93 328
Other                                             16 096          5 089
Separate account assets                           57 980         13 916
                                              $3 439 452      2 954 710

LIABILITIES AND STOCKHOLDERS' EQUITY
Future policy benefits:
  Life insurance                              $  766 583        671 204
  Accident and health                             37 155         30 356
Accumulated contract values                    1 755 133      1 544 714
Policy and contract claims                        37 569         35 223
Other policyholders' funds:
  Dividend and coupon accumulations               62 056         43 141
  Other                                           68 861         60 970
Income taxes:
  Current                                         16 113          3 537
  Deferred                                        39 917         19 748
Other                                             67 491         69 037
Separate account liabilities                      57 980         13 916

        TOTAL LIABILITIES                      2 908 858      2 491 846

Stockholders' equity:
  Common stock, par value $2.50 per share
    Authorized 18,000,000 shares,
      issued 9,248,340 shares                     23 121         23 121
  Paid-in capital                                 16 256         14 761
  Unrealized gains on securities
    available for sale, net                       36 448          2 963
  Retained earnings                              543 715        509 748
  Less treasury stock, at cost
    (3,055,275 shares; 3,058,871 shares -1996)    (88 946)       (87 729)

TOTAL STOCKHOLDERS' EQUITY                       530 594        462 864

                                              $3 439 452      2 954 710

See accompanying Notes to Consolidated Financial Statements.



CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                                                1997     1996     1995

COMMON STOCK, beginning and end of year     $ 23 121    23 121    23 121

PAID IN CAPITAL:
  Beginning of year                           14 761    13 039    11 847
  Excess of proceeds over
    cost of treasury stock sold                1 495     1 722     1 192

      End of year                             16 256    14 761    13 039

UNREALIZED GAINS (LOSSES ON SECURITIES
  AVAILABLE FOR SALE:
    Beginning of year                          2 963    29 740   (51 345)
    Unrealized appreciation (depreciation)
      on securities available for sale, net   33 485   (26 777)   81 085

      End of year                             36 448     2 963    29 740

RETAINED EARNINGS:
  Beginning of year                          509 748   477 826   446 149
  Net income                                  44 861    42 315    41 738
  Stockholder dividends of $1.76 per share
    ($1.68 - 1996 and $1.63 - 1995)          (10 894)  (10 393)  (10 061)

      End of year                            543 715   509 748   477 826

TREASURY STOCK, at cost:
  Beginning of year                          (87 729)  (86 599)  (86 077)
  Cost of 20,090 shares acquired
    (27,876 shares - 1996 and
      17,240 shares - 1995)                   (1 440)   (1 501)     (829)
  Cost of 23,686 shares sold
    (39,440 shares - 1996 and
      32,709 shares - 1995)                      223       371       307

      End of year                            (88 946)  (87 729)  (86 599)

        TOTAL STOCKHOLDERS' EQUITY          $530 594   462 864   457 127


See accompanying Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENT OF CASH FLOWS
                                              1997       1996      1995
OPERATING ACTIVITIES
Net income                                $  44 861     42 315    41 738
Adjustments to reconcile net income to
  net cash from operating activities:
   Amortization of investment discount, net  (1 290)    (4 071)   (5 215)
   Depreciation                               5 379      4 995     5 265
   Policy acquisition costs capitalized     (42 170)   (38 639)  (40 388)
   Amortization of deferred
    policy acquisition costs                 35 712     30 086    27 992
   Realized investment gains                (14 505)    (3 013)   (4 950)
   Changes in assets and liabilities:
     Future policy benefits                  16 227     15 831    15 071
     Accumulated contract values             (9 933)     3 183     8 135
     Other policy liabilities                 7 137      5 294     3 852
     Income taxes payable and deferred        4 768     (8 322)   (1 595)
   Other, net                                (3 685)     5 886     4 318

   NET CASH PROVIDED                         42 501     53 545    54 223

INVESTING ACTIVITIES Investments called, matured or repaid:
  Fixed maturities available for sale       163 867    131 545   136 574
  Fixed maturities held to maturity         106 188     79 017    63 433
  Equity securities available for sale       31 473      8 899    13 727
  Mortgage loans on real estate              47 048     53 430    67 722
  Other                                         278       (100)    1 542
Investments sold:
  Fixed maturities available for sale       503 351    140 372   165 563
  Fixed maturities held to maturity               -          -     4 207
  Other                                      19 969     11 503    22 326
Investments purchased or originated:
  Fixed maturities available for sale      (855 980)  (431 916) (495 766)
  Equity securities available for sale      (69 434)   (18 071)  (12 896)
  Real estate joint ventures                (16 731)    (6 439)   (8 093)
  Mortgage loans on real estate             (68 599)   (54 161)  (31 053)
  Decrease (increase) in
    short-term investments, net             (54 699)    17 256   (17 558)
  Other                                      (9 144)    (2 150)   (1 068)
Acquisition of life block:
  Cash received net of purchase price paid  213 092          -         -
Net additions to property and equipment      (2 872)      (527)   (2 918)

        NET CASH PROVIDED (USED)              7 807    (71 342)  (94 258)

FINANCING ACTIVITIES
Proceeds from borrowings                    245 050      1 650    22 730
Repayment of borrowings                    (245 050)    (1 650)  (22 730)
Policyowner contract deposits               169 699    164 677   179 135
Withdrawals of policyowner
  contract deposits                        (163 041)  (142 114) (127 347)
Cash dividends to stockholders              (10 894)   (10 393)  (10 061)
Disposition of treasury stock, net              278        592       670

        NET CASH PROVIDED (USED)             (3 958)    12 762    42 397

Increase (decrease) in cash                  46 350     (5 035)    2 362
Cash at beginning of year                     4 577      9 612     7 250

        CASH AT END OF YEAR              $   50 927      4 577     9 612

See accompanying Notes to Consolidated Financial Statements.


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables are generally stated in thousands, except per share data.)

SIGNIFICANT ACCOUNTING POLICIES

Organization
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its affiliates, is licensed to sell insurance products in 48 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products distributed through numerous general agencies. In recent years, the Company's new business activities have been concentrated in interest sensitive and variable products.

Basis of Presentation
The accompanying consolidated financial statements have been prepared on the basis of generally accepted accounting principles (GAAP) and include the accounts of Kansas City Life Insurance Company and its subsidiaries. Significant intercompany transactions have been eliminated in consolidation. Certain reclassifications have been made to prior year results to conform with the current year's presentation. GAAP requires management to make certain estimates and assumptions which affect amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Recognition of Revenues
Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these products are recognized as revenues when due. Accident and health insurance premiums are recognized as revenues over the terms of the policies. Universal life-type products include universal life insurance and flexible annuities. Revenues for these products are amounts assessed against contract values for cost of insurance, policy administration and surrenders, as well as amortization of deferred front-end contract charges.

Future Policy Benefits
For traditional life insurance products, reserves have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Investment yield assumptions for new issues are graded and range from 5.75 percent to 7.75 percent. Mortality assumptions are based on standard mortality tables. The 1965-70 Select and Ultimate Basic Table is used for business issued since 1977.

Reserves and claim liabilities for accident and health insurance include estimated unpaid claims and claims incurred but not reported. For traditional life and accident and health insurance, benefits and claims are charged to expense in the period incurred.

Liabilities for universal life-type products represent accumulated contract values, without reduction for potential surrender charges, and deferred front-end contract charges which are amortized over the term of the policies. Benefits and claims are charged to expense in the period incurred net of related accumulated contract values. Interest on accumulated contract values is credited to contracts as earned. Crediting rates for universal life insurance and flexible annuity products ranged from 4.75 percent to 6.50 percent during 1997 (4.75 percent to 6.75 percent during 1996 and 4.79 percent to 7.00 percent during 1995).

Withdrawal assumptions for all products are based on corporate experience.

Policy Acquisition Costs
The costs of acquiring new business, principally commissions, certain policy issue and underwriting expenses and certain variable agency expenses, are deferred. For traditional life products, deferred acquisition costs are amortized in proportion to premium revenues over the premium-paying period of related policies, using assumptions consistent with those used in computing benefit reserves. Acquisition costs for universal life-type products are amortized over a period not exceeding 30 years in proportion to estimated gross profits arising from interest spreads and mortality, expense and surrender charges expected to be realized over the term of the contracts.

Value of Purchased Insurance in Force
The value of purchased insurance in force arising from the acquisition of a life insurance subsidiary and, in 1997, the acquisition of a life insurance block of business is being amortized in proportion to projected future gross profits. This asset was increased $76,533,000 for the acquisition of the life insurance block of business and $8,856,000 ($5,030,000 -1996 and $5,157,000 - 1995) for
accrual of interest and reduced $14,962,000  ($6,082,000 - 1996 and $6,088,000 -
1995) for amortization. The increase for accrual of interest was calculated using a 13.0 percent interest rate for the life insurance subsidiary and, on the acquired block, a 7.0 percent interest rate on the traditional life portion and a 5.4 percent rate on the interest sensitive portion. Through 1997, total accumulated accrual of interest and amortization equal $35,496,000 and $47,071,000, respectively. The percentage of the asset's current carrying amount which will be amortized in each of the next five years is 6.9 percent - 1998,
6.8  percent - 1999,  6.7  percent - 2000,  6.5 percent - 2001 and 6.1 percent -
2002.

Participating Policies
Participating business at year end approximates 15 percent of the consolidated life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Additional provisions have been made for policyholder dividends in excess of the original scale which have been declared by the Board of Directors.

Investments
Securities held to maturity and short-term investments are stated at cost adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses on securities available for sale are reduced by deferred income taxes and related adjustments in deferred acquisition costs, and are included in a separate stockholders' equity account.

Mortgage loans are stated at cost adjusted for amortization of premium and accrual of discount less an allowance for possible losses. Foreclosed real estate is stated at fair value at the date of foreclosure (cost) or net realizable value, whichever is lower. Other real estate investments are carried at depreciated cost. Real estate joint ventures are valued at cost adjusted for the Company's equity in earnings since acquisition. Policy loans are carried at cost less payments received. Realized gains and losses on disposals of investments, determined by the specific identification method, are included in investment revenues.

Federal Income Taxes
Income taxes have been provided using the liability method. Under that method, deferred tax assets and liabilities are determined based on the differences between their financial reporting and their tax bases and are measured using the enacted tax rates.

Income Per Share
In 1997 the Company adopted Financial Accounting Standard No. 128, "Earnings per Share". Due to the Company's capital structure and lack of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 6,190,793 shares (6,188,489 shares - 1996 and 6,173,294 shares - 1995).

Statutory Information and
   Stockholder Dividends Restriction
The Company's earnings, unassigned surplus (retained earnings) and stockholders' equity, on the statutory basis used to report to regulatory authorities, follow.

                                                  1997     1996     1995

Net gain (loss) from operations for the year   $(21 214)  27 345   29 307
Net income (loss) for the year                  (18 681)  25 574   29 484
Unassigned surplus at December 31               246 717  284 417  268 239
Stockholders' equity at December 31             197 147  234 570  217 801

The statutory loss reported in 1997 arose from the acquisition of a block of business as discussed in a following Note. In accordance with statutory accounting guidelines for coinsurance transactions, the acquisition reduced statutory earnings and stockholders' equity at the date of acquisition $51.4 million, the purchase price paid less related tax benefits.

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay a dividend exceeding the greater of statutory net gain from operations for the preceding year or 10 percent of statutory stockholders' equity at the end of the preceding year. The maximum payable in 1998 without prior approval is $19,715,000. The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The  Company  is  required  to  deposit a defined  amount of assets  with  state
regulatory  authorities.   Such  assets  had  an  aggregate  carrying  value  of
approximately $36,000,000 ($36,000,000 - 1996 and $100,000,000 - 1995).

INVESTMENTS

Investment Revenues Major categories of investment revenues are summarized as follows.

                                                1997     1996     1995
Investment income:
  Fixed maturities                           $154 393   150 421   144 242
  Equity securities                             7 288     5 503     6 259
  Mortgage loans                               23 984    23 127    31 378
  Real estate                                  10 350    13 237    12 342
  Policy loans                                  7 296     6 372     6 174
  Short-term                                    3 612     2 353     2 753
  Other                                         3 132     2 222     2 533

                                              210 055   203 235   205 681
Less investment expenses                      (16 359)  (16 492)  (17 594)

                                             $193 696   186 743   188 087
Realized gains (losses:
  Fixed maturities                           $  4 778    (1 862)   (1 718)
  Equity securities                             3 702       961     4 634
  Mortgage loans                                    -     2 000      (108)
  Real estate                                   6 025     1 894     2 172
  Other                                             -        20       (30)

                                             $ 14 505     3 013     4 950

Unrealized Gains and Losses
Unrealized gains (losses) on the Company's securities follow.

                                                1997      1996      1995
Available for sale:
  End of year                                $ 59 726     4 558    51 744
  Deferred income taxes                       (19 626)   (1 595)  (16 013)
  Effect on deferred acquisition costs         (3 652)        -    (5 991)

                                             $ 36 448     2 963    29 740

  Increase (decrease) in net unrealized gains during the year:
    Fixed maturities                         $ 33 209   (26 216)   78 876
    Equity securities                             276      (561)    2 209

                                             $ 33 485   (26 777)   81 085
Held to maturity:
  End of year                                $  5 834     7 609    19 517

  Increase (decrease) in
    net unrealized gains during the year     $ (1 775)  (11 908)   16 667

The Company's securities categorized as available for sale are stated at fair value. The resulting adjustment to fair value results in significant volatility on stockholders' equity and the various calculations that are dependent on stockholders' equity, such as return on equity.

Securities
The amortized cost and fair value of investments in securities at December 31, 1997, follow.

                                                Gross
                                 Amortized    Unrealized      Fair
                                   Cost      Gains  Losses    Value
Available for sale:
U.S. government bonds           $  135 182   3 166    297    138 051
Public utility bonds               281 781   6 956    662    288 075
Corporate bonds                  1 130 938  34 827  3 315  1 162 450
Mortgage-backed bonds              315 621   9 416    375    324 662
Other bonds                         81 469   2 260    425     83 304
Redeemable preferred stocks          7 750     261     38      7 974

Total fixed maturities           1 952 741  56 886  5 112  2 004 516

Equity securities                  107 034   8 709    757    114 986

                                 2 059 775  65 595  5 869  2 119 502

Held to maturity:
Public utility bonds                50 291   2 494     56     52 729
Corporate bonds                     92 350   3 727    641     95 436
Other bonds                          3 020     310      -      3 330

                                   145 661   6 531    697    151 495

                                $2 205 436  72 126  6 566  2 270 997

The amortized cost and fair value of investments in securities at December 31, 1996, follow.

                                                 Gross
                                 Amortized     Unrealized     Fair
                                   Cost      Gains  Losses    Value
Available for sale:
U.S. government bonds            $ 144 299   1 633    518    145 414
Public utility bonds               254 875   2 755  3 631    253 999
Corporate bonds                    981 157  10 122 17 161    974 118
Mortgage-backed bonds              253 810   6 473  1 532    258 751
Other bonds                        114 539     850  2 238    113 151
Redeemable preferred stocks         13 411     419    110     13 720

Total fixed maturities           1 762 091  22 252 25 190  1 759 153

Equity securities                   71 522   8 340    844     79 018

                                 1 833 613  30 592 26 034  1 838 171

Held to maturity:
Public utility bonds               138 592   5 619    306    143 905
Corporate bonds                    104 713   3 387  1 416    106 684
Other bonds                          5 128     325      -      5 453

                                   248 433   9 331  1 722    256 042

                                $2 082 046  39 923 27 756  2 094 213

All fixed maturity securities produced income in 1997.

The  distribution  of the  fixed  maturity  securities'  contractual  maturities
follows.   However,  expected  maturities  may  differ  from  these  contractual maturities since borrowers may have the right to call or prepay obligations.

                                              Amortized         Fair
                                                Cost            Value
Available for sale:
Due in one year or less                      $   60 259         60 510
Due after one year through five years           290 534        295 928
Due after five years through ten years          706 504        717 050
Due after ten years                             579 823        606 366
Mortgage-backed bonds                           315 621        324 662

                                             $1 952 741      2 004 516

Held to maturity:
Due in one year or less                      $   27 043         27 342
Due after one year through five years            50 554         53 023
Due after five years through ten years           28 944         30 892
Due after ten years                              39 120         40 238

                                             $  145 661        151 495

Sales of investments in securities available for sale, excluding normal maturities and calls, follow.

                                             1997      1996      1995

Proceeds                                  $509 502   141 335   184 547
Gross realized gains                        11 597     1 400     6 416
Gross realized losses                        2 349     1 420     6 527

At December 31, 1997, the Company did not hold securities of any corporation and its affiliates which exceeded 10 percent of stockholders' equity.

Kansas City Life employs no derivative financial instruments.

The Company maintains a $60 million bank line of credit which may be used to support investment strategies. This line is unused at December 31, 1997, and will expire in April 1998.

Mortgage Loans
The  Company  holds  non-income   producing  mortgage  loans  equaling  $327,000
($2,077,000 - 1996). Mortgage loans are carried net of a valuation reserve of $8,500,000 ($8,500,000 - 1996).

At  December  31,  1997  and  1996,   the  mortgage   portfolio  is  diversified
geographically and by property type as follows.

                                     1997                   1996
                               Carrying    Fair       Carrying    Fair
                                Amount     Value       Amount     Value
Geographic region:
  East north central           $ 26 937   27 421        21 890   22 162
  Mountain                       64 602   66 321        75 058   76 163
  Pacific                        91 963   94 366        81 955   82 599
  West south central             32 997   33 961        36 155   36 940
  West north central             55 320   56 485        35 463   36 003
  Other                           6 735    7 017         4 472    4 662
  Valuation reserve              (8 500)  (8 500)       (8 500)  (8 500)

                               $270 054  277 071       246 493   250 029
Property type:
  Industrial                   $170 199  174 278       136 266   137 633
  Retail                         29 532   30 531        45 555    46 681
  Office                         58 658   60 267        54 332    55 280
  Other                          20 165   20 495        18 840    18 935
  Valuation reserve              (8 500)  (8 500)       (8 500)   (8 500)

                               $270 054  277 071       246 493   250 029

As of December 31, 1997, the Company has commitments which expire in 1998 to originate mortgage loans of $13,794,000 and to advance $10,454,000 on an existing short-term line of credit.

Mortgage loans foreclosed upon and transferred to real estate investments during the year equaled $3,189,000 ($2,977,000 - 1996 and $4,322,000 - 1995).

Mortgage loans acquired in the sale of real estate assets during the year totaled $4,299,000 ($6,579,000 - 1996 and $9,571,000 - 1995).

Real Estate
Detail concerning the Company's real estate investments follows.

                                                    1997       1996
Penntower office building, at cost:
  Land                                           $  1 106      1 106
  Building                                         18 068     17 644
  Less accumulated depreciation                    (9 809)    (9 303)
Foreclosed real estate, at lower of
  cost or net realizable value                     13 362     18 218
Other investment properties, at cost:
  Land                                              3 214      3 370
  Buildings                                        24 216     25 907
  Less accumulated depreciation                   (13 393)   (13 192)

                                                 $ 36 764     43 750

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis. Penntower office building is depreciated over 60 years and all other properties from 10 to 35 years. Foreclosed real estate is carried net of a valuation allowance of $3,686,000 ($5,227,000 - 1996) to reflect net realizable value.

The Company held non-income  producing real estate equaling $820,000 ($758,000 -
1996).


PROPERTY AND EQUIPMENT
                                                     1997      1996

Land                                             $  1 029     1 029
Home office buildings                              23 149    23 131
Furniture and equipment                            27 502    24 760

                                                   51 680    48 920
Less accumulated depreciation                     (28 052)  (24 129)

                                                  $23 628    24 791

Property  and   equipment  are  stated  at  cost  and   depreciated   using  the
straight-line method. Home office buildings are depreciated over 25 to 50 years and furniture and equipment over 3 to 10 years, their estimated useful lives.


POSTRETIREMENT BENEFIT PLANS

The Company has defined benefit postretirement plans providing medical benefits for substantially all its employees, full-time agents, and their dependents, and life insurance coverage for its employees. The Company and retirees share the cost of the postretirement medical plan which incorporates cost-sharing features such as annually adjusted contributions, deductibles and coinsurance. The medical benefits for agents are contributory, incorporating cost-sharing features similar to the retired employees' medical plan. The life insurance benefit is non-contributory. The Company pays the cost of the postretirement health care benefits as they occur. The Company makes level annual contributions to its life insurance plan over the plan participants' expected service periods.

The plans' funded status, reconciled with the amounts recognized in the Company's balance sheet, follows.

                                                      1997     1996
Accumulated postretirement benefit obligation:
  Retirees                                          $ 6 516    7 750
  Fully eligible active plan participants             2 914    1 904
  Other active plan participants                      8 242    5 803

                                                     17 672   15 457
  Unrecognized net loss                              (1 735)    (590)

                                                    $15 937   14 867

The net periodic postretirement benefit cost included the following components.

                                                  1997    1996   1995

Service cost                                    $  560     536    314
Interest cost                                      930     794    669
Net amortization of experience gains                (6)      -    (93)

                                                $1 484   1 330    890

The weighted average annual assumed rate of increase in the per capita cost of covered benefits for the medical plans is 10 percent for 1998, and is assumed to decrease gradually to 6 percent in 2004. Increasing the assumed health care cost growth rates by one percentage point increases the accrued postretirement benefit costs $2,207,000 and $2,040,000 as of December 31, 1997 and 1996,
respectively. The aggregate service and interest cost components of the net periodic postretirement benefit cost for 1997 would increase $312,000. The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 7.25 percent and 7.75 percent at December 31, 1997 and 1996, respectively.


EMPLOYEE BENEFIT PLANS

The Company has a defined benefit pension plan covering substantially all its employees. The benefits are based on years of service and the employee's compensation during the last five years of employment. The Company annually funds an amount greater than the minimum required by ERISA but no more than the maximum deductible for Federal income tax purposes. Contributions provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. The table below outlines the plan's funded status and those amounts recognized in the Company's financial statements.

                                                        1997       1996
Actuarial present value of accumulated benefit
  obligation, including vested benefits of
  $94,698,000 ($79,913,000 - 1996)                    $102 846     86 635
Projected benefit obligation for service
  rendered to date                                    $119 651    100 571
Plan assets at fair value, primarily
  listed corporate and U.S. bonds                       95 899     85 241
Plan assets less than projected benefit obligation     (23 752)   (15 330)
Items not yet recognized in earnings:
  Net loss from past experience                         25 452     15 571
  Prior service costs                                       12         14
  Net asset at January 1, 1987, being recognized
    over 16 years                                       (1 030)    (1 236)

    Net prepaid (unfunded) pension costs              $    682       (981)


                                                     1997    1996    1995
Net pension cost includes:
  Service costs - benefits earned
    during the period                             $ 3 150   3 369   2 403
  Interest cost on projected benefit obligation     7 823   6 647   6 156
  Actual return on plan assets                     (9 752) (2 951)(14 139)
  Net amortization and deferral                     2 354  (4 547)  7 412

        Net periodic pension cost                $  3 575   2 518   1 832

Assumptions were as follows:
  Weighted average discount rate                     7.25 %  7.75    7.00
  Weighted average compensation increase             4.50    4.50    5.50
  Weighted average expected
    long-term return on plan assets                  9.00    9.00    9.00

At December 31, 1996, the Company utilized more recent mortality experience which caused some increase in the benefit obligations.

The 1997 contribution to the pension plan was $4,967,000 (none - 1996 and $992,000 - 1995).

Non-contributory defined contribution retirement plans are offered for general agents and eligible sales agents which provide supplemental payments based upon earned agency first-year individual life and annuity commissions. Contributions to these plans were $133,000 ($174,000 -1996 and $287,000 - 1995). The Company
also sponsors a non-contributory deferred compensation plan for eligible agents based upon earned first-year commissions. Contributions to this plan were $226,000 ($318,000 - 1996 and $405,000 - 1995).

Savings plans for eligible employees and agents are sponsored in which the Company matches employee contributions up to 10 percent of salary and agent contributions up to 2.5 percent of prior year paid commissions. Contributions to the plans were $2,102,000 ($2,082,000 -1996 and $1,826,000 - 1995). The
employees' plan will change for 1998 in that the Company will match employee contributions up to 6 percent of salary and the Company may contribute a profit sharing amount up to 4 percent of salary depending upon the Company's profit performance.

The Company also has a non-contributory trusteed employee stock ownership plan covering substantially all salaried employees. The Company made no contributions to this plan between 1995 and 1997.

Effective January 1, 1998, the Company amended the defined benefit plan for all employees other than those who are age 55 or over with at least 15 years of vested service. For these employees the defined benefit pension plan is converted to a cash balance plan whereby each employee will have a cash balance account. Generally, the cash balance account consists of credits to the account based on an employee's years of service and compensation, and interest credits, which for 1998 will be 7 percent.


FEDERAL INCOME TAXES

A reconciliation of the Federal income tax rate and the actual tax rate experienced is shown below.
                                                        1997   1996   1995

Federal income tax rate                                  35%    35     35
Special tax credits                                      (6)    (5)    (4)
Other permanent differences                              (1)    (1)    (1)

Actual income tax rate                                   28%    29     30

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are presented below.

                                                       1997    1996
Deferred tax assets:
  Future policy benefits                            $ 53 923  46 518
  Employee retirement benefits                        13 104  13 055
  Other                                                2 882   5 176

Gross deferred tax assets                             69 909  64 749

Deferred tax liabilities:
  Capitalization of policy acquisition
    costs, net of amortization                        40 844  49 175
  Basis differences between tax and GAAP
    accounting for investments                        28 080  20 093
  Property and equipment, net                          1 704   1 770
  Value of insurance in force                         36 551  11 790
  Other                                                2 647   1 669

Gross deferred tax liabilities                       109 826  84 497

  Net deferred tax liability                        $ 39 917 (19 748)

Federal income taxes paid for the year were $14,335,000 ($25,332,000 - 1996 and $19,981,000 - 1995).

Policyholders' surplus, which is frozen under the Deficit Reduction Act of 1984, is $40,500,000 for Kansas City Life, $2,800,000 for Sunset Life Insurance
Company of America (Sunset Life) and $13,700,000 for Old American Insurance Company (Old American). The Companies do not plan to distribute their policyholders' surplus. Consequently, the possibility of such surplus becoming subject to tax is remote, and no provision has been made in the financial statements for taxes thereon. Should the balance in policyholders' surplus become taxable, the tax computed at current rates would approximate $19,950,000.

Income taxed on a current basis is accumulated in "shareholders' surplus" and can be distributed to stockholders without tax to the Company. At December 31, 1997, this shareholders' surplus was $348,057,000 for Kansas City Life, $73,170,000 for Sunset Life and $44,703,000 for Old American.


SEPARATE ACCOUNTS

These accounts arise from the variable line of business. Their assets are legally segregated and are not subject to the claims which may arise from any other business of the Company. These assets are reported at fair value since the underlying investment risks are assumed by the policyholders. Therefore the related liabilities are recorded at amounts equal to the underlying assets. Investment income and gains or losses arising from separate accounts accrue directly to the policyholders and are, therefore, not included in investment earnings in the accompanying consolidated income statement. Revenues to the Company from separate accounts consist principally of contract maintenance charges, administrative fees and mortality and risk charges.


REINSURANCE
                                                 1997     1996     1995
Life insurance in force (in millions):
  Direct                                      $ 22 800   22 121   20 991
  Ceded                                         (3 375)  (2 742)  (2 442)
  Assumed                                        3 796       28       33

    Net                                       $ 23 221   19 407   18 582

Premiums:
Life insurance:
  Direct                                      $128 491  127 150  124 504
  Ceded                                        (26 262) (24 380) (23 292)
  Assumed                                        3 822      493      129

    Net                                       $106 051  103 263  101 341

Accident and health:
  Direct                                      $ 55 022   48 694   42 971
  Ceded                                        (10 091) (11 370) (13 496)
  Assumed                                            -      251        -

    Net                                       $ 44 931   37 575   29 475

Contract charges arise generally from directly issued business. However contract charges also arise from a block of business assumed during 1997 as described below. Ceded benefit recoveries were $39,483,000 ($37,829,000 - 1996 and $27,613,000 - 1995).

Old American has a coinsurance agreement with Employers Reassurance Corporation which reinsures certain whole life policies issued by Old American prior to December 1, 1986. As of December 31, 1997, these policies had a face value of $136,519,000. The reserve for future policy benefits ceded under this agreement was $51,003,000 ($52,556,000 - 1996).

As discussed in a following Note, the Company acquired a block of life insurance business through a reinsurance treaty during 1997. At December 31, 1997, the block had $3.8 billion of insurance in force, future policy benefits of $88,476,000 and accumulated contract values of $213,300,000. During 1997, life insurance premiums of $3,096,000 and contract charges of $9,997,000 were recognized related to this block.

The maximum retention on any one life is $350,000 for ordinary life plans and $100,000 for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.


FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for securities are based on quoted market prices, where available. For those securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans are based upon discounted cash flow analyses using an interest rate assumption 2 percent above the comparable U.S. Treasury rate.

Fair values for the Company's liabilities under investment-type insurance contracts, included with accumulated contract values for flexible annuities and with other policyholder funds for supplementary contracts without life contingencies, are estimated to be their cash surrender values.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the financial instruments follow.

                                          1997                 1996
                                  Carrying     Fair     Carrying    Fair
                                   Amount     Value      Amount     Value
Investments:
  Securities available
    for sale                    $2 119 502  2 119 502  1 838 171  1 838 171
  Securities held
    to maturity                    145 661    151 495    248 433    256 042
  Mortgage loans                   270 054    277 071    246 493    250 029

Liabilities:
  Individual and
    group annuities                830 495    802 461    862 605    829 261
  Supplementary contracts
    without life contingencies      21 526     21 526     21 835     21 835

The Investments Note provides further details regarding the investments above.


QUARTERLY CONSOLIDATED FINANCIAL DATA
(unaudited)
                                        First    Second   Third   Fourth
1997:
Total revenues                        $108 379  108 836  124 932  120 747

Operating income                      $ 10 299    8 548    7 639    8 946
Realized gains, net                      1 835      957    4 119    2 517

Net income                            $ 12 134    9 505   11 758   11 463

Per common share:
  Operating income                    $   1.66     1.39     1.23     1.44
  Realized gains, net                      .30      .15      .67      .41

  Net income                          $   1.96     1.54     1.90     1.85

1996:
Total revenues                        $106 434  101 263   104 924 106 497

Operating income                      $ 11 933   10 002     8 643   9 777
Realized gains (losses), net               614     (308)      671     982

Net income                            $ 12 547    9 694     9 314  10 759

Per common share:
  Operating income                    $   1.93     1.62      1.39    1.58
  Realized gains (losses), net             .10     (.05)      .11     .16

    Net income                        $   2.03     1.57      1.50    1.74



CONTINGENT LIABILITIES

The Company and certain of its subsidiaries are defendants in lawsuits involving claims and disputes with policyholders that may include claims seeking punitive damages. Some of these lawsuits arise in jurisdictions that permit punitive damages disproportionate to the actual damages alleged. Although no assurances can be given and no determinations can be made at this time as to the outcome of any particular lawsuit or proceeding, the Company and its subsidiaries believe that there are meritorious defenses for these claims and are defending them vigorously. Management believes that the amounts that would ultimately be paid, if any, would have no material effect on the Company's consolidated results of operations and financial position.


ACQUISITION OF A BLOCK OF BUSINESS

In September 1997, the Company acquired a block of traditional life and universal life-type products through a reinsurance treaty. The ceding company transferred $331,434,000 in liabilities and $254,901,000 in assets, principally cash. The difference was recorded as value of purchased insurance inforce and is being amortized in proportion to projected future gross profits over 30 years, the estimated life of the business.



REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Kansas City Life Insurance Company

We have audited the accompanying consolidated balance sheet of Kansas City Life Insurance Company (the Company) as of December 31, 1997 and 1996 and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Kansas City Life Insurance Company at December 31, 1997 and 1996 and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Kansas City, Missouri
January 26, 1998






Kansas City Life
Variable Life
Separate Account

Financial Statements
Year ended December 31, 1997 and
Period from January 29, 1996 (inception) to December 31, 1996






Kansas City Life Variable Life Separate Account
Statement of Net Assets
December 31, 1997
(in thousands except shares, net asset value per share, and cost)


Assets
Investments:
  Federated Advisors - Federated Insurance Series:
    American Leaders Fund II - 31,587 shares at net asset
      value of $19.63 per share (cost $560,000)                    $ 620
    High Income Bond Fund II - 32,891 shares at net asset
      value of $10.95 per share (cost $346,000)                      360
    Prime Money Fund II - 1,762,046 shares at net asset
      value of $1.00 per share (cost $1,762,000)                   1,762

  Massachusetts Financial Services - (MFS):
    Research Series - 70,989 shares at net asset
      value of $15.79 per share (cost $1,028,000)                  1,121
    Emerging Growth Series - 75,773 shares at net asset
      value of $16.14 per share (cost $1,101,000)                  1,223
    Total Return Series - 27,442 shares at net asset
      value of $16.63 per share (cost $422,000)                      457
    Bond Series - 10,960 shares at net asset
      value of $11.08 per share (cost $117,000)                      121
    World Governments Series - 3,375 shares at net asset
      value of $10.21 per share (cost $34,000)                        34
    Utilities Series - 16,833 shares at net asset
      value of $17.99 per share (cost $264,000)                      303

  American Century, Inc. -  ACI Variable Portfolios:
    VP Capital Appreciation - 22,232 shares at net asset
      value of $9.68 per share (cost $224,000)                       215
    VP International - 51,737 shares at net asset
      value of $6.84 per share (cost $337,000)                       354

  Dreyfus Corporation:
    Capital Appreciation Portfolio - 8,480 shares at net asset
      value of $27.90 per share (cost $235,000)                      237
    Small Cap Portfolio - 7,273 shares at net asset
      value of $57.14 per share (cost $442,000)                      416
    Stock Index Fund - 29,401 shares at net asset
      value of $25.75 per share (cost $750,000)                      757


        Total Assets                                             $ 7,980



See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Net Assets
(Continued)


Net Assets

Federated Advisors - Federated Insurance Series:
  American Leaders Fund II                                          $  620
  High Income Bond Fund II                                             360
  Prime Money Fund II                                                1,762

Massachusetts Financial Services - (MFS):
  Research Series                                                    1,121
  Emerging Growth Series                                             1,223
  Total Return Series                                                  457
  Bond Series                                                          121
  World Governments Series                                              34
  Utilities Series                                                     303

American Century, Inc. -  ACI Variable Portfolios:
  VP Capital Appreciation                                              215
  VP International                                                     354

Dreyfus Corporation:
  Capital Appreciation Portfolio                                       237
  Small Cap Portfolio                                                  416
  Stock Index Fund                                                     757


        Total Net Assets                                            $7,980



See accompanying Notes to Financial Statements



Kansas City Life Variable Life Separate Account
Statement of Operations and Changes in Net Assets
Year ended December 31, 1997
(in thousands)

                        Federated Ins. Series      MFS Variable Insurance Trust              ACI Port.     Dreyfus Corporation
                                High
                        Amern.  Income  Prime           Emerging Total         World         VP            Capital Small
                        Leaders Bond    Money    Resch. Growth   Return Bond   Gov'ts Util   Capital VP    Apprec  Cap   Stock
                        Fund II Fund II Fund II  Series Series   Series Series Series Series Apprec  Int'l Port.   Port. Index Total
Variable Universal Life:
Invest. Income:
 Dividend Distributions  $  1       6       21       -      -        -      -      -      -      -      1      2      -     3    34
 Capital Gains
   Distributions            2       -        -       -      -        -      -      -      -      3      3      -     23    14    45
 Realized Gain (Loss)       8       3        -       8      6        4      1      -      1     (2)     2      -      1     1    33
 Unrealized Appreciation
   (Depreciation)          55      13        -      79    120       30      4      -     38     (5)    13      2    (26)    6   329

Net Investment Income      66      22       21      87    126       34      5      -     39     (4)    19      4     (2)   24   441

Expenses:
 Mortality and Expense
    Fees                    2       1        4       5      6        2      -      -      1      1      2      -      1     1    26
 Contract Expense Charges  72      46      218     133    176       48      8      5     26     41     45      9     19    45   891

Change in Net Assets
   from Operations         (8)    (25)    (201)    (51)   (56)     (16)    (3)    (5)    12    (46)   (28)    (5)   (22)  (22) (476)

Deposits                  293     214    4,299     509    643      176     36     22    107    134    168     52    112   267 7,032

Withdrawals               (12)    (16)     (72)    (17)   (21)      (4)    (3)    (1)    (4)    (7)    (6)    (2)    (2)  (35) (202)
Transfers in (out)        281     147   (2,773)    411    331      216     72      7    135      9    143    189    322   425   (85)

Net Assets:
 Net Increase             554     320    1,253     852    897       372   102     23    250     90    277    234    410   635 6,269
 Beginning of Year         65      40      146     266    324        84    19     11     52    125     76      -      -     - 1,208

 End of Year             $619     360    1,399   1,118  1,221       456   121     34    302    215    353    234    410   635 7,477

Survivorship Variable Universal Life:
Invest. Income:
 Dividend Distributions  $  -       -        1       -      -         -     -      -      -      -      -      -      -     -     1
 Capital Gains
   Distributions            -       -        -       -      -         -     -      -      -      -      -      -      -     2     2
 Realized Gain (Loss)       -       -        -       -      -         -     -      -      -      -      -      -      -     -     -
 Unrealized Appreciation
   (Depreciation)           -       -        -       -      -         -     -      -      -      -      -      -      -     1     1

Net Investment Income       -       -        1       -      -         -     -      -      -      -      -      -      -     3     4

Expenses:
 Mortality and Expense
   Fees                     -       -        -       -      -         -     -      -      -      -      -      -      -     -     -
 Contract Expense Charges   -       -        3       -      -         -     -      -      -      -      -      -      -     1     4

Change in Net Assets
   from Operations          -       -       (2)      -      -         -     -      -      -      -      -      -      -     2     -

Deposits                    -       -      460       -      -         -     -      -      -      -      -      -      -    43   503

Withdrawals                 -       -        -       -      -         -     -      -      -      -      -      -      -     -     -
Transfers in (out)          1       -      (95)      3      2         1     -      -      1      -      1      3      6    77     -

Net Assets:
 Net Increase               1       -       363      3      2         1     -      -      1      -      1      3      6   122   503
 Beginning of Period        -       -         -      -      -         -     -      -      -      -      -      -      -     -     -

 End of Year             $  1       -       363      3      2         1     -      -      1      -      1      3      6   122   503

Total Survivorship &
Variable Universal Life

    End of Year          $620     360     1,762  1,121  1,223       457   121     34    303    215    354    237    416   757 7,980

 See accompanying Notes to Financial Statements



Kansas City Life Variable Life Separate Account
Statement of Operations and Changes in Net Assets
Period from January 29, 1996 (inception) to December 31, 1996
(in thousands)

                               Federated Insurance Series        MFS Variable Insurance Trust              ACI Portfolios
                               High
                               American         Income    Prime    Emerging Total  World                    VP
                               Leaders  Bond    Money     Research Growth   Return Bond   Gov'ts Utilities  Capital  VP
                               Fund II  Fund II Fund II   Series   Series   Series Series Series Series     Apprec   Int'l    Total
Investment Income:
 Dividend Distributions           $ -       1       5         -        -        1      1      1      1       -       -       10
 Capital Gains Distributions        -       -       -         4        3        1      -      -      3       -       -       11
 Realized Gain (Loss)               -       -       -         -        -        -      -      -      -       -       -        -
 Unrealized Appreciation
   (Depreciation)                   5       1       -        13        2        4      -      -      1      (4)      4       26

   Net Investment Income            5       2       5        17        5        6      1      1      5      (4)      4       47

Expenses:
 Mortality and Expense Fees         -       -       1         1        1        -      -      -      -       -       -        3
 Contract Expense Charges           5       4      62        22       33        5      3      3      4      12       8      161

   Change in Net Assets from
      Operations                    -      (2)    (58)       (6)     (29)       1     (2)    (2)     1     (16)     (4)    (117)

Deposits                           12      12   1,019        73      105       11      9      6     14      44      25    1,330

Withdrawals                         -      (2)      -         -        -        -     (3)     -      -       -       -       (5)
Transfers In (Out)                 53      32    (815)      199      248       72     15      7     37      97      55        -

Net Assets:
 Net Increase                      65      40     146       266      324       84     19     11     52     125      76    1,208
 Beginning of Period                -       -       -         -        -        -      -      -      -       -       -        -


 End of Year                      $65      40     146       266      324       84     19     11     52     125      76    1,208

See accompanying Notes to Financial Statements



Notes to Financial Statements


1.      Organization and Significant Accounting Policies

        Organization


Kansas City Life Variable Life Separate Account, marketed as Century II Variable Universal Life and Century II Survivorship Variable Universal Life, (the Account) is a separate account of Kansas City Life Insurance Company (KCL). The inception date for the Century II Survivorship Variable Universal Life product was August 1, 1997. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. All deposits received by the Account have been directed by the contract owners into subaccounts of four series-type mutual funds, as listed below, or into KCL's Fixed Account. The Dreyfus Corporation subaccounts were added in May, 1997.


                Federated Insurance Series

American  Leaders Fund II             Long-term growth of capital
High Income Bond Fund II              High  current  income
Prime  Money Fund II                  Current  income  with  stability  of
                                         principal and liquidity


                MFS Variable Insurance Trust

MFS Research Series                  Long-term  growth of capital and future
                                        income
MFS Emerging Growth  Series          Long-term  growth of capital
MFS Total Return Series              Income and opportunities for growth of
                                          capital and income
MFS Bond Series                      Current income and protection of
                                          shareholders' capital
MFS World Governments Series         Preservation and growth of capital
                                          with moderate current income
MFS Utilities Series                 Capital growth and current income


                ACI Variable Portfolios, Inc.


ACI VP Capital Appreciation          Capital growth through investment in
 (formerly TCI Growth)                     common stocks
ACI VP International                 Capital growth through investment in
 (formerly TCI International)              foreign securities

Dreyfus Corporation

Capital Appreciation Portfolio       Long-term capital growth with
                                           preservation of capital
Small Cap Portfolio                  Capital appreciation
Stock Index Fund                     Price and yield performance that
                                        corresponds to the Standard & Poor's
                                        500 Composite Stock Price Index


        Basis of Presentation and Use of Estimates


The preparation of the financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

        Reinvestment of Dividends

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount. Capital gains distributions are recorded as income on the date of receipt.

        Federal Income Taxes

Under current law, no Federal income taxes are payable with respect to the Account.

        Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (net asset value of the underlying mutual fund). The average cost method is used to determine gains and losses.


The aggregate cost of purchases and proceeds from sales, and the number of shares thereon were as follows:


1997:

                                     Cost of     Proceeds          Shares
                                    Purchases    from Sales  Purchased    Sold
                                         (in thousands)

American Leaders Fund II             $  713        221       39,267      11,971
High Income Bond Fund II                485        181       46,117      17,107
Prime Money Fund II                   5,826      4,210    5,825,963   4,209,855
MFS Research                          1,088        321       71,955      21,229
MFS Emerging Growth Series            1,136        363       75,073      23,766
MFS Total Return Series                 458        120       29,009       7,686
MFS Bond Series                         133         36       12,428       3,383
MFS World Governments Series             33         10        3,243         938
MFS Utilities Series                    281         69       17,379       4,340
ACI VP Capital Appreciation             228        131       23,295      13,242
ACI VP International                    379        116       56,237      17,245
Dreyfus Capital Appreciation Portfolio  271         36        9,788       1,308
Dreyfus Small Cap Portfolio             521         80        8,602       1,329
Dreyfus Stock Index                     887        138       34,785       5,384


Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)


1996:
                                     Cost of     Proceeds          Shares
                                    Purchases    from Sales  Purchased    Sold
                                          (in thousands)

American Leaders Fund II             $   69          9        4,936         646
High Income Bond Fund II                 59         20        5,946       2,066
Prime Money Fund II                   1,354      1,208    1,353,623   1,207,685
MFS Research                            338         85       26,925       6,662
MFS Emerging Growth Series              425        103       32,224       7,759
MFS Total Return Series                  91         11        6,949         831
MFS Bond Series                          26          7        2,573         657
MFS World Governments Series             15          4        1,491         421
MFS Utilities Series                     83         32        6,138       2,344
ACI VP Capital Appreciation Portfolio   156         27       14,700       2,520
ACI VP International                     88         16       15,517       2,772

2.      Accumulation Unit Value

The unit values and the number of units outstanding for each subaccount follow.


        Century II Variable Universal Life:

                                        Unit Value        Number of Units

American Leaders Fund II                  $15.49              39,960
High Income Bond Fund II                   12.59              28,582
Prime Money Fund II                        10.77             129,968
MFS Research Series                        14.46              77,326
MFS Emerging Growth Series                 14.03              86,997
MFS Total Return Series                    13.63              33,428
MFS Bond Series                            11.07              10,935
MFS World Governments Series               10.16               3,392
MFS Utilities Series                       15.24              19,829
ACI VP Capital Appreciation                 9.40              22,893
ACI VP International                       13.34              26,447
Dreyfus Capital Appreciation Portfolio     11.00              21,282
Dreyfus Small Cap Portfolio                11.54              35,500
Dreyfus Stock Index Fund                   11.56              54,922


Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)


        Century II Survivorship Variable Universal Life:


                                         Unit Value           Number of
                                           as of              Units as of
                                  December 31   August 1      December 31
                                     1997        1997           1997

American Leaders Fund II              $10.71      10.00           109
High Income Bond Fund II               10.44      10.00            16
Prime Money Fund II                    10.15      10.00        35,724
MFS Research Series                    10.17      10.00           290
MFS Emerging Growth Series             10.23      10.00           219
MFS Total Return Series                10.60      10.00            56
MFS Bond Series                        10.49      10.00            35
MFS World Governments Series           10.12      10.00             -
MFS Utilities Series                   11.49      10.00            53
ACI VP Capital Appreciation Portfolio   9.06      10.00             -
ACI VP International                   10.04      10.00           111
Dreyfus Capital Appreciation Portfolio 10.40      10.00           236
Dreyfus Small Cap Portfolio            10.08      10.00           600
Dreyfus Stock Index Fund               10.65      10.00        11,495

3.      Variable Life Contract Charges

KCL deducts an administrative fee for each contract of $26 per month for the first 12 months and $6 per month thereafter. An additional deduction of $20 per month is made for the 12 contract months following an increase in specified amount. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, specified amount, supplemental benefit, rider benefits, contract value, and the number of completed policy years. Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9 percent of the asset value of each contract.



A premium expense charge for premium taxes of 2.25 percent of premium receipts are deducted from each premium receipt prior to their transfer to the separate accounts. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.



A contingent deferred sales charge is assessed against certain withdrawals during the first 15 years of the contract. During 1997, $130,000 (none - 1996) was assessed in surrender charges and other contract charges totaled $917,000 ($164,000 - 1996).



4.      Survivorship Variable Life Contract Charges



KCL deducts a monthly administrative fee for each contract of $7.50 plus $.02 per $1,000 of the total amount insured per month for all contracts. An additional fee of $12.50 per month is charged for the first five contract years. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value, and the number of completed policy years. Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to 0.625 percent of the average daily net assets of each contract.


Kansas City Life Insurance Company
Notes to Financial Statements (continued)


A sliding premium expense charge, which varies by contract year for the first 20 years, is deducted from each target and excess premium payment.

In addition, a 4.85 percent premium processing charge is deducted from each premium payment for all contract years. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

The plan has no contingent deferred sales charge. During 1997, other contract charges totaled $4,000.




Report of Independent Auditors

The Contract Owners of Kansas City Life Variable
Life Separate Account and The Board of Directors of Kansas City Life Insurance Company

We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (the Company) as of December 31, 1997, and the related statements of operations and changes in net assets for the year ended December 31, 1997 and the period from January 29, 1996 (inception) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain resonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Variable Life Separate Account at December 31, 1997, and the results of its operations and changes in its net assets for the year ended December 31, 1997 and the period from January 29, 1996 (inception) to December 31 1996, in conformity with generally accepted accounting principles.


/s/Ernst & Young LLP
Ernst & Young LLP

April 17, 1998




Supplement Dated May 1, 1998
to Prospectus Dated May 1, 1998
Kansas City Life Variable Life Separate Account
Variable Universal Life Contract
Maryland


For contracts sold in the state of Maryland, the prospectus is supplemented as follows:

The definitions for "No-Lapse Monthly Premium" and "No-Lapse Payment Period" are added to page 6 of the prospectus and are as follows:

No-Lapse Monthly Premium - An amount used to measure premium payments paid for purpose of determining whether the guarantee that your Contract will not lapse during the No-Lapse Payment Period is in effect.

No-Lapse Payment Period - The period of time during which we guarantee that your Contract will not lapse if the No Lapse Monthly Premiums are paid.

The following wording is added after the "Guaranteed Payment Period and Guaranteed Monthly Premium" section of the prospectus on page 19:

No-Lapse Monthly Premium and No-Lapse Payment Period - In addition to the Guaranteed Payment Period described above, there is a fifteen year No-Lapse Payment Period. A No-Lapse Payment Period is the period during which Kansas City Life guarantees that the Contract will not lapse if the amount of total premiums paid is greater than or equal to the sum of:(1) the accumulated No-Lapse Monthly Premiums in effect on each prior Monthly Anniversary Date, and (2) an amount equal to the sum of any partial surrenders taken and Indebtedness under the Contract. The No-Lapse Payment Periods are fifteen years following the Contract Date and fifteen years following the effective date of an increase in the Specified Amount. The No-Lapse Monthly Premium is shown in the Contract. The per $1,000 No Lapse Monthly Premium factors for the Specified Amount vary by risk class, issue age, and sex. Additional premiums for substandard ratings and supplemental and/or rider benefits are included in the No-Lapse Monthly Premium. However, upon a change to the Contract, Kansas City Life will recalculate the No-Lapse Monthly Premium and will notify you of the new No-Lapse Monthly Premium and amend your Contract to reflect the change.

The following paragraph is added to the "Premium Payments Upon Increase in Specified Amount" section on page 19 of the prospectus:

A new No-Lapse Payment Period begins on the effective date of an increase in Specified Amount. You will be notified of the new No-Lapse Monthly Premium for this period.

The "After the Guaranteed Payment Period" section on page 20 of the prospectus is deleted and replaced with the following:

After the Guaranteed Payment Period but during the No-Lapse Payment Period A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated premiums paid as of the Monthly Anniversary Date are less than required to guarantee the Contract will not lapse during the No-Lapse Payment Period.

After the No-Lapse Period - A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A premium sufficient to provide a Cash Surrender Value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

The following paragraph is added to the "Changes in Specified Amount" section on page 30 of the prospectus:

In addition, a new No-Lapse Payment Period will begin on the effective date of the increase and will continue for fifteen years. The Contract's No-Lapse Monthly Premium will be recalculated to reflect the increase. If a No-Lapse Payment Period is in effect, the Contract's No-Lapse Monthly Premium will also generally be increased. See "No-Lapse Monthly Premium and No-Lapse Payment Period" above.

The "Special Transfer Right" shown on page 21 of the prospectus is deleted and replaced with the following:

Right to Exchange - During the first 24 Contract Months following the Contract Date and during the first 24 Contract Months following the effective date of an increase to the Specified Amount, the Owner may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.



Supplement Dated May 1, 1998
to Prospectus Dated May 1, 1998
Kansas City Life Variable Life Separate Account
Variable Universal Life Contract
Connecticut

For contracts sold in the state of Connecticut, the provisions of the Variable Universal Life Contract, as described in the Variable Universal Life Prospectus, are changed to provide for the Right to Exchange provision. These changes are outlined below.

The Special Transfer Right shown on page 22 of the prospectus is deleted and replaced with the following:

     Right to Exchange - During the first 24 Contract Months following the Contract Date and during the first 24 Contract Months following the effective date of an increase to the Specified Amount, the Owner may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.




PART II


                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     The By-Laws of Kansas City Life  Insurance  Company  provide,  in part,  in
Article XII:

     1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

     Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                   REPRESENTATIONS RELATING TO FEES AND CHARGES

Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the contracts described in the post-effective amendment are, in the aggregrate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.
                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.
     The prospectus consisting of 77 pages. Undertaking to file reports.
     Rule 484 undertaking.
     Representations relating to fees and charges.
     The signatures.
     Written consents of the following persons:
      (a) C. John Malacarne, Esq.
      (b) Mark A. Milton, Vice President and Associate Actuary (c) Sutherland, Asbill & Brennan.
      (d) Independent Auditors.

     The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

1.A. (1) Resolutions of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account.*
     (2)  Not applicable.
     (3)  Distributing Contracts:
          (a) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc..**
          (b)       Not applicable.
          (c)       Schedule of Sales Commissions.
     (4)  Not applicable.
     (5)  (a)       Specimen Contract Form.*
          (b)       Disability Continuance of Insurance Rider.
          (c)       Accidental Death Rider.
          (d)       Option to Increase Specified Amount Rider.
          (e)       Spouse's Term Insurance Rider.
          (f)       Children's Term Insurance Rider.
          (g)       Other Insured Term Insurance Rider.
          (h)       Extra Protection Rider.
          (i)       Disability Premium Benefit Rider.
          (j)       Temporary Life Insurance Agreement.*
          (k)       Limited Aviation Rider.
          (l)       Unisex Contract Amendment.
     (6)  (a)       Articles of Incorporation of Bankers Life Association of
Kansas City.*
          (b) Restated Articles of Incorporation of Kansas City Life Insurance Company.*
          (c)       By-Laws of Kansas City Life Insurance Company.*
     (7)  Not applicable.
     (8)  (a)       Agreement between Kansas City Life Insurance Company, MFS
Variable Insurance Trust, and Massachusetts Financial Services Company.*
          (b) Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc. and Investors Research Corporation.*
          (c) Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp.*

          (d) Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and The Dreyfus Life and Annuity Index Fund, Inc.

     (9)  Not Applicable.
     (10) Application Form.*
     (11) Memorandum describing issuance, transfer, and redemption procedures.

B.   Not applicable.

C. Not applicable.

2. Opinion and consent of C. John Malacarne, Esq., as to the legality of the securities being registered.
3. Not applicable. 4. Not applicable. 5. Not applicable.
6. Opinion and consent of Mark A. Milton, Vice President and Associate Actuary, as to actuarial matters pertaining to the securities being registered.
7.   (a)  Consent of Ernst & Young LLP.
     (b)  Consent of Sutherland, Asbill & Brennan.
     (c)  Consent of C. John Malacarne.  See Exhibit 2.

----------------------
* Incorporated herein by reference to the Form S-6 Registration Statement (File No. 33-95354) for Kansas City Life Variable Life Separate Account filed on August 2, 1995.

**   Incorporated herein by reference to Pre-Effective Amendment No. 1 to the
Form N-4 Registration Statement (File No. 33-89984) for Kansas City Life Variable Annuity Separate Account filed on August 25, 1995.

*** Incorporated herein by reference to Pre-Effective Amendment No. 1. to the Form S-6 Registration Statement (File No. 33-95354) for Kansas City Variable Life Separate Account filed on December 19, 1995.

**** Incorporated herein by reference to the Form S-6 Registration Statement (File No. 33-95354) filing for Kansas City Life Variable Life Separate Account filed on April 18, 1997.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Kansas City Life Insurance Company certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri, on the 27h day of April, 1998

[SEAL]                                     Kansas City Life Insurance Company



Attest /s/ C. John Malacarne               By: /s/ R. Philip Bixby
C. John Malacarne                          R. Philip Bixby, President


Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 3 to the Registraton Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.


Signature                 Title                              Date


/s/ R. Philip Bixby       President, CEO and Director        April 27, 1998
R.  Philip Bixby



/s/ Richard L. Finn       Senior Vice President, Finance     April 27, 1998
Richard L. Finn           Director
                          (Principal Financial Officer)

/s/ John K. Koetting      Vice President and Controller      April 27, 1998
John K. Koetting          (Principal Accounting Officer)

/s/ J. R. Bixby           Chairman of the Board and          April 27, 1998
J.R.  Bixby               Director


/s/ W. E. Bixby           Vice Chairman of the Board         April 27, 1998
W. E. Bixby               and Director


/s/ W. E. Bixby III       Director                           April 27, 1998
W. E. Bixby III

/s/Daryl D. Jensen        Director                           April 27, 1998
Daryl D.  Jensen

/s/ Francis P. Lemery     Director                           April 27, 1998
Francis P.  Lemery

/s/ C. John Malacarne     Director                           April 27, 1998
C.  John Malacarne

/s/ Jack D. Hayes         Director                           April 27, 1998
Jack D.  Hayes

/s/ Webb R. Gilmore       Director                           April 27, 1998
Webb R.  Gilmore

/s/ Warren J. Hunzicker, M.D.  Director                      April 27, 1998
Warren J.  Hunzicker, M.D.


/s/ Michael J. Ross       Director                           April 27, 1998
Michael J.  Ross


/s/ Elizabeth T. Solberg  Director                           April 27, 1998
Elizabeth T. Solberg

/s/ E. Larry Winn, Jr.    Director                           April 27, 1998
E. Larry Winn, Jr.

/s/ Nancy Bixby Hudson    Director                           April 27, 1998
Nancy Bixby Hudson


                              Exhibit Index List
1.A.(5)(a)Extended Maturity Rider

1.A.(11)  Memorandum describing issuance, transfer and redemption procedures
2. Opinion and consent of C. John Malacarne as to the legality of the securities being registered
6. Opinion and consent of Mark A. Milton, Vice President and Associate Actuary, as to actuarial matters pertaining to the securities being registered
7.(a)     Consent of Ernst & Young LLP
7.(b)     Consent of Sutherland, Asbill & Brennan
8.        Undertaking




Exhibit 1.A.(5)(a)

Extended Maturity Rider

General Provisions

This Rider is part of your contract. It starts on the date it is added to your contract. It must be read with all contract provisions.

Your contract contains a maturity date. We refer to this date as the "original maturity date."

Benefit

This rider gives you the option to defer the maturity date by a period of 20 years from the original maturity date. To exercise this option, you must give Kansas City Life Insurance Company written notice of your intention to defer the maturity date. This notice must be given during the three year period prior to the original maturity date. No premium may be paid after the original maturity date. The death proceeds payable after the original maturity date will be equal to the contract value minus any unpaid loan balance and unpaid interest. However, the death proceeds will never be less than the amount necessary to remain qualified as a life insurance contract under the then current Internal Revenue Code or interpretations. We reserve the right to charge for any net amount at risk necessary to achieve such qualification.

Contract Values
All contract values after the original maturity date will be calculated as described in your contract.

Any benefit rider, including any term insurance rider or premium waiver rider, attached to your contract will be discontinued after the original maturity date.

Termination
This rider will end on the earlier of your written request, or on the date the contract terminates.


Signed for Kansas City Life Insurance Company, a stock company, at its Home Office, 3520 Broadway, PO Box 419139, Kansas City, MO 64141-6139.

          /s/ C. J. Malacarne                /s/W. E. Bixby
               Secretary                         President






March 1998

DESCRIPTION OF ISSUANCE,

TRANSFER AND REDEMPTION PROCEDURES FOR CONTRACTS

PURSUANT TO RULE 6e-3(T)(b)(12)(iii)

FOR FLEXIBLE PREMIUM LIFE INSURANCE CONTRACTS

ISSUED BY

KANSAS CITY LIFE INSURANCE COMPANY

This document sets forth the current administrative procedures that will be followed by Kansas City Life Insurance Company ("Kansas City Life") in connection with its issuance of individual flexible premium variable life insurance contracts (the "Contracts"), the transfer of assets held thereunder, and the redemption by Contract owners (the "Owners") of their interests in those Contracts. Capitalized terms used herein have the same meaning as in the prospectus for the Contract that is included in the current registration statement on Form S-6 for the Contract as filed with the Securities and Exchange Commission ("Commission" or "SEC").

I. Procedures Relating to Purchase and Issuance of the Contracts and Acceptance of Premiums

A. Offer of the Contracts, Applications, Initial Net Premiums, and Issuance of the Contracts

1. Offer of the Contracts. The Contracts will be offered and sold for premiums pursuant to established premium schedules and underwriting standards in accordance with state insurance laws.
Premiums for the Contracts and related insurance charges will not be the same for all Owners selecting the same Specified
Amount. Insurance is based on the principle of pooling and distribution of mortality risks, which assumes that each Owner pays a premium and related insurance charges commensurate with the Insured's mortality risk as actuarially determined utilizing factors such as age, sex, level of specified amount, health and occupation. A uniform premium and insurance charges for all Insureds would discriminate unfairly in favor of those Insureds representing greater risk. Although there will be no uniform insurance charges for all Insureds, there will be a uniform insurance rate for all Insureds of the same risk class and same band for cost of insurance rates. A description of the Monthly Deduction under the Contract, which includes charges for cost of insurance and for supplemental benefits, is in Appendix A to this memorandum.

2. Application. To purchase a Contract, the Owner must complete an application and submit it through an authorized Kansas City Life agent. An application will not be deemed to be complete unless all required information, including without limitation age, sex, and medical and other background information, has been provided in the application.

If the applicant is eligible for temporary insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application. The TIA provides temporary insurance coverage prior to the date when all underwriting and other requirements have been met and the application has been approved, with certain limitations, as long as an initial premium payment accompanies the TIA. In accordance with Kansas City Life's underwriting rules, temporary life insurance coverage may not exceed $250,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and the initial premium will be returned to the applicant.


3. Payment of Minimum Initial Premium and Determination of Contract Date. With the TIA, the applicant must pay an initial premium payment at the time of application that is at least equal to two Guaranteed Monthly Premiums (one Guaranteed Monthly Premium is required for Contracts when premium payments will be made under a pre-authorized payment arrangement). The minimum initial premium payment required depends on a number of factors, such as the age, sex and risk class of the proposed Insured, the Initial Specified Amount, any supplemental and/or rider benefits and the Planned Periodic Premium payments the Owner proposes to make. (See "Planned Periodic Premiums," below.)


In general, policies that are submitted with the required premium payment (and the premium payment is submitted in "good order") will have a Contract Date which will be the date of the TIA. However, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the date will be set t the 1st of the next following month. For Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to two days, unless the approval is the 27th, 28th or 29th of the month in which case then the Contract Date would be the first of the next month. There are several exceptions to these rules based on the type of billing, whether the contract involves a conversion and/or whether the specified amount exceeds $250,000.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB) -- Premium with Application If PAC or CB is requested and the initial premium is taken with the application, the Contract Date will be the later of the TIA date or the first of the month of approval. Combined Billing is a billing where more than one Kansas City Life contract is billed together.

Combined Billing (CB)--No Premium With Application
If CB is requested and the initial premium is not taken with the application, the Contract Date will be the earlier of the 1st month after the Contract is approved or the date the initial premium is received. However, if approval occurs on the 1st, 2nd, 3rd, 4th or 5th of the month the Contract Date will be the first of the same month that the Contract is approved. In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the date will be set to the 1st of the following month.

Government Allotment (GA) and Federal Allotment (FA)
If GA or FA is requested on the application and an initial premium is taken with the application, the Contract Date will be the 1st of the month of approval. If GA or FA is requested and no initial premium is received the Contract Date will be the first of the month for which a full monthly allotment is received.

Conversions
If a Kansas City Life term insurance product is converted to a new Contract the Contract Date will be the date that the previous contract was paid to. If there is more than one term policy being converted, the Contract Date will be determined by the contract with the earliest date that premiums were paid to.

Specified Amount Exceeds $250,000
If the specified amount requested exceeds $250,000 and an initial premium is taken with the application, the Contract Date will be the later of the TIA date or the 1st of the month of approval.

Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

An initial premium will not be accepted from applicants that are not eligible for TIA coverage. Coverage under the Contract begins on the Contract Date, and Kansas City Life will deduct Contract charges as of the Contract Date.

The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance age. In no case may the Contract Date be more than six months prior to the date the application was completed. Monthly Deductions will be charged from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when all underwriting and other requirements have been met and the application has been approved. (For a discussion of underwriting requirements, see "Underwriting Requirements" below). Kansas City Life will deduct contract charges as of the Contract Date.

4. Underwriting Requirements. Kansas City Life requires satisfactory evidence of the proposed Insured's insurability, which may include a medical examination of the proposed Insured. The available issue ages are 0 through 80 on a standard nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis. Age is determined on the Insured's age last birthday on the Contract Date. The minimum Specified Amount is $100,000 for issue ages 0 through
49. The minimum Specified Amount is $50,000 for issue ages 50 through 80. Acceptance of an application depends on Kansas City Life's underwriting rules, and Kansas City Life reserves the right to reject an application.

5. Determination of Owner of the Contract. The Owner of the Contract may exercise all rights provided under the Contract. The Insured is the Owner, unless a different Owner is named in the application. The Owner may by Written Notice name a contingent Owner or a new Owner while the Insured is living. Unless a contingent Owner has been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last surviving Owner, who will become the Owner if the Owner dies. The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to Kansas City Life.

B.      Payment and Acceptance of Additional Premiums

1. Generally. Additional unscheduled premium payments can be made at any time while the Contract is in force. Kansas City Life has the right to limit the number and amount of such premium payments and to require satisfactory evidence of insurability prior to accepting unscheduled premiums. A loan repayment must be clearly marked as such or it will be credited as a premium. No premium payment will be accepted after the Maturity Date.

2. Procedures for Accepting Additional Premium Payments. Premium payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

Total premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. Kansas City Life will monitor Contracts and will notify the Owner if a premium payment exceeds this limit and will cause the Contract to violate the definition of insurance. The Owner may choose to take a refund of the portion of the premium payment that is determined to be in excess of applicable limitations, or the Owner may submit an application to modify the Contract so it continues to qualify as a contract for life insurance. Modifying the Contract may require evidence of insurability. (See "Underwriting Requirements" above.) Kansas City Life will monitor Contracts and will attempt to notify the Owner on a timely basis if premiums paid under a Contract exceed the "7-Pay Test" as set forth in the Internal Revenue Code and, therefore, the Contract is in jeopardy of becoming a modified endowment contract.

3. Planned Periodic Premiums. When applying for a Contract, the Owner selects a plan for paying level premium payments at specified intervals, e.g., quarterly, semi-annually or annually. If the Owner elects, Kansas City Life will also arrange for payment of Planned Periodic Premiums on a special monthly, quarterly, semi-annual or annual basis under a pre-authorized payment arrangement. The Owner is not required to pay premium payments in accordance with these plans; rather, the Owner can pay more or less than planned or skip a Planned Periodic Premium entirely. Each premium after the initial premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described above, the Owner can change the amount and frequency of Planned Periodic Premiums by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a premium payment or the total premium payments paid, as discussed above.

4. Guaranteed Payment Period and Guaranteed Monthly Premium. A Guaranteed Payment Period is the period during which Kansas City Life guarantees that the Contract will not lapse if the amount of total premiums paid is greater than or equal to the sum of: (1) the accumulated Guaranteed Monthly Premiums in effect on each prior Monthly Anniversary Day, and (2) an amount equal to the sum of any partial surrenders taken and Indebtedness under the Contract. The Guaranteed Payment Periods are five years following the Contract Date and five years following the effective date of an increase in the Specified Amount.

The Guaranteed Monthly Premium is shown in the Contract. The per $1,000 Guaranteed Monthly Premium factors for the Specified Amount vary by risk class, issue age, and sex. Additional premiums for substandard ratings and supplemental and/or rider benefits are included in the Guaranteed Monthly Premium. However, upon a change to the Contract, Kansas City Life will recalculate the Guaranteed Monthly Premium and will notify the Owner of the new Guaranteed Monthly Premium and amend the Owner's Contract to reflect the change.

5. Premium Payments Upon Increase in Specified Amount. A new Guaranteed Payment Period begins on the effective date of an increase in Specified Amount. The Owner will be notified of the new Guaranteed Monthly Premium for this period. Depending on the Contract Value at the time of an increase in the Specified Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of Planned Periodic Premiums may be advisable.

6. Premium Payments to Prevent Lapse. Failure to pay Planned Periodic Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Periodic Premiums will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

a. During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period. The premium required to keep the Contract in force will be an amount equal to the lesser of: (1) the amount to guarantee the
Contract will not lapse during the Guaranteed Payment Period less the accumulated premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

b. After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

7. Grace Period. The grace period is a 61-day period to make a premium payment sufficient to prevent lapse. Kansas City Life will send notice of the amount required to be paid during the grace period to the Owner's last known address and the address of any assignee of record. The grace period will begin when the notice is sent. The Owner's Contract will remain in force during the grace period. If the Insured should die during the grace period, the Death Benefit proceeds will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death (and for any Indebtedness). If the grace period premium payment has not been paid before the grace period ends, the Owner's Contract will lapse. It will have no value and no benefits will be payable.

A grace period also may begin if Indebtedness becomes excessive.

C.  Allocation  and  Crediting  of Initial and  Additional  Premiums   1. The
Separate Account, Subaccounts, and Fixed Account. The variable benefits under the Contracts are supported by the Kansas City Life Variable Life Separate Account (the "Variable Account"). The Variable Account currently consists of fourteen Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund Portfolio that is part of one of the following Funds: MFS Variable Insurance Trust ("MFS Trust"), American Century Variable Portfolios Inc. ("American Century Variable Portfolios), Federated Insurance Series, Dreyfus Variable Investment Fund and Dreyfus Stock Index Fund. Each Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. Owners also may allocate Contract Value to Kansas City Life's general account (the "Fixed Account"). Additional Subaccounts may be added from time to time to invest in portfolios of MFS Trust, American Century Variable Portfolios, Federated Insurance Series, Dreyfus Variable Investment
Fund and  Dreyfus  Stock  Index Fund or any other  investment  company.   2.
Allocations Among the Accounts. Net Premiums and Contract Value are allocated to the Subaccounts and the Fixed Account in accordance with the following procedures.


a. General. In the Contract application, the Owner specifies the percentage of a Net Premium to be allocated to each Subaccount and to the Fixed Account. The sum of the allocations must equal 100%, and Kansas City Life reserves the right to limit the number of Subaccounts to which premiums may be allocated. The Owner can change the allocation percentages at any time, subject to these rules, by sending Written Notice to the Home Office. Changes in allocation may also be made by telephone if a proper authorization has been provided. The change will apply to premium payments received with or after receipt of that Written Notice.


b. Allocation of Initial Premium. On the Allocation Date, the initial Net Premium will be allocated to the Money Market Subaccount. The Allocation Date is the later of the date when all underwriting and other requirements have been met and an application has been approved, or the date the initial premium is received in good order at the Home Office. Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required. If any additional premiums are received in good order before the Reallocation Date (as defined below), the corresponding Net Premiums also will be allocated to the Money Market Subaccount.

The "free-look" period under the Contract is assumed to end on the Reallocation Date, and on that date, Contract Value in the Money Market Subaccount will be allocated to the Subaccounts and to the Fixed Account based on the Net Premium allocation percentages specified in the application. The Reallocation Date is 30 days after the Allocation Date.

c. Allocation of Additional Premiums. Premiums received on or after the Reallocation Date will be credited to the Contract and the Net Premiums will be invested as requested on the Valuation Day they are received at Kansas City Life's Home Office, except if additional underwriting is required. Premium payments requiring additional underwriting will not be credited to the Contract until underwriting has been completed and the premium payment has been accepted. (See "Underwriting Requirements" above). If the additional premium payment is rejected, Kansas City Life will return the premium payment immediately, without any adjustment for investment experience.

II.     Transfers Among Accounts

        A.      Transfer Privilege

1. General. After the Reallocation Date and prior to the Maturity Date, the Owner may transfer all or part of an amount in the Subaccount(s) to another Subaccount(s) or to the Fixed Account, or transfer a part of an amount in the Fixed Account to the Subaccount(s), subject to the restrictions described below. Kansas City Life will make the transfer on the date that it receives Written Notice requesting such transfer.

2. General Restrictions on Transfer Privilege. The minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account. A transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 will be treated as a transfer request for the entire amount in that Subaccount or the Fixed Account.

There is no limit on the number of transfers that can be made among Subaccounts or to the Fixed Account. However, only one transfer may be made from the Fixed Account each Contract Year. (For a description of those restrictions, see "Restrictions on Transfers from Fixed Account," below.) The first six transfers during each Contract Year are free. Any unused free transfers do not carry over to the next Contract Year. Kansas City Life will assess a $25 Transfer Processing Fee for the seventh and each subsequent transfer during a Contract Year. For the purpose of assessing the fee, each Written Request (or telephone request described below) is considered to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by the transfer. The processing fee will be deducted from the amount being transferred or from the remaining Contract Value, according to the Owner's instructions.

3. Restrictions on Transfers from Fixed Account. One transfer each Contract Year is allowed from the Fixed Account to any or all of the Subaccounts. The amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer, unless the balance after the transfer is less than $250, in which case Kansas City Life will transfer the entire amount.
 B. Telephone Transfer, Premium Allocation Changes and Loan Privileges

1. Election of the Program. Transfers, changes in premium allocation and loan requests will be based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization has been provided to Kansas City Life. Kansas City Life reserves the right to suspend telephone transfer, premium allocation and/or loan privileges at any time, for any reason, if it deems such suspension to be in the
best interests of Contract  Owners.   2. Procedures  Employed to Confirm
Genuineness of Telephone Transfer, Premium Allocation Changes and Loan Privileges Instructions. Kansas City Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Kansas City Life follows those procedures it will not be liable for any losses due to unauthorized or fraudulent instructions. Kansas City Life may be liable for such losses if it does not follow those reasonable procedures. The procedures Kansas City Life will follow for telephone transfers, premium allocation changes and loans include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.
 C. Dollar Cost Averaging Plan

1. General. The Dollar Cost Averaging Plan, if elected, enables the Owner to transfer systematically and automatically, on a monthly basis for a period of 3 to 36 months, specified dollar amounts from the Money Market Subaccount to other Subaccounts. At least $250 must be transferred from the Money Market Subaccount each month. The required amounts may be allocated to the Money Market Subaccount through initial or subsequent premium payments or by transferring amounts into the Money Market Subaccount from the other Subaccounts or from the Fixed Account (which may be subject to certain restrictions).

2. Election and Operation of the Program. The Owner may elect this plan at the time of application by completing the authorization on the application or at any time after the Contract is issued by properly completing the election form and returning it to Kansas City Life. The election form allows the Owner to specify the number of months for the Dollar Cost Averaging Plan to be in effect. Dollar cost averaging transfers will commence on the next Monthly Anniversary Day on or next following the Reallocation Date or the date The Owner requests. Dollar cost averaging will terminate at the completion of the designated number of months or the day Kansas City Life receives Written Notice instructing Kansas City Life to cancel the Dollar Cost Averaging Plan. Transfers made from the Money Market Subaccount for the Dollar Cost Averaging Plan will not count toward the six transfers permitted each Contract Year without imposing the Transfer Processing Fee.

D.      Portfolio Rebalancing Plan

1. General. The Owner may elect to have the accumulated balance of each Subaccount redistributed to equal a specified percentage of the Variable Account Value. This will be done on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan commences.

2. Election and Operation of the Plan. If elected, this plan automatically adjusts the Owner's Portfolio mix to be consistent with the allocation most recently requested. The redistribution will not count toward the six transfers permitted each Contract Year without imposing the Transfer Processing Fee. If the Dollar Cost Averaging Plan has been elected and has not been completed, the Portfolio Rebalancing Plan will commence on the Monthly Anniversary Day following the termination of the Dollar Cost Averaging Plan. If the Contract Value is negative at the time portfolio rebalancing is scheduled, the
redistribution will not be completed.   III. "Redemption"  Procedures:  Full
and Partial Surrenders, Maturity Benefit,
        Death Benefits, and Loans

A.      "Free-Look" Period

The Owner may cancel the Contract for a refund during the "free-look" period. This period expires 10 days after the Owner receives the Contract, 45 days after the application for the Contract is signed, or 10 days after Kansas City Life mails or delivers a Notice of Withdrawal Right (described below), whichever is latest. If the Owner decides to cancel the Contract, the Owner must return it by mail or other delivery method to the Home Office or to the authorized Kansas City Life agent who sold it. Immediately after mailing or delivery, the Contract will be deemed void from the beginning. Within seven calendar days after Kansas City Life receives the returned Contract, Kansas City Life will refund premiums paid. In some states we may be required to refund the greater of Contract Value and premiums paid.

In addition, the Owner may cancel an increase in Specified Amount that the Owner has requested within 10 days after the Owner receives the adjusted Contract, within 45 days after the date the application for the increased coverage is signed, or within 10 days after Kansas City Life mails the Notice of Withdrawal Right for the Specified Amount increase, whichever is latest. The Specified Amount increase will be canceled from its beginning and any charges attributable to the increase will be returned to Contract Value.

B.      Notice of Withdrawal Right Required by Rule 6e-3(T)(b)(13)(viii)

Upon issuance of a Contract, Kansas City Life will send by first class mail or personal delivery to the Contract Owner a written document containing (i) a notice of the right to return the Contract to Kansas City Life or to one of its authorized agents before the latest of: (a) 10 days after the Owner receives the Contract; (b) 45 days after the application for the Contract is signed; and (c) 10 days after Kansas City Life mails or delivers such notice of the right to return the Contract to the Owner; (ii) a statement of Contract fees and other charges and an illustration of guideline annual premiums, death benefits, and cash surrender values applicable to the age, sex, and risk class of the Insured; and (iii) a form of request for refund of gross premiums paid on the Contract setting forth (a) instructions as to the manner in which a refund may be obtained, including the address to which the request form should be mailed; and
(b) spaces necessary to indicate the date of such request, the Contract number, and the signature of the Contract Owner.

C.      Surrendering the Contract for Cash Surrender Value

The Owner may surrender the Contract at any time for its Cash Surrender Value by submitting a written request to the Home Office. Kansas City Life may require return of the Contract. A Surrender Charge may apply. A surrender request will be processed as of the date the Owner's written request and all required documents are received. Payment will generally be made within seven calendar days. The Cash Surrender Value may be taken in one lump sum or it may be applied to a payment option. The Owner's Contract will terminate and cease to be in force if it is surrendered for one lump sum. It cannot later be reinstated.

D.      Partial Surrenders

1. General. The Owner may make partial surrenders under the contract at any time, subject to the conditions below. The Owner must submit a Written Request to the Home Office. Each partial surrender must be at least $500. The partial surrender amount may not exceed the Cash Surrender Value, less $300. A Partial Surrender Fee will be assessed on a partial surrender. This charge will be deducted from the Owner's Contract Value along with the amount requested to be surrendered and will be considered part of the surrender (together, "partial surrender amount"). As of the date Kansas City Life receives a Written Request for a partial surrender, the Contract Value will be reduced by the partial surrender amount.

2. Allocation of Partial Surrender Among the Accounts. When the Owner requests a partial surrender, the Owner can direct how the partial surrender amount will be deducted from Contract Value in the Subaccounts and Fixed Account. If the Owner provides no directions, the partial surrender amount will be deducted from Contract Value in the Subaccounts and Fixed Account on a pro-rata basis.

3. Effect of Partial Surrender on Death Benefit. If Coverage Option A is in effect, Kansas City Life will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess, if any, of the Death Benefit over the Specified Amount at the time the partial surrender is made. If the partial surrender amount is less than the excess of the Death Benefit over the Specified Amount, the Specified Amount will not be reduced. Kansas City Life reserves the right to reject a partial surrender request if the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under Kansas City Life's then-current rules, or if the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Kansas City Life.

4. Date Partial Surrender Requests Are Processed. Partial surrender requests will be processed as of the date the Owner's written request is received in good order, and generally will be paid within seven calendar days. A written request for a partial surrender will be deemed to be good order when, among other things, all required supporting documentation has been received.

E.      Surrender Charge

During the first fifteen Contact Years, a Surrender Charge will be deducted from the Contract Value if the Contract is completely surrendered or lapses or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount). The Surrender Charge is the sum of two parts, the Deferred Sales Load and the Deferred Administrative Expense. The total Surrender Charge will not exceed the maximum Surrender Charge set forth in the Contract. An additional Surrender Charge and Surrender Charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.

Any Surrender Charge deducted upon lapse is credited back to the Contract Value upon reinstatement. The Surrender Charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the Surrender Charge on any date after reinstatement, the period the Contract was lapsed will not count.

1. Deferred Sales Load. The Deferred Sales Load is 30% of actual premiums paid up to a maximum premium amount shown in the Contract. The maximum premium amount shown in the Contract is based on the issue Age, sex, Specified Amount, and smoking class applicable to the Insured. If the Owner increases the Contract's Specified Amount, a separate Deferred Sales Load will apply to the Specified Amount increase, based on the Insured's Age, sex, and smoking class at the time of the increase.

The Deferred Sales Load in the first nine years of the Surrender Charge period is 30% of actual premiums paid up to the maximum premium amount shown in the Contract. After the ninth year of the Surrender Charge Period, the Deferred Sales Load declines until it reaches 0% in the fifteenth year of the Surrender Charge period.

Notwithstanding the sales load applicable during a Surrender Charge period, the Deferred Sales Load that applies during the first two years of a Surrender Charge period may not exceed 30% of premiums paid up to the first "SEC guideline annual premium," 10% of premiums paid in excess of the first guideline annual premium and up to the second SEC guideline annual premium, and 9% of premium payments paid in excess of two guideline annual premiums. An "SEC guideline annual premium" is a hypothetical level amount that would be payable to the Maturity Date for the benefits provided under the Contract, assuming cost of insurance rates based on the 1980 Commissioners Standard Ordinary Mortality Tables, net investment earnings under the Contract at an effective annual rate of 5%, and sales and other charges imposed under the Contract.

The Deferred Sales Load is calculated separately for the Initial Specified Amount and any increase in Specified Amount. Net Premiums paid after each increase will be allocated to the initial Specified Amount and each increase made. Net Premiums are allocated based upon the proportion that the SEC guideline annual premium for the Initial Specified Amount and each increase bears to the total SEC guideline annual premium for the Contract.

2. Deferred Administrative Expense. The Table below shows the Deferred Administrative Expense deducted if the Owner surrenders, lapses, reduces the Specified Amount, or takes a partial surrender during the first fifteen Contract Years or during the fifteen years following an increase in Specified Amount. The Deferred Administrative Expense is an amount per $1,000 of Specified Amount and will grade down to zero at the end of fifteen years.

Table of Deferred Administrative Expenses per $1,000 of Specified Amount
                  End of Year*            Deferred Administrative Expense
                        1-5                     5.00
                        6                       4.50
                        7                       4.00
                        8                       3.50
                        9                       3.00
                        10                      2.50
                        11                      2.00
                        12                      1.50
                        13                      1.00
                        14                      0.50
                        15                      0.00

                * End of year means number of completed Contract years or number of completed years following an increase in Specified Amount.

                After the fifth year, the Deferred Administrative Expense between years will be pro-rated monthly. The charge for the first five years will be level.

F.      Partial Surrender Fee
Kansas City Life will deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. This charge will be deducted from the Contract Value in addition to the amount requested to be surrendered and will be considered to be part of the partial surrender amount.

G.      Redemptions for Monthly Deduction

On the Allocation Date, Kansas City Life will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that have occurred prior to the Allocation Date. (The Monthly Deduction is described in Appendix A.) Subsequent Monthly Deductions will be made as of each Monthly Anniversary Day thereafter. The Owner's Contract Date is the date used to determine the Owner's Monthly Anniversary Day. The Monthly Deduction consists of (1) cost of insurance charges, (2) administration fees, and (3) any charges for supplemental and/or rider benefits. The Monthly Deduction is deducted from the Variable Accounts and Fixed Account pro rata on the basis of the portion of Contract Value in each account on the Monthly Anniversary Day.

H.      Death Benefits

As long as the Contract remains in force, Kansas City Life will pay the Death Benefit proceeds upon receipt at the Home Office of proof of the Insured's death that Kansas City Life deems satisfactory. Kansas City Life may require return of the Contract. The Death Benefit will be paid in a lump sum generally within seven calendar days of receipt of satisfactory proof or, if elected, under a
payment  option.  The Death Benefit will be paid to the  Beneficiary.   Under
certain circumstances and in accordance with established administrative procedures, we will pay death benefit proceeds through Kansas City Life's Personal Growth Account, an interest bearing account. Proceeds paid through the Personal Growth Account are placed in our general account. Check-writing privileges are provided in the Personal Growth Account under which the bank that pays the check will be reimbursed by Kansas City Life out of the proceeds held in our general account. The Personal Growth Account is not a bank account and is not insured nor guaranteed by the FDIC or any other government agency. A Contract Owner or beneficiary (whichever applicable) will have immediate access to the proceeds by writing a check on the account. We pay interest from the date
of death to the date the Personal  Growth  Account is closed.   1. Amount of
Death Benefit Proceeds. The Death Benefit proceeds are equal to the sum of the Death Benefit under the Coverage Option selected calculated on the date of the Insured's death, plus any supplemental and/or rider benefits, minus any Indebtedness on that date and, if the date of death occurred during a grace period, minus any past due Monthly Deductions. Under certain circumstances, including without limitation when the age or sex of the Insured has been misstated or when the Insured dies by suicide within two years of the Contract Date or within two years after the effective date of any increase in the Specified Amount, the amount of the Death Benefit may be further adjusted.

If part or all of the Death Benefit is paid in one sum, Kansas City Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

2. Coverage Options. The Contract Owner may choose one of two Coverage Options, which will be used to determine the Death Benefit. Under Option A, the Death Benefit is the greater of the Specified Amount or the Applicable Percentage (as described below) of Contract Value on the date of the Insured's death. Under Option B, the Death Benefit is the greater of the Specified Amount plus the Contract Value on the date of death, or the Applicable Percentage of the Contract Value on the date of the Insured's death.

If investment performance is favorable, the amount of the Death Benefit may increase. However, under Option A, the Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all. Under Option B, the Death Benefit will vary directly with the investment performance of the Contract Value.

The "Applicable Percentage" is 250% when the Insured has attained Age 40 or less, and decreases each year thereafter to 100% when the Insured has attained Age 95.

3. Initial Specified Amount and Coverage Option. The Initial Specified Amount is set at the time the Contract is issued. The Owner may change the Specified Amount from time to time, as discussed below. The Owner selects the Coverage Option when the Owner applies for the Contract. The Owner also may change the
Coverage  Option,  as discussed  below.   4. Changes in Coverage  Option.  We
reserve the right to require that the Contract be in force for one Contract Year before any change in Coverage Option and that no more than one change in Coverage Option be made in any 12-month period. On or after the first Contract Anniversary, the Owner may change the Coverage Option on the Contract subject to the following rules. After the Coverage Option has been changed, it cannot be changed again for the next twelve Contract Months. After any change, the Specified Amount must be at least $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Kansas City Life receives and accepts the request. Kansas City Life may require satisfactory evidence of insurability. (See "Underwriting Requirements," above.) When a change from Option A to Option B is made, the Specified Amount after the change is effective will be equal to the Specified Amount before the change. The Death Benefit will increase by the Contract Value on the effective date of the change. When a change from Option B to Option A is made, the Specified Amount after the change will be equal to the Specified Amount before the change is effected plus the Contract Value on the effective date of the change. 5. Ability to Adjust Specified Amount. We reserve the right to require that the Contract be in force for one Contract Year before a change in Specified Amount and we reserve the right to only allow one change in Specified Amount every twelve Contract months. If a change in the Specified Amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify the Contract as a life insurance contract, Kansas City Life will refund, after the next Monthly Anniversary, to the Owner the amount of such excess above the
premium  limitations.    Kansas  City Life  reserves  the right to decline a
requested decrease in the Specified Amount if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract, or if to effect the requested decrease, payments to the Owner would have to be made from the Contract Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Cash Surrender Value under the Contract.

The Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at issue Ages 0-49 and $50,000 for Contracts that were issued at issue Ages 50-80. A decrease in Specified Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

Any increase in the Specified Amount must be at least $25,000 and an application must be submitted. Kansas City Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's attained Age must be less than the current maximum issue Age for the Contracts, as determined by Kansas City Life from time to time.

The increase in Specified Amount will become effective on the Monthly Anniversary Day on or next following the date the request for the increase is received and approved. A new Guaranteed Payment Period will begin on the effective date of the increase and will continue for five years. The Contract's Guaranteed Monthly Premium will be recalculated to reflect the increase. If a Guaranteed Payment Period is in effect, the Contract's Guaranteed Monthly Premium amount will also generally be increased.

An increase in Specified Amount may be cancelled by the Owner in accordance with the Contract's "free look" provisions. In such case, the amount refunded will be limited to those charges that are attributable to the increase.

A new Surrender Charge and Surrender Charge period will apply to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase. After an increase, Kansas City Life will, for purposes of calculating Surrender Charges, attribute a portion of each premium payment the Owner makes to the Specified Amount increase, even if the Owner does not increase the amount or frequency of the Owner's premiums. Kansas City Life will calculate the portion of the premium that is attributable to the Specified Amount increase in accordance with SEC regulations.

For purposes of calculating Surrender Charges and cost of insurance charges, any Specified Amount decrease will be used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Specified Amount increases have been reduced, it will be used to reduce the Initial Specified Amount.

I.      Loans
1. When Loans are Permitted. Prior to the death of the Insured, the Owner may borrow against the Contract at any time by submitting a written request to the Home Office, provided that the Cash Surrender Value of the Contract is greater than zero. The maximum loan amount is equal to the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. Contract loans will be processed as of the date the Owner's written request is received and approved. Loan proceeds generally will be sent to the Owner within seven calendar days.

2. Interest. Kansas City Life will charge interest on any Indebtedness at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Indebtedness.

3. Loan Collateral. When a Contract loan is made, an amount sufficient to secure the loan is transferred out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. Thus, a loan will have no immediate effect on the Contract Value, but the Cash Surrender Value will be reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Variable Accounts and/or Fixed Account from which collateral will be transferred. If no allocation is specified, collateral will be transferred from each Subaccount and from the unloaned value in the Fixed Account in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date that the loan is made. An amount of Cash Surrender Value equal to any due and unpaid loan interest will also be transferred to the Loan Account on each Contract Anniversary. Due and unpaid interest will be transferred from each Subaccount and the unloaned value in the Fixed Account in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

The Loan Account will be credited with interest at an effective annual rate of not less than 4%. Interest earned on the Loan Account will be added to the Fixed
Account.   4. Preferred Loan Provision.  Beginning in the eleventh  Contract
Year, a preferred loan may be made. The maximum amount available for a preferred loan is the Contract Value less premiums paid and may not exceed the maximum loan amount. The amount in the Loan Account securing the preferred loan will be credited with interest at an effective annual rate of 6.0%. The preferred loan provision is not guaranteed.


5. Loan Repayment;. The Owner may repay all or part of the Owner's Indebtedness at any time while the Insured is living and the Contract is in force. Each loan repayment must be at least $10.00. Loan repayments must be sent to the Home Office and will be credited as of the date received. A loan repayment must be clearly marked as "loan repayment" or it will be credited as a premium. When a loan repayment is made, Contract Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Unless specified otherwise by the Owner, loan repayment amounts will be transferred to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.


6. Reduction in Death Benefit. If the Death Benefit becomes payable while a loan is outstanding, the Indebtedness will be deducted in calculating the Death Benefit proceeds.

7. Default. If the Loan Account Value exceeds the Contract Value less any applicable Surrender Charge on any Valuation Day, the Contract will be in default. The Owner, and any assignee of record, will be sent notice of the default. The Owner will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under the Contract. The notice will specify the amount that must be repaid to prevent termination.

J.      Payment Options

The Contract offers a variety of ways of receiving proceeds payable under the Contract, such as on surrender, death or maturity, other than in a lump sum. These payment options are summarized below. The Owner may apply proceeds of $2,000 or more which are payable under this Contract to any of the following options:

1. Option 1 - Interest Payments. Kansas City Life will make interest payments to the payee annually or monthly as elected. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest paid annually. The proceeds and any unpaid interest may be withdrawn in full at any time.

2. Option 2 - Installments of a Specified Amount. Kansas City Life will make annual or monthly payments until the proceeds plus interest are fully paid. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest. The present value of any unpaid installments may be withdrawn at any time.

3. Option 3 - Installments For a Specified Period. Payment of the proceeds may be made in equal annual or monthly payments for a specified number of years. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest. The present value of any unpaid installments may be withdrawn at any time.

4. Option 4 - Life Income. Kansas City Life will pay an income during the payee's lifetime. A minimum guaranteed payment period may be chosen. Payments received under the Installment Refund Option will continue until the total income payments received equal the proceeds applied.

5. Option 5 - Joint and Survivor Income. Kansas City Life will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

6. Minimum Amounts. Kansas City Life reserves the right to pay the total amount of the Contract in one lump sum, if less than $2000. If payments are less than $50, payments may be made less frequently at Kansas City Life's option. If Kansas City Life has available at the time a payment option is elected options or rates on a more favorable basis than those guaranteed, the more favorable benefits will apply.

K. Delay in Redemptions or Transfers Kansas City Life will ordinarily pay any Death Benefit proceeds, loan proceeds, partial surrender proceeds, or full surrender proceeds within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, Kansas City Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Kansas City Life's Contract Owners.

L.      24-Month Conversion Right
The conversion right required by Rule 6e-3(T)(b)(13)(v)(B) is provided by permitting the Contract Owner during the first 24 Contract Months following the Contract Date and during the first 24 Contract Months following the effective date of an increase to the Specified Amount, to exercise a one-time Special Transfer Right by requesting that all or a portion of the Variable Account Value be transferred to the Fixed Account. Exercise of the Special Transfer Right does not count toward the six transfers that are permitted each Contract Year without imposing the Transfer Processing Fee, and is not subject to a Transfer Processing Fee. Since a new contract, under which payments (or charges), dividends, and cash values could vary from those under the existing Contract, will not be issued, no adjustment in payments and cash values under the Contract would be required to address such variances.

M.      Maturity Benefit
The Maturity Date is the Contract Anniversary an or next following the Insured's 95th birthday. If the Contract is still in force on the Maturity Date, the Maturity Benefit will be paid to you. The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.

APPENDIX A
On the Allocation Date, Kansas City Life will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary Day that have occurred prior to the Allocation Date. Subsequent Monthly Deductions will be made as of each Monthly Anniversary Day thereafter. The Contract Date is the date used to determine the Monthly Anniversary Day. The Monthly Deduction consists of (1) cost of insurance charges, (2) administration fees (the "Monthly Expense Charge"), and (3) any charges for supplemental and/or rider benefits. The Monthly Deduction is deducted from the Variable Accounts and Fixed Account pro rata on the basis of the portion of Contract Value in each account on the Monthly Anniversary Day.

Cost of Insurance Charge. This charge compensates Kansas City Life for the expense of providing insurance coverage. The charge depends on a number of variables and therefore will vary from Contract to Contract and from Monthly Anniversary Day to Monthly Anniversary Day. For any Contract, the cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the net amount at risk on that Monthly Anniversary Day.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit, discounted with one month of interest and the Contract Value, as calculated on that Monthly Anniversary Day before the cost of insurance charge is taken. The interest rate used to discount the Death Benefit is the current interest rate that is being credited on portions of any Net Premiums that are allocated to the Fixed Account as of that Monthly Anniversary Day.
The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's Age, sex, level of specified amount, number of completed Contract Years, and risk class, and therefore varies from time to time. Kansas City Life currently places Insureds in the following classes, based on underwriting: Standard Smoker, Standard Nonsmoker, or Preferred Nonsmoker. An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes. Standard Nonsmoker rates are available for Issue Ages 0-80. Standard Smoker and Preferred Nonsmoker rates are available for Issue Ages 15-80. Contracts with a specified amount of $500,000 and above currently are subject to a lower level of cost of
insurance charges.   The cost of insurance rate for an increase in Specified
Amount will be determined on each Monthly Anniversary Day and is based on the Insured's Age, sex, number of completed Contract Years, and risk class.

Kansas City Life places the Insured in a risk class when the Contract is given underwriting approval, based on Kansas City Life's underwriting of the application. When an increase in Specified Amount is requested, Kansas City Life conducts underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, the lower rates will apply to the entire Specified Amount. If the risk class for the increase has higher cost of insurance rates than the existing class, the higher rates will apply only to the increase in Specified Amount, and the existing risk class will continue to apply to the existing Specified Amount.

Kansas City Life does not conduct underwriting for an increase in Specified Amount if the increase is requested as part of a conversion from a term contract or on exercise of the Option to Increase the Specified Amount Rider. In the case of a term conversion, the risk class that applies to the increase will be based on the provisions of the term contract. In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase will be the class in effect on the initial Specified Amount at the time that the increase is elected.

The net amount at risk associated with a Specified Amount increase is determined by the percentage that the Specified Amount increase bears to the Contract's total Specified Amount immediately following the increase. The resulting percentage is the part of the Contract's total net amount at risk that is attributed to the Specified Amount increase. The remaining percentage of the Contract's total net amount at risk is attributed to the existing Specified Amount. (For example, if the Contract's Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then 40% of the total net amount at risk is attributed to the Specified Amount increase.) On each Monthly Anniversary Day, the net amount at risk used to determine the cost of insurance charge associated with the Specified Amount increase is the Contract's total net amount of risk at that time, multiplied by the percentage calculated as described above. This percentage remains fixed until the Specified Amount is changed.

Kansas City Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the contracts. The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Kansas City Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. Current cost of insurance rates will be determined based on Kansas City Life's expectations as to future mortality experience. These rates may change from time to time.

Monthly Expense Charge
Kansas City Life will begin deducting the Monthly Expense Charge from the Contract Value as of the Contract Date. Thereafter, Kansas City Life will deduct a Monthly Expense Charge from the Contract Value as of each Monthly Anniversary Day. The Monthly Expense Charge is made up of two parts:

(1) a maintenance charge which is a level monthly charge which applies in all years. The maintenance charge is guaranteed not to exceed $6.00.

(2) An acquisition charge which is a charge of $20 per Contract Month for the first Contract Year and $20 per Contract Month for 12 months following the effective date of an increase in Specified Amount.

The Monthly Expense Charge reimburses Kansas City Life for expenses incurred in the administration of the Contracts and the Variable Account. Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements.

Reduced Charges for Eligible Groups
The charges otherwise applicable may be reduced with respect to Contracts issued to a class of associated individuals or to a trustee, employer or similar entity where Kansas City Life anticipates that the sales to the members of the class will result in lower than normal sales or administrative expenses. These reductions will be made in accordance with our rules in effect at the time of the application for a Contract. The factors we will consider in determining the eligibility of a particular group for reduced charges and the level of the reduction are as follows: the nature of the association and it organizational framework, the method by which sales will be made to the members of the class, the facility with which premiums will be collected from the associated individuals and the association capabilities with respect to administrative tasks, the anticipated persistency of the Contract, the size of the class of associated individuals and the number of years it has been in existence and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interest of any Contract holder.

Supplemental and/or Rider Benefits
The following supplemental and/or rider benefits are available and may be added to the Owner's Contract. Monthly charges for these benefits and/or riders will be deducted from the Owner's Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

Disability Continuance of Insurance (DCOI)
        Issue Ages: 15-55, renewal through age 59 This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60.
Benefits under this rider continue until the Insured is no longer totally disabled.

        Accidental Death Benefit (ADB)
        Issue Ages:  0-60
        This rider provides for the payment of an additional amount of insurance in the event of accidental death. The rider terminates when the Insured attains age 70.

        Option to Increase Specified Amount (Assured Insurability - AI)
        Issue Ages:  0-38
        This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates.
See the rider contract for the specific dates.

        Spouse's Term insurance (STI)
        Issue Ages:  15-50 (Spouse's age)
        This rider provides decreasing term insurance on the Insured's spouse. The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased. The amount of insurance per unit of coverage is based on the Insured Spouse's attained age. A table specifying the amount of insurance per unit of coverage is in the rider contract.

        Children's Term Insurance (CTI)
        Issue Ages:  14 Days - 17 Years (Children's ages)
        This rider provides level term insurance on each Insured Child.
This term insurance continues until the Contract anniversary on which the Insured Child's attained age is 25. The rider expires on the Contract Anniversary on which the Insured is age 65.

        Other Insured Term Insurance (OI)
        Issue Ages:  0-65 (Other Insured's age)
        This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children. The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is age 95 unless an earlier date is requested. The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

        Extra Protection (EXP)
        Issue Ages:  0-80
        This rider provides level yearly renewable term coverage on the Insured. The coverage expires at the Contract Anniversary on which the Insured is age 95 unless an earlier date is requested.

        Disability Premium Benefit Rider (DPB)
        Issue Ages:  15-55, renewal through 59
        This rider provides for the payment of the disability premium benefit amount as premium to the Contract during a period of total disability of the Insured. The DPB benefit amount is a monthly amount that is requested by the Owner. DPB benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.


          Maturity Extension Rider Issue Ages: No restrictions This rider provides the Contract Owner with the option to delay the Maturity Date of the Contract by 20 years.


Bonus on Contract Value in the Variable Account
A bonus may be credited to the Contract on each Monthly Anniversary Day beginning in the eleventh Contract Year. The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Contract Value in each Subaccount of the Variable Account at the end of each Contract Month. This bonus is not guaranteed, and Kansas City Life may decide not to pay the bonus.